FILE NOS.    33-31675
                                                                        811-5979

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A
                                   ---------
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                           Pre-Effective Amendment No.
                         Post-Effective Amendment No. 30
                                     and/or
                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 33
                        (Check appropriate box or boxes)

                  JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND
               (Exact Name of Registrant as Specified in Charter)
                               601 Congress Street
                        Boston, Massachusetts 02210-2805
                    (Address of Principal Executive Offices)
               Registrant's Telephone Number including Area Code
                                 (617) 663-4324

                           ALFRED P. OUELLETTE, ESQ.
                           John Hancock Advisers, LLC
                             601 Congress Street
                        Boston, Massachusetts 02210-2805
                    (Name and Address of Agent for Service)

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

It is proposed that this filing will become effective (check appropriate box) [x] immediately upon filing pursuant to paragraph (b) of Rule 485
[ ]  on January 1, 2007 pursuant to paragraph (b) of Rule 485
[ ]  60 days after filing pursuant to paragraph (a) of Rule 485
[ ]  on (date) pursuant to paragraph (a) of Rule 485

if appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                       JOHN HANCOCK TAX-FREE INCOME FUNDS
                         California Tax-Free Income Fund
                         High Yield Municipal Bond Fund
                       Massachusetts Tax-Free Income Fund
                          New York Tax-Free Income Fund
                               Tax Free Bond Fund

      Supplement dated January 8, 2007 to Prospectus dated January 1, 2007


This supplement replaces in its entirety the Supplement dated January 4, 2007.

Effective as of the date hereof, sales of shares of each of California Tax-Free Income Fund, Massachusetts Tax-Free Income Fund, New York Tax-Free Income Fund and Tax-Free Bond Fund have resumed.

High Yield Municipal Bond Fund is currently reviewing the presentation of instruments commonly known as "inverse floaters" in financial statements contained in or incorporated by reference into the prospectus and statement of additional information of the Fund. Pending such review, sales of shares of High Yield Municipal Bond Fund are temporarily suspended until further notice and any such financial statements and the related report of the Independent Registered Accounting Firm or other financial information with respect to the High Yield Municipal Bond Fund should not be relied upon. High Yield Municipal Bond Fund intends to resume sales of shares as soon as practicable following the completion of such review.

[JOHN HANCOCK(R) LOGO]
----------------------
  JOHN HANCOCK FUNDS

                                              John Hancock Tax-Free Income Funds
--------------------------------------------------------------------------------
                                           California Tax-Free Income Fund

                                            High Yield Municipal Bond Fund

                                        Massachusetts Tax-Free Income Fund

                                             New York Tax-Free Income Fund

                                                        Tax-Free Bond Fund


--------------------------------------------------------------------------------
Prospectus
1.1.2007
--------------------------------------------------------------------------------


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

Contents
--------------------------------------------------------------------------------
      JOHN HANCOCK TAX-FREE FUNDS
      --------------------------------------------------------------------------
      California Tax-Free Income Fund                                          4
      High Yield Municipal Bond Fund                                           6
      Massachusetts Tax-Free Income Fund                                       8
      New York Tax-Free Income Fund                                           10
      Tax-Free Bond Fund                                                      12

      YOUR ACCOUNT
      --------------------------------------------------------------------------
      Choosing a share class                                                  14
      How sales charges are calculated                                        15
      Sales charge reductions and waivers                                     15
      Opening an account                                                      17
      Buying shares                                                           18
      Selling shares                                                          19
      Transaction policies                                                    21
      Dividends and account policies                                          23
      Additional investor services                                            24

      FUND DETAILS
      --------------------------------------------------------------------------
      Business structure                                                      25
      Management biographies                                                  26
      Financial highlights                                                    27

      FOR MORE INFORMATION                                            BACK COVER
      --------------------------------------------------------------------------

Overview
--------------------------------------------------------------------------------

John Hancock Tax-Free Income Funds

These funds seek to offer income that is exempt from federal and, in some cases, state and local income tax. Each fund has its own strategy and its own risk profile. Each fund invests primarily in municipal securities exempt from federal (and in some funds, state) income tax. However, a portion of a tax-free fund's income may be subject to these taxes, as well as the federal alternative minimum tax.

Who may want to invest

These funds may be appropriate for investors who:

o     are in higher income brackets

o     want regular monthly income

o     are interested in lowering their income tax burden

o pay California, Massachusetts or New York income tax (state-specific funds)

Tax-free income funds may NOT be appropriate if you:

o     are not subject to a high level of state or federal income tax

o     are seeking an investment for a tax-deferred retirement account

o     are investing for maximum return over a long time horizon

o     require absolute stability of your principal

Risks of mutual funds

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

The management firm


All John Hancock tax-free income funds are managed by John Hancock Advisers, LLC. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. (a subsidiary of Manulife Financial Corporation) and as of September 30, 2006, managed approximately $xx billion in assets.


FUND INFORMATION KEY
--------------------------------------------------------------------------------

Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[LOGO]

Goal and strategy

The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[LOGO]

Past performance

The fund's total return, measured year-by-year and over time.

[LOGO]

Main risks

The major risk factors associated with the fund.

[LOGO]

Your expenses

The overall costs borne by an investor in the fund, including sales charges and annual expenses.

California Tax-Free Income Fund

[LOGO]

GOAL AND STRATEGY

The fund seeks a high level of current income, consistent with preservation of capital, that is exempt from federal and California personal income taxes. In pursuing this goal, the fund normally invests at least 80% of its assets in securities of any maturity exempt from federal and California personal income taxes. Most of these securities are investment-grade when purchased, but the fund may invest up to 20% of assets in junk bonds rated BB/Ba and their unrated equivalents.

In managing the portfolio, the management team utilizes a strategy designed to find undervalued bonds, based on research into specific municipal issuers, their creditworthiness and the structure of their bonds. The team also assesses general credit trends and identifies promising market sectors to assist in the selection of such securities for long-term investment. Further, the team employs detailed analysis of an appropriate index to model portfolio performance and composition, then blends the macro assessment with the security analysis in a comprehensive disciplined process.

The management team seeks an appropriate blend of general obligation and revenue bonds for the fund. Revenue bonds, which are repaid from income tied to specific facilities such as power plants, carry higher yields and may represent a larger percentage of the fund.

The team also favors bonds with limitations on whether they can be called, or redeemed, by the issuer before maturity. This enables the team to minimize the effect of declining interest rates on the fund's income. The fund is non-diversified and may invest more than 5% of assets in securities of a single issuer.

The fund may make limited use of certain derivatives (investments whose value is based on indexes or other securities), especially in managing its exposure to interest rate risk.

In abnormal circumstances, the fund may temporarily invest more than 20% of its assets in taxable investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

--------------------------------------------------------------------------------

[LOGO]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.


Class A, total returns
2006 return as of 9-30-06: 3.90%
Best quarter: Q3 '02, 5.11%
Worst quarter: Q2 '04, -2.82%


After-tax returns

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                                   [BAR CHART]


--------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
--------------------------------------------------------------------------------

1996     1997   1998     1999     2000    2001    2002    2003     2004    2005

4.48%   10.13%  6.65%   -2.84%   11.26%   3.87%   7.99%   3.94%    4.46%   4.12%

Index (reflects no fees or taxes)

Lehman Brothers Municipal Bond Index, an unmanaged index of municipal bonds.

--------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending
12-31-05
--------------------------------------------------------------------------------



                                                                              Life of
                                                   1 year   5 year   10 year  Class C
-------------------------------------------------------------------------------------
Class A before tax                                 -0.60%    3.91%     4.86%      --
-------------------------------------------------------------------------------------
Class A after tax on distributions                 -0.60%    3.91%     4.86%      --
-------------------------------------------------------------------------------------
Class A after tax on distributions, with sale       1.15%    4.02%     4.87%      --
-------------------------------------------------------------------------------------
Class B before tax                                 -1.74%    3.66%     4.70%      --
-------------------------------------------------------------------------------------
Class C before tax (began 4-1-99)                   2.24%    3.98%       --     3.77%
-------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index                3.51%    5.59%     5.71%    5.36%

[LOGO]

MAIN RISKS

The major factors in this fund's performance are interest rates and credit risk. When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk. There is no limit on the fund's average maturity.

Because the fund invests primarily in California issuers, its performance is affected by local, state and regional factors. These may include economic or policy changes, erosion of the tax base, state legislative changes (especially those regarding taxes) and the possibility of credit problems.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. In general, lower-rated bonds have higher credit risks. If certain sectors or investments do not perform as the fund expects, it could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, these risks could increase volatility or reduce performance:

o Revenue bonds could be downgraded or go into default if revenues from their underlying facilities decline, causing the fund to lose money.

o If the fund invests heavily in a single issuer, its performance could suffer significantly from adverse events affecting that issuer.

o Junk bonds could make the fund more sensitive to market or economic shifts.

o     Certain derivatives could produce disproportionate losses.

o In a down market, certain securities and derivatives could become harder to value or to sell at a fair price.

--------------------------------------------------------------------------------

[LOGO]

YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets and, therefore, are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)                Class A     Class B   Class C
--------------------------------------------------------------------------------
Maximum front-end sales charge (load)
on purchases as a % of purchase price                4.50%        none      none
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever
is less                                               none(2)    5.00%     1.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Annual operating expenses                          Class A     Class B   Class C
--------------------------------------------------------------------------------
Management fee                                       0.55%       0.55%     0.55%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees                0.15%       1.00%     1.00%
--------------------------------------------------------------------------------
Other expenses                                       0.12%       0.12%     0.12%
--------------------------------------------------------------------------------
Total fund operating expenses                        0.82%       1.67%     1.67%
--------------------------------------------------------------------------------

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                              Year 1      Year 3     Year 5     Year 10
--------------------------------------------------------------------------------
Class A                                 $530        $700     $  885     $ 1,418
--------------------------------------------------------------------------------
Class B with redemption                 $670        $826     $1,107     $ 1,750
--------------------------------------------------------------------------------
Class B without redemption              $170        $526     $  907     $ 1,750
--------------------------------------------------------------------------------
Class C with redemption                 $270        $526     $  907     $ 1,976
--------------------------------------------------------------------------------
Class C without redemption              $170        $526     $  907     $ 1,976

(1)   A $4.00 fee will be charged for wire redemptions.

(2) Except for investments of $1 million or more; see "How sales charges are calculated."


--------------------------------------------------------------------------------
SUBADVISER


MFC Global Investment Management (U.S.), LLC (formerly known as Sovereign Asset Management LLC)


Team responsible for day-to-day investment management

A subsidiary of John Hancock Financial Services, Inc.

Founded in 1979

Supervised by the adviser

PORTFOLIO MANAGERS

Dianne M. Sales, CFA
Joined fund team in 1995

Frank A. Lucibella, CFA
Rejoined fund team in 2005

Managers share portfolio management responsibilities


See page 26 for the management biographies.


FUND CODES

Class A          Ticker                   TACAX
                 CUSIP                    41014R108
                 Newspaper                CATxFA
                 SEC number               811-5979
                 JH fund number           53

Class B          Ticker                   TSCAX
                 CUSIP                    41014R207
                 Newspaper                CATxFB
                 SEC number               811-5979
                 JH fund number           153

Class C          Ticker                   TCCAX
                 CUSIP                    41014R306
                 Newspaper                --
                 SEC number               811-5979
                 JH fund number           553

High Yield Municipal Bond Fund

[LOGO]

GOAL AND STRATEGY

The fund seeks a high level of current income that is largely exempt from federal income tax consistent with preservation of capital. In pursuing this goal, the fund normally invests at least 80% of its assets in municipal bonds of any maturity with credit ratings from A to BB/Ba and their unrated equivalents. The fund may also invest up to 5% of assets in bonds rated as low as CC/Ca and their unrated equivalents. Bonds that are in or below the BB/Ba category are considered junk bonds. Municipal bonds may be subject to alternative minimum tax and income may not be entirely tax free to all investors.

In managing the portfolio, the management team utilizes a strategy designed to find undervalued bonds, based on research into specific municipal issuers, their creditworthiness and the structure of their bonds. The team also assesses general credit trends and identifies promising market sectors to assist in the selection of such securities for long-term investment. Further, the team employs detailed analysis of an appropriate index to model portfolio performance and composition, then blends the macro assessment with the security analysis in a comprehensive disciplined process.

The management team seeks an appropriate blend of general obligation and revenue bonds for the fund. Revenue bonds, which are repaid from income tied to specific facilities such as power plants, carry higher yields and may represent a larger percentage of the fund. The team also favors bonds with limitations on whether they can be called, or redeemed, by the issuer before maturity. This enables the team to minimize the effect of declining interest rates on the fund's income. The fund is non-diversified and may invest more than 5% of assets in securities of a single issuer.

The fund may make limited use of certain derivatives (investments whose value is based on indexes or other securities), especially in managing its exposure to interest rate risk.

In abnormal circumstances, the fund may temporarily invest more than 20% of its assets in taxable investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.


The foregoing 80% test applies at the time of purchase and the adviser is not obligated to sell holdings in the event of a ratings change if it determines it is not in the best interest of the fund. Accordingly the fund may for periods of time hold a lower percentage of qualifying securities. While the percentage of qualifying securities held is below 80% the fund will only purchase qualifying securities.


--------------------------------------------------------------------------------

[LOGO]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.


Class A, total returns
2006 return as of 9-30-06: 5.42%
Best quarter: Q3 '97, 3.67%
Worst quarter: Q1 '96, -2.70%


After-tax returns

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                                   [BAR CHART]


--------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
--------------------------------------------------------------------------------

      1996   1997   1998    1999   2000   2001   2002   2003   2004   2005

      1.33%  9.61%  5.45%  -4.13%  5.35%  4.46%  5.07%  5.47%  7.38%  6.85%

Index (reflects no fees or taxes)

Lehman Brothers Municipal Bond Index, an unmanaged index of municipal bonds.

--------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending
12-31-05
--------------------------------------------------------------------------------



                                                                            Life of
                                                1 year   5 year  10 year    Class C
------------------------------------------------------------------------------------
Class A before tax                               2.01%    4.88%    4.14%         --
------------------------------------------------------------------------------------
Class A after tax on distributions               2.01%    4.88%    4.14%         --
------------------------------------------------------------------------------------
Class A after tax on distributions, with sale    3.03%    4.97%    4.32%         --
------------------------------------------------------------------------------------
Class B before tax                               1.05%    4.73%    4.01%         --
------------------------------------------------------------------------------------
Class C before tax (began 4-1-99)                5.05%    5.05%      --        3.60%
------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index             3.51%    5.59%    5.71%       5.36%

[LOGO]

MAIN RISKS

The major factors in this fund's performance are credit risk and interest rates. When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk. There is no limit on the fund's average maturity.

Because their issuers are often in relatively weak financial health, junk bonds could make the fund more sensitive to market or economic shifts and to the risk of default of a particular bond. In general, investors should expect fluctuations in share price, yield and total return that are above average for bond funds.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. If certain sectors or investments do not perform as the fund expects, it could underperform its peers or lose money.

To the extent that the fund invests in securities with additional risks, these risks could increase volatility or reduce performance:

o Revenue bonds could be downgraded or go into default if revenues from their underlying facilities decline, causing the fund to lose money.

o If the fund invests heavily in a single issuer, its performance could suffer significantly from adverse events affecting that issuer.

o If the fund invests heavily in securities from a given state or region, its performance could be disproportionately affected by political or demographic factors in that state or region.

o     Certain derivatives could produce disproportionate losses.

o In a down market, certain securities and derivatives could become harder to value or to sell at a fair price.

--------------------------------------------------------------------------------

[LOGO]

YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets and, therefore, are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)                  Class A   Class B   Class C
--------------------------------------------------------------------------------
Maximum front-end sales charge (load) on purchases
as a % of purchase price                               4.50%      none     none
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever is less     none(2)   5.00%    1.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Annual operating expenses                             Class A   Class B  Class C
--------------------------------------------------------------------------------
Management fee                                          0.61%     0.61%    0.61%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees                   0.25%     1.00%    1.00%
--------------------------------------------------------------------------------
Other expenses                                          0.23%     0.23%    0.23%
--------------------------------------------------------------------------------
Total fund operating expenses                           1.09%     1.84%    1.84%
--------------------------------------------------------------------------------

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                     Year 1   Year 3    Year 5   Year 10
--------------------------------------------------------------------------------
Class A                                      $  556   $  781    $1,024   $ 1,719
--------------------------------------------------------------------------------
Class B with redemption                      $  687   $  879    $1,196   $ 1,962
--------------------------------------------------------------------------------
Class B without redemption                   $  187   $  579    $  996   $ 1,962
--------------------------------------------------------------------------------
Class C with redemption                      $  287   $  579    $  996   $ 2,159
--------------------------------------------------------------------------------
Class C without redemption                   $  187   $  579    $  996   $ 2,159

(1)   A $4.00 fee will be charged for wire redemptions.

(2) Except for investments of $1 million or more; see "How sales charges are calculated."


--------------------------------------------------------------------------------

SUBADVISER


MFC Global Investment Management (U.S.), LLC (formerly known as Sovereign Asset Management LLC)


Team responsible for day-to-day investment management

A subsidiary of John Hancock Financial Services, Inc.

Founded in 1979

Supervised by the adviser

PORTFOLIO MANAGERS

Frank A. Lucibella, CFA
Rejoined fund team in 2005

Dianne M. Sales, CFA
Joined fund team in 1995

Managers share portfolio management responsibilities


See page 26 for the management biographies.


FUND CODES

Class A          Ticker                   JHTFX
                 CUSIP                    41013Y302
                 Newspaper                HiYMuBdA
                 SEC number               811-5968
                 JH fund number           59

Class B          Ticker                   TSHTX
                 CUSIP                    41013Y401
                 Newspaper                HiYMuBdB
                 SEC number               811-5968
                 JH fund number           159

Class C          Ticker                   JCTFX
                 CUSIP                    41013Y500
                 Newspaper                --
                 SEC number               811-5968
                 JH fund number           559

Massachusetts Tax-Free Income Fund

[LOGO]

GOAL AND STRATEGY

The fund seeks a high level of current income, consistent with preservation of capital, that is exempt from federal and Massachusetts personal income taxes.

In pursuing this goal, the fund normally invests at least 80% of its assets in securities of any maturity exempt from federal and Massachusetts personal income taxes. Most of these securities have credit ratings of A or higher when purchased, but the fund may invest up to 33.3% of assets in securities rated as low as BB/Ba and their unrated equivalents. Bonds that are in or below the BB/Ba category are considered junk bonds.

In managing the portfolio, the management team utilizes a strategy designed to find undervalued bonds, based on research into specific municipal issuers, their creditworthiness and the structure of their bonds. The team also assesses general credit trends and identifies promising market sectors to assist in the selection of such securities for long-term investment. Further, the team employs detailed analysis of an appropriate index to model portfolio performance and composition, then blends the macro assessment with the security analysis in a comprehensive disciplined process.

The management team seeks an appropriate blend of general obligation and revenue bonds for the fund. Revenue bonds, which are repaid from income tied to specific facilities such as power plants, carry higher yields and may represent a larger percentage of the fund. The team also favors bonds with limitations on whether they can be called, or redeemed, by the issuer before maturity. This enables the team to minimize the effect of declining interest rates on the fund's income. The fund is non-diversified and may invest more than 5% of assets in securities of a single issuer.

The fund may make limited use of certain derivatives (investments whose value is based on indexes or other securities), especially in managing its exposure to interest rate risk.

In abnormal circumstances, the fund may temporarily invest more than 20% of its assets in taxable investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

--------------------------------------------------------------------------------

[LOGO]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.


Class A, total returns
2006 return as of 9-30-06: 3.04%
Best quarter: Q3 '02, 5.26%
Worst quarter: Q2 '04, -2.36%


After-tax returns

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                                   [BAR CHART]


--------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
--------------------------------------------------------------------------------
     1996   1997   1998    1999    2000   2001   2002   2003   2004   2005

     4.27%  9.34%  7.06%  -4.24%  11.74%  4.35%  9.56%  6.18%  4.28%  3.43%

Index (reflects no fees or taxes)

Lehman Brothers Municipal Bond Index, an unmanaged index of municipal bonds.

--------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending
12-31-05
--------------------------------------------------------------------------------



                                                                            Life of   Life of
                                                1 year   5 year  10 year    Class B   Class C
----------------------------------------------------------------------------------------------
Class A before tax                              -1.20%    4.57%    5.03%        --        --
----------------------------------------------------------------------------------------------
Class A after tax on distributions              -1.21%    4.57%    5.02%        --        --
----------------------------------------------------------------------------------------------
Class A after tax on distributions, with sale    0.63%    4.56%    5.00%        --        --
----------------------------------------------------------------------------------------------
Class B before tax (began 10-3-96)              -2.25%    4.47%      --       5.15%       --
----------------------------------------------------------------------------------------------
Class C before tax (began 4-1-99)                1.72%    4.80%      --         --      4.33%
----------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index             3.51%    5.59%    5.71%      5.99%     5.36%

[LOGO]

MAIN RISKS

The major factors in this fund's performance are interest rates and credit risk. When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk. There is no limit on the fund's average maturity.

Because the fund invests primarily in Massachusetts issuers, its performance is affected by local, state and regional factors. These may include economic or policy changes, erosion of the tax base, state legislative changes (especially those affecting taxes) and the possibility of credit problems.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. In general, lower-rated bonds have higher credit risks. If certain sectors or investments do not perform as the fund expects, it could underperform its peers or lose money.

To the extent that the fund invests in securities with additional risks, these risks could increase volatility or reduce performance:

o Revenue bonds could be downgraded or go into default if revenues from their underlying facilities decline, causing the fund to lose money.

o If the fund invests heavily in a single issuer, its performance could suffer significantly from adverse events affecting that issuer.

o Junk bonds could make the fund more sensitive to market or economic shifts.

o     Certain derivatives could produce disproportionate losses.

o In a down market, certain securities and derivatives could become harder to value or to sell at a fair price.

--------------------------------------------------------------------------------

[LOGO]

YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets and, therefore, are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)                 Class A   Class B   Class C
--------------------------------------------------------------------------------
Maximum front-end sales charge (load)
on purchases as a % of purchase price                 4.50%      none      none
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)
as a % of purchase or sale price, whichever
is  less                                               none(2)   5.00%     1.00%
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Annual operating expenses                            Class A   Class B   Class C
--------------------------------------------------------------------------------
Management fee                                         0.50%     0.50%     0.50%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees                  0.30%     1.00%     1.00%
--------------------------------------------------------------------------------
Other expenses                                         0.19%     0.19%     0.19%
--------------------------------------------------------------------------------
Total fund operating expenses                          0.99%     1.69%     1.69%
--------------------------------------------------------------------------------

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                    Year 1   Year 3    Year 5    Year 10
--------------------------------------------------------------------------------
Class A                                     $  546   $  751    $  972    $ 1,608
--------------------------------------------------------------------------------
Class B with redemption                     $  672   $  833    $1,118    $ 1,812
--------------------------------------------------------------------------------
Class B without redemption                  $  172   $  533    $  918    $ 1,812
--------------------------------------------------------------------------------
Class C with redemption                     $  272   $  533    $  918    $ 1,998
--------------------------------------------------------------------------------
Class C without redemption                  $  172   $  533    $  918    $ 1,998

(1)   A $4.00 fee will be charged for wire redemptions.

(2) Except for investments of $1 million or more; see "How sales charges are calculated."


--------------------------------------------------------------------------------

SUBADVISER


MFC Global Investment Management (U.S.), LLC (formerly known as Sovereign Asset Management LLC)


Team responsible for day-to-day investment management

A subsidiary of John Hancock Financial Services, Inc.

Founded in 1979

Supervised by the adviser

PORTFOLIO MANAGERS

Dianne M. Sales, CFA
Joined fund team in 1995

Frank A. Lucibella, CFA
Rejoined fund team in 2005

Managers share portfolio management responsibilities


See page 26 for the management biographies.


FUND CODES

Class A          Ticker                   JHMAX
                 CUSIP                    410229207
                 Newspaper                MATxFA
                 SEC number               811-5079
                 JH fund number           77

Class B          Ticker                   JHMBX
                 CUSIP                    410229405
                 Newspaper                --
                 SEC number               811-5079
                 JH fund number           177

Class C          Ticker                   JMACX
                 CUSIP                    410229603
                 Newspaper                --
                 SEC number               811-5079
                 JH fund number           577

New York Tax-Free Income Fund

[LOGO]

GOAL AND STRATEGY

The fund seeks a high level of current income consistent with preservation of capital that is exempt from federal, New York State and New York City personal income taxes.

In pursuing this goal, the fund normally invests at least 80% of its assets in securities of any maturity exempt from federal and New York personal income taxes. Most of these securities have credit ratings of A or higher when purchased, but the fund may invest up to 33.3% of assets in bonds rated as low as BB/Ba and their unrated equivalents. Bonds that are in or below the BB/Ba category are considered junk bonds.

In managing the portfolio, the management team utilizes a strategy designed to find undervalued bonds, based on research into specific municipal issuers, their creditworthiness and the structure of their bonds. The team also assesses general credit trends and identifies promising market sectors to assist in the selection of such securities for long-term investment. Further, the team employs detailed analysis of an appropriate index to model portfolio performance and composition, then blends the macro assessment with the security analysis in a comprehensive disciplined process.

The management team seeks an appropriate blend of general obligation and revenue bonds for the fund. Revenue bonds, which are repaid from income tied to specific facilities such as power plants, carry higher yields and may represent a larger percentage of the fund. The team also favors bonds with limitations on whether they can be called, or redeemed, by the issuer before maturity. This enables the team to minimize the effect of declining interest rates on the fund's income. The fund is non-diversified and may invest more than 5% of assets in securities of a single issuer.

The fund may make limited use of certain derivatives (investments whose value is based on indexes or other securities), especially in managing its exposure to interest rate risk.

In abnormal circumstances, the fund may temporarily invest more than 20% of its assets in taxable investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

--------------------------------------------------------------------------------

[LOGO]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.


Class A, total returns
2006 return as of 9-30-06: 3.77%
Best quarter: Q4 '00, 5.14%
Worst quarter: Q2 '04, -2.45%


After-tax returns

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


                                   [BAR CHART]
--------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
--------------------------------------------------------------------------------
1996    1997    1998     1999     2000    2001     2002    2003    2004    2005

3.65%   9.50%   6.28%   -4.39%   13.10%   3.80%    8.60%   4.39%   4.43%   3.16%

Index (reflects no fees or taxes)

Lehman Brothers Municipal Bond Index, an unmanaged index of municipal bonds.

--------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending
12-31-05
--------------------------------------------------------------------------------



                                                                            Life of   Life of
                                                   1 year  5 year  10 year  Class B   Class C
---------------------------------------------------------------------------------------------
Class A before tax                                 -1.48%   3.90%    4.67%      --        --
---------------------------------------------------------------------------------------------
Class A after tax on distributions                 -1.48%   3.90%    4.65%      --        --
---------------------------------------------------------------------------------------------
Class A after tax on distributions, with sale       0.45%   3.98%    4.68%      --        --
---------------------------------------------------------------------------------------------
Class B before tax (began 10-3-96)                 -2.50%   3.79%      --     4.77%       --
---------------------------------------------------------------------------------------------
Class C before tax (began 4-1-99)                   1.46%   4.13%      --       --      4.01%
---------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index                3.51%   5.59%    5.71%    5.99%     5.36%

[LOGO]

MAIN RISKS

The major factors in this fund's performance are interest rates and credit risk. When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk. There is no limit on the fund's average maturity.

Because the fund invests primarily in New York issuers, its performance is affected by local, state and regional factors. These may include economic or policy changes, erosion of the tax base, state legislative changes (especially those affecting taxes) and the legacy of past credit problems of New York City and other issuers.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. In general, lower-rated bonds have higher credit risks. If certain sectors or investments do not perform as the fund expects, it could underperform its peers or lose money.

To the extent that the fund invests in securities with additional risks, these risks could increase volatility or reduce performance:

o Revenue bonds could be downgraded or go into default if revenues from their underlying facilities decline, causing the fund to lose money.

o Junk bonds could make the fund more sensitive to market or economic shifts.

o If the fund invests heavily in a single issuer, its performance could suffer significantly from adverse events affecting that issuer.

o     Certain derivatives could produce disproportionate losses.

o In a down market, certain securities and derivatives could become harder to value or to sell at a fair price.

--------------------------------------------------------------------------------

[LOGO]

YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets and, therefore, are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)                Class A    Class B   Class C
--------------------------------------------------------------------------------
Maximum front-end sales charge (load) on
purchases as a % of purchase price                   4.50%       none      none
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) as a %
of purchase or sale price, whichever is less          none(2)   5.00%     1.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Annual operating expenses                          Class A    Class B   Class C
--------------------------------------------------------------------------------
Management fee                                       0.50%      0.50%     0.50%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees                0.30%      1.00%     1.00%
--------------------------------------------------------------------------------
Other expenses                                       0.23%      0.23%     0.23%
--------------------------------------------------------------------------------
Total fund operating expenses                        1.03%      1.73%     1.73%
--------------------------------------------------------------------------------

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                                   Year 1   Year 3     Year 5   Year 10
--------------------------------------------------------------------------------
Class A                                    $  550   $  763    $   993   $ 1,653
--------------------------------------------------------------------------------
Class B with redemption                    $  676   $  845    $ 1,139   $ 1,856
--------------------------------------------------------------------------------
Class B without redemption                 $  176   $  545    $   939   $ 1,856
--------------------------------------------------------------------------------
Class C with redemption                    $  276   $  545    $   939   $ 2,041
--------------------------------------------------------------------------------
Class C without redemption                 $  176   $  545    $   939   $ 2,041

(1)   A $4.00 fee will be charged for wire redemptions.

(2) Except for investments of $1 million or more; see "How sales charges are calculated."


--------------------------------------------------------------------------------
SUBADVISER


MFC Global Investment Management (U.S.), LLC (formerly known as Sovereign Asset Management LLC)


Team responsible for day-to-day investment management

A subsidiary of John Hancock Financial Services, Inc.

Founded in 1979

Supervised by the adviser

PORTFOLIO MANAGERS

Dianne M. Sales, CFA
Joined fund team in 1995

Frank A. Lucibella, CFA
Rejoined fund team in 2005

Managers share portfolio management responsibilities


See page 26 for the management biographies.


FUND CODES

Class A          Ticker                   JHNYX
                 CUSIP                    410229306
                 Newspaper                NYTxFA
                 SEC number               811-5079
                 JH fund number           76

Class B          Ticker                   JNTRX
                 CUSIP                    410229504
                 Newspaper                --
                 SEC number               811-5079
                 JH fund number           176

Class C          Ticker                   JNYCX
                 CUSIP                    410229702
                 Newspaper                --
                 SEC number               811-5079
                 JH fund number           576

Tax-Free Bond Fund

[LOGO]

GOAL AND STRATEGY

The fund seeks as high a level of interest income exempt from federal income tax as is consistent with preservation of capital. In pursuing this goal, the fund normally invests at least 80% of its assets in tax-exempt bonds of any maturity. Most of these bonds are investment-grade when purchased, but the fund may also invest up to 35% of assets in junk bonds rated BB/Ba or B and their unrated equivalents.

In managing the portfolio, the management team utilizes a strategy designed to find undervalued bonds, based on research into specific municipal issuers, their creditworthiness and the structure of their bonds. The team also assesses general credit trends and identifies promising market sectors to assist in the selection of such securities for long-term investment. Further, the team employs detailed analysis of an appropriate index to model portfolio performance and composition, then blends the macro assessment with the security analysis in a comprehensive disciplined process.

The management team seeks an appropriate blend of general obligation and revenue bonds for the fund. Revenue bonds, which are repaid from income tied to specific facilities such as power plants, carry higher yields and may represent a larger percentage of the fund. The fund may invest up to 25% of assets in private activity bonds.

The management team also favors bonds with limitations on whether they can be called, or redeemed by the issuer before maturity. This enables the team to minimize the effect of declining interest rates on the fund's income.

The fund may make limited use of certain derivatives (investments whose value is based on indexes or other securities), especially in managing its exposure to interest rate risk.

In abnormal circumstances, the fund may temporarily invest more than 20% of its assets in taxable investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

--------------------------------------------------------------------------------

[LOGO]

PAST PERFORMANCE

The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. The average annual figures reflect sales charges; the year-by-year and index figures do not, and would be lower if they did. The average annual total returns for Class C have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.


Class A, total returns
2006 return as of 9-30-06: 4.00%
Best quarter: Q3 '04, 4.26%
Worst quarter: Q2 '04, -2.67%


After-tax returns

After-tax returns are shown for Class A shares only and would be different for the other classes. They are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


                                   (BAR CHART)

--------------------------------------------------------------------------------
Class A calendar year total returns (without sales charges)
--------------------------------------------------------------------------------

 1996    1997    1998    1999     2000     2001    2002    2003     2004    2005

4.15%   9.81%   5.50%   -3.50%   10.40%   2.54%   7.17%   4.75%    4.91%   3.89%

Index (reflects no fees or taxes)

Lehman Brothers Municipal Bond Index, an unmanaged index of municipal bonds.

--------------------------------------------------------------------------------
Average annual total returns (including sales charge) for periods ending
12-31-05
--------------------------------------------------------------------------------



                                                                               Life of
                                                 1 year    5 year    10 year   Class C
Class A before tax                               -0.82%     3.68%      4.41%        --
---------------------------------------------------------------------------------------
Class A after tax on distributions               -0.82%     3.68%      4.41%        --
---------------------------------------------------------------------------------------
Class A after tax on distributions, with sale     1.04%     3.85%      4.50%        --
---------------------------------------------------------------------------------------
Class B before tax                               -1.84%     3.52%      4.26%        --
---------------------------------------------------------------------------------------
Class C before tax (began 4-1-99)                 2.13%     3.83%         --     3.48%
---------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index              3.51%     5.59%      5.71%     5.36%

[LOGO]

MAIN RISKS

The major factors in this fund's performance are interest rates and credit risk. When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk. There is no limit on the fund's average maturity.

Junk bonds may make the fund more sensitive to market or economic shifts. The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. If certain sectors or investments do not perform as the fund expects, it could underperform its peers or lose money.

To the extent that the fund invests in other securities with additional risks, these risks could increase volatility or reduce performance:

o If the fund invests heavily in securities from a given state or region, its performance could be disproportionately affected by political or demographic factors in that state or region.

o Revenue bonds could be downgraded or go into default if revenues from their underlying facilities decline, causing the fund to lose money.

o     Certain derivatives could produce disproportionate losses.

o In a down market, certain securities and derivatives could become harder to value or to sell at a fair price.

--------------------------------------------------------------------------------

[LOGO]

YOUR EXPENSES

Transaction expenses are charged directly to your account. Operating expenses are paid from the fund's assets and, therefore, are paid by shareholders indirectly.

--------------------------------------------------------------------------------
Shareholder transaction expenses(1)               Class A     Class B    Class C
--------------------------------------------------------------------------------
Maximum front-end sales charge (load) on
purchases as a % of purchase price                  4.50%        none       none
--------------------------------------------------------------------------------
Maximum deferred sales charge (load) as a %
of purchase or sale price, whichever is less         none(2)    5.00%      1.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Annual operating expenses                          Class A    Class B    Class C
--------------------------------------------------------------------------------
Management fee                                       0.55%      0.55%      0.55%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees                0.25%      1.00%      1.00%
--------------------------------------------------------------------------------
Other expenses                                       0.16%      0.16%      0.16%
--------------------------------------------------------------------------------
Total fund operating expenses                        0.96%      1.71%      1.71%
--------------------------------------------------------------------------------

The hypothetical example below shows what your expenses would be if you invested $10,000 over the time frames indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only and does not represent the fund's actual expenses and returns, either past or future.

--------------------------------------------------------------------------------
Expenses                               Year 1     Year 3      Year 5    Year 10
--------------------------------------------------------------------------------
Class A                                $  544     $  742     $   957    $ 1,575
--------------------------------------------------------------------------------
Class B with redemption                $  674     $  839     $ 1,128    $ 1,821
--------------------------------------------------------------------------------
Class B without redemption             $  174     $  539     $   928    $ 1,821
--------------------------------------------------------------------------------
Class C with redemption                $  274     $  539     $   928    $ 2,019
--------------------------------------------------------------------------------
Class C without redemption             $  174     $  539     $   928    $ 2,019
--------------------------------------------------------------------------------

(1)   A $4.00 fee will be charged for wire redemptions.

(2) Except for investments of $1 million or more; see "How sales charges are calculated."

--------------------------------------------------------------------------------
SUBADVISER


MFC Global Investment Management (U.S.), LLC (formerly known as Sovereign Asset Management LLC)


Team responsible for day-to-day investment management

A subsidiary of John Hancock Financial Services, Inc.

Founded in 1979

Supervised by the adviser

PORTFOLIO MANAGERS

Frank A. Lucibella, CFA
Rejoined fund team in 2005

Dianne M. Sales, CFA
Joined fund team in 1995

Managers share portfolio management responsibilities


See page 26 for the management biographies.


FUND CODES

Class A          Ticker                   TAMBX
                 CUSIP                    41013Y104
                 Newspaper                TFBdA
                 SEC number               811-5968
                 JH fund number           52

Class B          Ticker                   TSMBX
                 CUSIP                    41013Y203
                 Newspaper                TFBdB
                 SEC number               811-5968
                 JH fund number           152

Class C          Ticker                   TBMBX
                 CUSIP                    41013Y609
                 Newspaper                --
                 SEC number               811-5968
                 JH fund number           552

Your account

--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS

Each share class has its own cost structure, including a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Your financial representative can help you decide which share class is best for you.

--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------

o     A front-end sales charge, as described on the next page.

o Distribution and service (12b-1) fees of 0.15% for California Tax-Free Income, 0.25% for High Yield Municipal Bond and Tax-Free Bond, and 0.30% for Massachusetts Tax-Free Income and New York Tax-Free Income.

--------------------------------------------------------------------------------
Class B
--------------------------------------------------------------------------------

o     No front-end sales charge; all your money goes to work for you right away.

o     Distribution and service (12b-1) fees of 1.00%.

o     A deferred sales charge, as described on the next page.

o Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

--------------------------------------------------------------------------------
Class C
--------------------------------------------------------------------------------

o     No front-end sales charge; all your money goes to work for you right away.

o     Distribution and service (12b-1) fees of 1.00%.

o A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

o No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.




The maximum amount you may invest in Class B shares with any single purchase request is $99,999, and the maximum amount you may invest in Class C shares with any single purchase is $999,999. Signature Services may accept a purchase request for Class B shares for $100,000 or more or for Class C shares for $1,000,000 or more when the purchase is pursuant to the Reinstatement Privilege (see Sales Charge Reductions and Waivers below).


For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.

Because 12b-1 fees are paid on an ongoing basis, they will increase the cost of your investment and may cost shareholders more than other types of sales charges.



Your broker-dealer or agent may charge you a fee to effect transactions in fund shares.


Additional payments to financial intermediaries

Shares of the funds are primarily sold through financial intermediaries (firms), such as brokers, banks, registered investment advisers, financial planners and retirement plan administrators. These firms may be compensated for selling shares of the funds in two principal ways:

o     directly, by the payment of sales commissions, if any and

o     indirectly, as a result of the fund paying Rule 12b-1 fees

Certain firms may request, and the distributor may agree to make, payments in addition to sales commissions and 12b-1 fees out of the distributor's own resources. These additional payments are sometimes referred to as "revenue sharing." These payments assist in our efforts to promote the sale of the funds' shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation, and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the funds and that are willing to cooperate with the distributor's promotional efforts.

The distributor hopes to benefit from revenue sharing by increasing the funds' net assets, which, as well as benefiting the fund, would result in additional management and other fees for the investment adviser and its affiliates. In consideration for revenue sharing, a firm may feature certain funds in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor's marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the intermediary's sales force. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have invested in the funds, the intermediary may earn a profit on these payments. Revenue sharing payments may provide your firm with an incentive to favor the funds.

The Statement of Additional Information (SAI) discusses the distributor's revenue sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the funds, as well as about fees and/or commissions it charges.

The distributor, investment adviser and their affiliates may have other relationships with your firm relating to the provisions of services to the funds, such as providing omnibus account services, transaction processing services or effecting portfolio transactions for funds. If your intermediary provides these services, the investment adviser or the funds may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the investment adviser or its affiliates that are not related to the funds.


14 YOUR ACCOUNT

--------------------------------------------------------------------------------
HOW SALES CHARGES ARE CALCULATED

Class A Sales charges are as follows:

--------------------------------------------------------------------------------
Class A sales charges
--------------------------------------------------------------------------------

                                 As a % of   As a % of your
Your investment             offering price*      investment
------------------------------------------------------------
Up to $99,999                        4.50%            4.71%
------------------------------------------------------------
$100,000 - $249,999                  3.75%            3.90%
------------------------------------------------------------
$250,000 - $499,999                  3.00%            3.09%
------------------------------------------------------------
$500,000 - $999,999                  2.00%            2.04%
------------------------------------------------------------
$1,000,000 and over              See below
------------------------------------------------------------

* Offering price is the net asset value per share plus any initial sales charge.

You may qualify for a reduced Class A sales charge if you own or are purchasing Class A, Class B, Class C, Class I or Class R shares of John Hancock open-end mutual funds (John Hancock Funds). To receive the reduced sales charge, you must tell your broker or financial representative at the time you purchase a fund's Class A shares about any other John Hancock mutual funds held by you, your spouse or your children under the age of 21 living in the same household. This includes investments held in a retirement account, an employee benefit plan or with a broker or financial representative other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. You may need to provide documentation for these accounts, such as an account statement. For more information about these reduced sales charges, you may visit the funds' Web site at www.jhfunds.com. You may also consult your broker or financial representative, or refer to the section entitled "Initial Sales Charge on Class A Shares" in the funds' SAI. You may request an SAI from your broker or financial representative, access the funds' Web site at www.jhfunds.com, or call John Hancock Signature Services, Inc. (Signature Services) the funds' transfer agent, at 1-800-225-5291.

Investments of $1 million or more Class A shares are available with no front-end sales charge on investments of $1 million or more. There is a contingent deferred sales charge (CDSC) on any Class A shares upon which a commission or finder's fee was paid that are sold within one year of purchase, as follows:

--------------------------------------------------------------------------------
Class A deferred charges on $1 million+ investments
--------------------------------------------------------------------------------

                                             CDSC on shares
Your investment                                  being sold
------------------------------------------------------------
First $1M - $4,999,999                                1.00%
------------------------------------------------------------
Next $1 - $5M above that                              0.50%
------------------------------------------------------------
Next $1 or more above that                            0.25%
------------------------------------------------------------

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.

Class B and Class C Shares are offered at their net asset value per share, without any initial sales charge.

A CDSC may be charged if a commission has been paid and you sell Class B or Class C shares within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

--------------------------------------------------------------------------------
Class B deferred charges
--------------------------------------------------------------------------------

                                             CDSC on shares
Years after purchase                             being sold
------------------------------------------------------------
1st year                                              5.00%
------------------------------------------------------------
2nd year                                              4.00%
------------------------------------------------------------
3rd or 4th year                                       3.00%
------------------------------------------------------------
5th year                                              2.00%
------------------------------------------------------------
6th year                                              1.00%
------------------------------------------------------------
After 6th year                                         none

--------------------------------------------------------------------------------
Class C deferred charges
--------------------------------------------------------------------------------

Years after purchase                                   CDSC
------------------------------------------------------------
1st year                                              1.00%
------------------------------------------------------------
After 1st year                                         none

For purposes of these CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month.

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have the lowest CDSC.

--------------------------------------------------------------------------------
SALES CHARGE REDUCTIONS AND WAIVERS

Reducing your Class A sales charges There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

o Accumulation Privilege -- lets you add the value of any class of shares of any John Hancock funds you already own to the amount of your next Class A investment for the purpose of calculating the sales charge. However, Class A shares of money market funds will not qualify unless you have already paid a sales charge on those shares.

                                                                 YOUR ACCOUNT 15

o Letter of Intention -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. You can use a Letter of Intention to qualify for reduced sales charges if you plan to invest at least $100,000 in a fund's Class A shares during the next 13 months. The calculation of this amount would include Accumulations and Combinations as well as your current holdings of all classes of John Hancock funds, which includes any reinvestment of dividends and capital gains distributions. However, Class A shares of money market funds will be excluded unless you have already paid a sales charge. When you sign this letter, the funds agree to charge you the reduced sales charges listed above. Completing a Letter of Intention does not obligate you to purchase additional shares. However, if you do not buy enough shares to qualify for the lower sales charges by the earlier of the end of the 13-month period or when you sell your shares, your sales charges will be recalculated to reflect your actual purchase level. Also available for retirement plan investors is a 48-month Letter of Intention, described in the SAI.

o Combination Privilege -- lets you combine shares of all funds for purposes of calculating the Class A sales charge.

To utilize any reduction you must: Complete the appropriate section of your application, or contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Group Investment Program A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments must total at least $250 per account opened), and individual investors may close their accounts at any time.

To utilize this program you must: Contact your financial representative or Signature Services to find out how to qualify. Consult the SAI for additional details (see the back cover of this prospectus).

CDSC waivers As long as Signature Services is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

o     to make payments through certain systematic withdrawal plans


o certain retirement plans participating in Merrill Lynch, The Princeton Retirement Group, Inc. or PruSolutions(SM) programs


o redemptions pursuant to the fund's right to liquidate an account less than $1,000

o redemptions of Class A shares made after one year from the inception of a retirement plan at John Hancock

o     to make certain distributions from a retirement plan

o     because of shareholder death or disability

To utilize this waiver you must: Contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Reinstatement privilege If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds back into the same share class of the same John Hancock fund and account from which it was removed, within 120 days without a sales charge, as long as Signature Services or your financial representative is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC.

To utilize this privilege you must: Contact your financial representative or Signature Services.

Waivers for certain investors Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:

o selling brokers and their employees and sales representatives (and their Immediate Family, as defined in the SAI)

o financial representatives utilizing fund shares in fee-based or wrap investment products under a signed fee-based agreement or wrap agreement with John Hancock Funds, LLC

o fund trustees and other individuals who are affiliated with these or other John Hancock funds (and their Immediate Family, as defined in the SAI)

o individuals transferring assets held in a SIMPLE IRA, SEP, or SARSEP invested in John Hancock funds directly to an IRA

o individuals converting assets held in an IRA, SIMPLE IRA, SEP or SARSEP invested in John Hancock funds directly to a ROTH IRA

o participants in certain retirement plans with at least 100 eligible employees (one-year CDSC applies)


o certain retirement plans participating in Merrill Lynch, The Princeton Retirement Group, Inc. or PruSolutions(SM) programs

o Individuals recharacterizing from an IRA, ROTH IRA, SEP, SARSEP, or SIMPLE IRA invested in John Hancock Funds back to the original account type from which it was converted


To utilize a waiver you must: Contact your financial representative or Signature Services. Consult the SAI for additional details (see the back cover of this prospectus).

Other waivers Front-end sales charges and CDSCs are generally not imposed in connection with the following transactions:

o exchanges from one John Hancock fund to the same class of any other John Hancock fund (see "Transaction Policies" in this prospectus for additional details)

o dividend reinvestments (see "Dividends and Account Policies" in this prospectus for additional details)

16 YOUR ACCOUNT

--------------------------------------------------------------------------------
OPENING AN ACCOUNT


1     Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments for the John Hancock funds are as follows:

      o     non-retirement account: $1,000

      o     retirement account: $500

      o     group investments: $250

      o Monthly Automatic Accumulation Plan (MAAP): $25 to open; you must invest at least $25 each month

      o there is no minimum initial investment for fee-based or wrap accounts of selling firms who have executed a fee-based or wrap agreement with John Hancock Funds, LLC.

3 All shareholders must complete the account application, carefully following the instructions. If you have any questions, please contact your financial representative or call Signature Services at 1-800-225-5291.

4 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the table on the next page. You and your financial representative can initiate any purchase, exchange or sale of shares.


Important information about opening a new account


To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), requires all financial institutions to obtain, verify and record information that identifies each person or entity that opens an account.

      For individual investors opening an account: When you open an account, you will be asked for your name, residential address, date of birth and social security number.

      For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments or partnership agreements and other information that will help Signature Services identify the entity. Please see the Mutual Fund Account Application for more details.


                                                                 YOUR ACCOUNT 17

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------

        Opening an account                                            Adding to an account
------------------------------------------------------------------------------------------------------------------------------------
By check
------------------------------------------------------------------------------------------------------------------------------------
[LOGO]  o     Make out a check for the investment amount, payable to  o     Make out a check for the investment amount payable to
              "John Hancock Signature Services, Inc."                       "John Hancock Signature Services, Inc."

        o     Deliver the check and your completed application to     o     Fill out the detachable investment slip from an
              your financial representative, or mail them to                account statement. If no slip is available, include a
              Signature Services (address below).                           note specifying the fund name, your share class, your
                                                                            account number and the name(s) in which the account is
                                                                            registered.

                                                                      o     Deliver the check and your investment slip or note to
                                                                            your financial representative, or mail them to
                                                                            Signature Services (address below).

------------------------------------------------------------------------------------------------------------------------------------
By exchange
------------------------------------------------------------------------------------------------------------------------------------
[LOGO]  o     Call your financial representative or Signature         o     Log on to www.jhfunds.com to process exchanges between
              Services to request an exchange.                              funds.


                                                                      o     Call EASI-Line for automated service 24 hours a day at
                                                                            1-800-338-8080.


                                                                      o     Call your financial representative or Signature
                                                                            Services to request an exchange.

------------------------------------------------------------------------------------------------------------------------------------
By wire
------------------------------------------------------------------------------------------------------------------------------------
[LOGO]  o     Deliver your completed application to your financial    o     Obtain wiring instructions by calling Signature
              representative, or mail it to Signature Services.             Services at 1-800-225-5291.

        o     Obtain your account number by calling your financial    o     Instruct your bank to wire the amount of your
              representative or Signature Services.                         investment.

        o     Obtain wiring instructions by calling Signature         o     Specify the fund name, the share class, your account
              Services at 1-800-225-5291.                                   number and the name(s) in which the account is
                                                                            registered. Your bank may charge a fee to wire funds.
        Specify the fund name, the share class, the new account
        number and the name(s) in which the account is registered.
        Your bank may charge a fee to wire funds.

------------------------------------------------------------------------------------------------------------------------------------
By Internet
------------------------------------------------------------------------------------------------------------------------------------
[LOGO]  See "By exchange" and "By wire."                              o     Verify that your bank or credit union is a member of
                                                                            the Automated Clearing House (ACH) system.

                                                                      o     Complete the "Bank Information" section on your
                                                                            account application.

                                                                      o     Log on to www.jhfunds.com to initiate purchases using
                                                                            your authorized bank account.

------------------------------------------------------------------------------------------------------------------------------------
By phone
------------------------------------------------------------------------------------------------------------------------------------
[LOGO]  See "By exchange" and "By wire."                              o     Verify that your bank or credit union is a member of
                                                                            the Automated Clearing House (ACH) system.

                                                                      o     Complete the "Bank Information" section on your
                                                                            account application.


                                                                      o     Call EASI-Line for automated service 24 hours a day at
                                                                            1-800-338-8080.


                                                                      o     Call your financial representative or call Signature
                                                                            Services between 8 A.M. and 7 P.M. Eastern Time on
                                                                            most business days.

                                                                      To open or add to an account using the Monthly Automatic
                                                                      Accumulation Program, see "Additional investor services."

------------------------------------------------------------------

Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for instructions and assistance.

------------------------------------------------------------------

18 YOUR ACCOUNT

--------------------------------------------------------------------------------
Selling shares
--------------------------------------------------------------------------------

                                                                      To sell some or all of your shares
------------------------------------------------------------------------------------------------------------------------------------
By letter
------------------------------------------------------------------------------------------------------------------------------------
[LOGO]  o     Accounts of any type.                                   o     Write a letter of instruction or complete a stock
                                                                            power indicating the fund name, your share class, your
        o     Sales of any amount.                                          account number, the name(s) in which the account is
                                                                            registered and the dollar value or number of shares you
                                                                            wish to sell.

                                                                      o     Include all signatures and any additional documents
                                                                            that may be required (see next page).

                                                                      o     Mail the materials to Signature Services.

                                                                      o     A check will be mailed to the name(s) and address in
                                                                            which the account is registered, or otherwise
                                                                            according to your letter of instruction.

------------------------------------------------------------------------------------------------------------------------------------
By Internet
------------------------------------------------------------------------------------------------------------------------------------
[LOGO]  o     Most accounts.                                          o     Log on to www.jhfunds.com to initiate redemptions from
                                                                            your funds.
        o     Sales of up to $100,000.

------------------------------------------------------------------------------------------------------------------------------------
By phone
------------------------------------------------------------------------------------------------------------------------------------

[LOGO]  o     Most accounts.                                          o     Call EASI-Line for automated service 24 hours a day at
                                                                            1-800-338-8080.
        o     Sales of up to $100,000.
                                                                      o     Call your financial representative or call Signature
                                                                            Services between 8 A.M. and 7 P.M. Eastern Time on
                                                                            most business days.


------------------------------------------------------------------------------------------------------------------------------------
By wire or electronic funds transfer (EFT)
------------------------------------------------------------------------------------------------------------------------------------
[LOGO]  o     Requests by letter to sell any amount.                  o     To verify that the Internet or telephone redemption
                                                                            privilege is in place on an account, or to request the
        o     Requests by Internet or phone to sell up to $100,000.         form to add it to an existing account, call Signature
                                                                            Services.

                                                                      o     Amounts of $1,000 or more will be wired on the next
                                                                            business day. A $4 fee will be deducted from your
                                                                            account.

                                                                      o     Amounts of less than $1,000 may be sent by EFT or by
                                                                            check. Funds from EFT transactions are generally
                                                                            available by the second business day. Your bank may
                                                                            charge a fee for this service.

------------------------------------------------------------------------------------------------------------------------------------
By exchange
------------------------------------------------------------------------------------------------------------------------------------
[LOGO]  o     Accounts of any type.                                   o     Obtain a current prospectus for the fund into which
                                                                            you are exchanging by Internet or by calling your
        o     Sales of any amount.                                          financial representative or Signature Services.

                                                                      o     Log on to www.jhfunds.com to process exchanges between
                                                                            your funds.


                                                                      o     Call EASI-Line for automated service 24 hours a day at
                                                                            1-800-338-8080.


                                                                      o     Call your financial representative or Signature
                                                                            Services to request an exchange.

 To sell shares through a systematic withdrawal plan, see
 "Additional investor services."

                                                                 YOUR ACCOUNT 19

Selling shares in writing In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

o     your address of record has changed within the past 30 days

o you are selling more than $100,000 worth of shares - this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock

o you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most brokers and securities dealers are members of this program. A notary public CANNOT provide a signature guarantee.

------------------------------------------------------------------------------------------------------------------------------------
Seller                                                                Requirements for written requests                   [LOGO]
------------------------------------------------------------------------------------------------------------------------------------
Owners of individual, joint or UGMA/UTMA accounts (custodial          o     Letter of instruction.
accounts for minors).
                                                                      o     On the letter, the signatures of all persons
                                                                            authorized to sign for the account, exactly as the
                                                                            account is registered.


                                                                      o     Medallion Signature guarantee if applicable (see
                                                                            above).


------------------------------------------------------------------------------------------------------------------------------------
Owners of corporate, sole proprietorship, general partner or          o     Letter of instruction.
association accounts.
                                                                      o     Corporate business/organization resolution, certified
                                                                            within the past 12 months, or a John Hancock Funds
                                                                            business/ organization certification form.

                                                                      o     On the letter and the resolution, the signature of the
                                                                            person(s) authorized to sign for the account.


                                                                      o     Medallion Signature guarantee if applicable (see
                                                                            above).


------------------------------------------------------------------------------------------------------------------------------------
Owners or trustees of trust accounts.                                 o     Letter of instruction.

                                                                      o     On the letter, the signature(s) of the trustee(s).

                                                                      o     Copy of the trust document certified within the past
                                                                            12 months or a John Hancock Funds trust certification
                                                                            form.


                                                                      o     Medallion Signature guarantee if applicable (see
                                                                            above).


------------------------------------------------------------------------------------------------------------------------------------
Joint tenancy shareholders with rights of survivorship with           o     Letter of instruction signed by surviving tenant.
a deceased co-tenant(s).
                                                                      o     Copy of death certificate.


                                                                      o     Medallion Signature guarantee if applicable (see
                                                                            above).


                                                                      o     Inheritance Tax Waiver (if applicable).

------------------------------------------------------------------------------------------------------------------------------------
Executors of shareholder estates.                                     o     Letter of instruction signed by executor.

                                                                      o     Copy of order appointing executor, certified within
                                                                            the past 12 months.


                                                                      o     Medallion Signature guarantee if applicable (see
                                                                            above).

                                                                      o     Inheritance Tax Waiver (if applicable).


------------------------------------------------------------------------------------------------------------------------------------
Administrators, conservators, guardians and other sellers or          o     Call 1-800-225-5291 for instructions.
account types not listed above.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------

Address:
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

Phone Number: 1-800-225-5291

Or contact your financial representative for instructions and assistance.

------------------------------------------------------------------

20 YOUR ACCOUNT

--------------------------------------------------------------------------------
TRANSACTION POLICIES

Valuation of shares The net asset value (NAV) per share for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 P.M. Eastern time). Each fund generally values its portfolio of municipal securities and other investments using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by the Adviser to be unreliable, a fund uses a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the board of trustees. All methods of determining the value of a security, including those discussed below, on a basis other than market value, are forms of fair value. The use of fair value pricing by a fund may cause the NAV of its shares to differ from the NAV that would be calculated only using market prices. The Adviser may determine that the closing market price no longer accurately reflects the value of a security for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. Portfolio securities may trade on days when the New York Stock Exchange is closed, even though the funds' shares will not be priced on those days. This may change the fund's NAV on days when you cannot buy or sell fund shares. For market prices and quotations, as well as some fair value methods, the fund relies upon securities prices provided by pricing services. Certain types of securities, including many municipal securities, are regularly priced using fair value rather than market prices. The funds use a pricing matrix to determine the value of municipal securities that do not trade daily. A pricing matrix is a means of valuing a municipal or other debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed-income securities. The fund values debt securities with remaining maturities of 60 days or less at amortized cost. For more information on the valuation of shares, please see the SAI.

Buy and sell prices When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

Execution of requests Each fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order.

At times of peak activity, it may be difficult to place requests by phone. During these times, consider using EASI-Line, accessing www.jhfunds.com, or sending your request in writing.

In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. The registration for both accounts involved must be identical.

Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders. For further details, see "Additional Services and Programs" in the SAI (see the back cover of this prospectus).

Excessive trading The funds are intended for long-term investment purposes only and do not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of a fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to reject or restrict purchase and exchange orders Purchases and exchanges should be made primarily for investment purposes. The funds reserve the right to restrict, reject or cancel (with respect to cancellations, within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, the funds may, in their discretion, restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to the specific "Limitation on Exchange Activity" described below if the funds or their agents determine that accepting the order could interfere with the efficient management of a fund's portfolio or otherwise not be in the fund's best interest in light of unusual trading activity related to your account. In the event that the funds reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The funds reserve the right to delay for up to one business day the processing of exchange requests in the event that, in the funds' judgment, such delay would be in the funds' best interest, in which case both the redemption and purchase side of the exchange will receive the funds' net asset values at the conclusion of the delay period. The funds, through their agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

                                                                 YOUR ACCOUNT 21

Exchange limitation policies The funds' board of trustees has adopted the following policies and procedures by which the funds, subject to the limitations described below, take steps reasonably designed to curtail excessive trading practices.

Limitation on exchange activity The funds, through their agents, undertake to use their best efforts to exercise the funds' right to restrict, reject or cancel purchase and exchange orders, as described above, if an account holder, who purchases or exchanges into a fund account in an amount of $5,000 or more, exchanges $1,000 or more out of that fund account within 30 calendar days on three occasions during any 12-month period. Nothing in this paragraph limits the right of the funds to refuse any purchase or exchange order, as discussed above under "Right to reject purchase and exchange orders."

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example: These exchange limits may be modi-fied for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and pre-determined purchase or redemption requests made well in advance of any knowledge of events effecting the market on the date of the purchase or redemption.

These exchange limits are subject to the funds' ability to monitor exchange activity, as discussed under "Limitation on the ability to detect and curtail excessive trading practices" below. Depending upon the composition of a fund's shareholder accounts and in light of the limitations on the ability of the funds to detect and curtail excessive trading practices, a significant percentage of a fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the funds consider information available to them at the time and reserve the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Limitation on the ability to detect and curtail excessive trading practices Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection, and, despite the efforts of the funds to prevent their excessive trading, there is no guarantee that the funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the funds will not always be able to detect frequent trading activity, investors should not assume that the funds will be able to detect or prevent all frequent trading or other practices that disadvantage the funds. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of a fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of a fund, particularly among certain financial intermediaries such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate their clients' transaction and ownership positions and do not identify the particular underlying shareholder(s) to the fund.

Excessive trading risk To the extent that the funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund's portfolio, and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund's operating costs and decrease the fund's investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in any fund, certain types of funds are more likely than others to be targets of excessive trading. For example: To the extent that a fund invests in municipal securities, including below investment grade (junk) bonds, that may trade infrequently or are fair valued as discussed above under "Valuation of Shares," investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage).

Any frequent trading strategies may interfere with efficient management of a fund's portfolio. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

Account information John Hancock Funds, LLC is required by law to obtain information for verifying an account holder's identity. For example, an individual will be required to supply name, address, date of birth and social security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, John Hancock Funds, LLC may close your account, redeem your shares at the next NAV minus any applicable sales charges and take any other steps that it deems reasonable.

Certificated shares The funds no longer issue share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning the certificated shares to Signature Services, along with a letter of instruction or a stock power and a signature guarantee.

22 YOUR ACCOUNT

Sales in advance of purchase payments When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

Eligibility by state You may only invest in, or exchange into, fund shares legally available in your state.

--------------------------------------------------------------------------------
DIVIDENDS AND ACCOUNT POLICIES

Account statements In general, you will receive account statements as follows:

o after every transaction (except a dividend reinvestment, automatic investment or systematic withdrawal) that affects your account balance

o     after any changes of name or address of the registered owner(s)

o     in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

Dividends The funds generally declare dividends daily and pay them monthly. Capital gains, if any, are distributed annually, typically after the end of a fund's fiscal year. Most of these funds' dividends are income dividends. Your dividends begin accruing the day after the fund receives payment and continue through the day your shares are actually sold.


Dividend reinvestments Most investors have their dividends reinvested in additional shares of the same fund and class. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested on the dividend record date. Alternatively, you may choose to have a check for your dividends and capital gains in the amount of $10 or more mailed to you. However, if the check is not deliverable, or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.


Taxability of dividends Each fund intends to meet certain federal tax requirements so that distributions of the tax-exempt interest it earns may be treated as "exempt-interest dividends." However, any portion of exempt-interest dividends attributable to interest on private activity bonds may increase certain shareholders' alternative minimum tax.

Dividends from a fund's short-term capital gains are taxable as ordinary income. Dividends from a fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund's holding period. Taxable dividends paid in January may be taxable as if they had been paid the previous December.

The state tax-free income funds intend to comply with certain state tax requirements so that their income dividends will generally be exempt from state and local personal income taxes in the applicable state. Dividends of the other tax-free income funds are generally not exempt from state and local income taxes.

The tax information that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Taxability of transactions Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Small accounts (non-retirement only) If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, your fund may close out your account and mail you the proceeds. Alternatively, your fund may charge you $20 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason. Your account will not be closed or charged this fee if its drop in value is due to fund performance or the effects of sales charges. If your account balance is $100 or less and no action is taken, the account will be liquidated.

                                                                 YOUR ACCOUNT 23

--------------------------------------------------------------------------------
ADDITIONAL INVESTOR SERVICES

Monthly Automatic Accumulation Program (MAAP) MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

o     Complete the appropriate parts of your account application.


o If you are using MAAP to open an account, make out a check for your first investment amount payable to "John Hancock Signature Services, Inc." in an amount satisfying the applicable minimum initial investment requirements specified in the section OPENING AN ACCOUNT. Deliver your check and application to your financial representative or Signature Services.


Systematic withdrawal plan This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

o     Make sure you have at least $5,000 worth of shares in your account.

o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

o Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

o Determine the schedule: monthly, quarterly, semiannually, annually or in certain selected months.

o Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

Retirement plans John Hancock Funds, LLC offers a range of retirement plans, including traditional IRAs, Roth IRAs, Coverdell ESAs, SIMPLE plans and SEPs. Using these plans, you can invest in any John Hancock fund (except tax-free income funds) with a low minimum investment of $500 or, for some group plans, no minimum investment at all. Because of certain tax implications, tax-free income funds are not appropriate investments for qualified retirement plans. To find out more, call Signature Services at 1-800-225-5291.

Fund securities The funds' portfolio securities disclosure policy can be found in each fund's SAI and on the funds' Web site, www.jhfunds.com. The funds' Web site also lists fund holdings. Portfolio holding information is posted on the funds' Web site each month on a one-month lag and is available on the fund's Web site until a fund files its next Form N-CSR or Form N-Q with the Securities and Exchange Commission ("SEC"). Portfolio holding information as filed with the SEC on Forms N-CSR and N-Q is also made available on the fund's Web site.

24 YOUR ACCOUNT

Fund details

--------------------------------------------------------------------------------
BUSINESS STRUCTURE

The diagram below shows the basic business structure used by the John Hancock tax-free income funds. Each fund's board of trustees oversees the fund's business activities and retains the services of the various firms that carry out the fund's operations.

The trustees of the Massachusetts Tax-Free Income and New York Tax-Free Income funds have the power to change these funds' respective investment goals without shareholder approval.


Subadvisers MFC Global Investment Management (U.S.), LLC ("MFC Global (U.S.)") subadvises each of the funds. Prior to October 1, 2006, MFC Global (U.S.) was known as Sovereign Asset Management LLC. MFC Global (U.S.) was founded in 1979 and provides investment advisory services to individual and institutional investors. MFC Global (U.S.) is a wholly-owned subsidiary of John Hancock Financial Services, Inc. (a subsidiary of Manulife Financial Corporation) and, as of June 30, 2006, had total assets under management of approximately $26 billion.


Management fees The management fees paid to the investment adviser by the John Hancock tax-free income funds last fiscal year are as follows:

--------------------------------------------------------------------------------
Fund                                               % of net assets
--------------------------------------------------------------------------------
California Tax-Free Income Fund                              0.55%
--------------------------------------------------------------------------------
High Yield Municipal Bond Fund                               0.61%
--------------------------------------------------------------------------------
Massachusetts Tax-Free Income Fund                           0.50%
--------------------------------------------------------------------------------
New York Tax-Free Income Fund                                0.50%
--------------------------------------------------------------------------------
Tax-Free Bond Fund                                           0.55%
--------------------------------------------------------------------------------


A discussion regarding the basis for the board of trustees, approving each fund's investment advisory agreement, is available in each fund's annual report to shareholders dated August 31, 2006.



                                             |---------------|
                                             |  Shareholders |-----------------------|
                                             |-------|-------|                       |
                                                     |                               |
    |--                         |----------------------------------------------|     |
    |                           |                                              |     |
    |                           |        Financial services firms and          |     |
    |                           |            their representatives             |     |
    |                        -- |                                              |-----|
    |                        |  |  Advise current and prospective shareholders |     |
    |     Distribution and   |  |    on their fund investments, often          |     |
    |   shareholder services |  | in the context of an overall financial plan. |     |
    |                        |  |                                              |     |
    |                        |  |----------------------------------------------|     |
    |                        |                                                       |
    |   |----------------------------------------------|     |-----------------------------------------------------|
    |   |                                              |     |                                                     |
    |   |         Principal distributor                |     |                    Transfer agent                   |
    |   |                                              |     |                                                     |
    |   |        John Hancock Funds, LLC               |     |    John Hancock Signature Services, Inc.            |
    |   |                                              |     |                                                     |
    |   |     Markets the fund and distributes shares  |     |    Handles shareholder services, including record-  |
    |   |  through selling brokers, financial planners |     |  keeping and statements, distribution of dividends  |
    |   |    and other financial representatives.      |     |      and processing of buy and sell requests.       |
    |   |                                              |     |                                                     |
    |-- |----------------------------------------------|     |-----------------------------------------------------|
                             |                                                        |
                             |--------------------------------------------|-----------|
|----------------------------------|  |---------------------------------| |  |-----------------------------------------|        ---|
|                                  |  |                                 | |  |                                         |           |
|         Subadvisers              |  |       Investment adviser        | |  |                Custodian                |           |
|                                  |  |                                 | |  |                                         |           |
|      MFC Global Investment       |  |    John Hancock Advisers, LLC   | |  |           The Bank of New York          |           |
|     Management (U.S.), LLC       |  |       601 Congress Street       | |  |              One Wall Street            |           |
|     101 Huntington Avenue        |--|      Boston, MA 02210-2805      | |  |            New York, NY 10286           |           |
|       Boston, MA 02199           |  |                                 | |  |                                         |    Asset  |
|                                  |  | Manages the funds' business and | |  |  Holds the funds' assets, settles all   | management|
|  Provide portfolio management to |  |       investment activities.    | |  |   portfolio trades and collects most of |           |
|        certain funds.            |  |                                 | |  |   the valuation data required for       |           |
|                                  |  |                                 | |  |     calculating each fund's NAV.        |           |
|----------------------------------|  |                                 | |  |                                         |           |
                                      |---------------------------------| |  |-----------------------------------------|        ---|
                                                      |                   |                 |
                                                      |-------------------|-----------------|
                                                         |--------------------------------|
                                                         |                                |
                                                         |             Trustees           |
                                                         |                                |
                                                         | Oversee the funds' activities. |
                                                         |                                |
                                                         |--------------------------------|


                                                                 FUND DETAILS 25

--------------------------------------------------------------------------------
MANAGEMENT BIOGRAPHIES

Below is an alphabetical list of the portfolio managers for the John Hancock tax-free income funds, including a brief summary of their business careers over the past five years. The Statement of Additional Information for each fund includes additional information about its portfolio manager(s), including information about their compensation, accounts they manage other than the fund and their ownership of fund shares, if any.


Frank A. Lucibella, CFA
--------------------------------------------------------------------------------
Vice president of MFC Global Investment Management (U.S.), LLC
Joined subadviser in 2006
Vice president, Rejoined John Hancock Advisers (8/2005-12/2005)
Senior Fixed Income Trader, Columbia Management Group (2002-2005)
Second vice president, John Hancock Advisers (1988-2002)
Began business career in 1982

Dianne M. Sales, CFA
--------------------------------------------------------------------------------
Vice president of MFC Global Investment Management (U.S.), LLC
Joined subadviser in 2006
Vice president, John Hancock Advisers (1989-2005)
Began business career in 1984


26 FUND DETAILS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

These tables detail the performance of each fund's share classes, including total return information showing how much an investment in the fund has increased or decreased each year.

California Tax-Free Income Fund


Figures for the years ended 8-31-02, 8-31-03, 8-31-04 and 8-31-05 were audited by Deloitte & Touche LLP. Figures for the year ended 8-31-06 audited by PricewaterhouseCoopers LLP.



CLASS A SHARES   PERIOD ENDED                              8-31-02(1,2)   8-31-03(1)   8-31-04(1)   8-31-05(1)   08-31-06
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $ 11.11        $ 11.06      $ 10.60      $ 10.91      $  11.08
----------------------------------------------------------------------------------------------------------------------------
Net investment income(3)                                      0.54           0.53         0.52         0.51          0.49
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments       (0.06)         (0.47)        0.30         0.16         (0.15)
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              0.48           0.06         0.82         0.67          0.34
----------------------------------------------------------------------------------------------------------------------------
Less distributions
----------------------------------------------------------------------------------------------------------------------------
From net investment income                                   (0.53)         (0.52)       (0.51)       (0.50)        (0.49)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $ 11.06        $ 10.60      $ 10.91      $ 11.08      $  10.93
----------------------------------------------------------------------------------------------------------------------------
Total return(4) (%)                                           4.52(5)        0.48         7.84         6.24          3.19
----------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                    $   347        $   308      $   308      $   306      $    296
----------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)               0.84           0.84         0.83         0.86          0.82
----------------------------------------------------------------------------------------------------------------------------
Ratio of gross expenses to average net assets (%)             0.84(6)        0.84         0.83         0.86          0.82(6)
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)      4.95           4.79         4.72         4.59          4.53
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                          15             18           21           13            33



CLASS B SHARES   PERIOD ENDED                              8-31-02(1,2)   8-31-03(1)   8-31-04(1)   8-31-05(1)   08-31-06
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $ 11.11        $ 11.06     $  10.60      $ 10.91      $  11.08
----------------------------------------------------------------------------------------------------------------------------
Net investment income(3)                                      0.45           0.44         0.42         0.41          0.40
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments       (0.06)         (0.47)        0.31         0.16         (0.15)
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              0.39          (0.03)        0.73         0.57          0.25
----------------------------------------------------------------------------------------------------------------------------
Less distributions
----------------------------------------------------------------------------------------------------------------------------
From net investment income                                   (0.44)         (0.43)       (0.42)       (0.40)        (0.40)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $ 11.06        $ 10.60     $  10.91      $ 11.08      $  10.93
----------------------------------------------------------------------------------------------------------------------------
Total return(4) (%)                                           3.67(5)       (0.37)        6.93         5.35          2.32
----------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                    $    65        $    55     $     43      $    32      $     24
----------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)               1.65           1.69         1.69         1.71          1.67
----------------------------------------------------------------------------------------------------------------------------
Ratio of gross expenses to average net assets (%)             1.69(6)        1.69         1.69         1.71          1.67(6)
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)      4.14           3.95         3.87         3.75          3.68
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                          15             18           21           13            33


                                                                 FUND DETAILS 27

California Tax-Free Income Fund continued


CLASS C SHARES   PERIOD ENDED                              8-31-02(1,2)  8-31-03(1)    8-31-04(1)   8-31-05(1)   08-31-06
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $ 11.11        $11.06      $  10.60      $ 10.91      $  11.08
----------------------------------------------------------------------------------------------------------------------------
Net investment income(3)                                      0.45          0.43          0.42         0.41          0.40
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments       (0.06)        (0.47)         0.31         0.16         (0.15)
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              0.39         (0.04)         0.73         0.57          0.25
----------------------------------------------------------------------------------------------------------------------------
Less distributions
----------------------------------------------------------------------------------------------------------------------------
From net investment income                                   (0.44)        (0.42)        (0.42)       (0.40)        (0.40)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $ 11.06        $10.60      $  10.91      $ 11.08      $  10.93
----------------------------------------------------------------------------------------------------------------------------
Total return(4) (%)                                           3.64(5)      (0.37)         6.93         5.35          2.32
----------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                    $     8        $    9      $      7      $     7      $      8
----------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)               1.69          1.69          1.69         1.71          1.67
----------------------------------------------------------------------------------------------------------------------------
Ratio of gross expenses to average net assets (%)             1.69(6)       1.69          1.69         1.71          1.67(6)
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)      4.10          3.93          3.87         3.74          3.68
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                          15            18            21           13            33

(1)   Audited by previous auditor.

(2) As required, effective 9-1-01, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the year ended 8-31-02 was to increase net investment income per share by $0.01, increase net realized and unrealized losses per share by $0.01 and, had the Fund not made these changes to amortization and accretion, the ratio of net investment income to average net assets would have been 4.88%, 4.07% and 4.03%, for Class A, Class B and Class C shares, respectively. Per share ratios and supplemental data for periods prior to 9-1-01 have not been restated to reflect this change in presentation.

(3)   Based on the average of the shares outstanding.

(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(5) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(6) Does not take into consideration expense reductions during the period shown.


28 FUND DETAILS

High Yield Municipal Bond Fund


Figures for the years ended 8-31-02, 8-31-03, 8-31-04 and 8-31-05 were audited by Deloitte & Touche LLP. Figures for the year ended 8-31-06 audited by PricewaterhouseCoopers LLP.



CLASS A SHARES   PERIOD ENDED                              8-31-02(1,2)  8-31-03(1)  8-31-04(1)  8-31-05(1)  8-31-06
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $  8.82       $  8.43     $  8.14     $  8.27     $  8.62
-----------------------------------------------------------------------------------------------------------------------
Net investment income(3)                                      0.53          0.51        0.47        0.43        0.42
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments       (0.40)        (0.29)       0.12        0.35        0.05
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                              0.13          0.22        0.59        0.78        0.47
-----------------------------------------------------------------------------------------------------------------------
Less distributions
-----------------------------------------------------------------------------------------------------------------------
From net investment income                                   (0.52)        (0.51)      (0.46)      (0.43)      (0.41)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $  8.43       $  8.14     $  8.27     $  8.62     $  8.68
-----------------------------------------------------------------------------------------------------------------------
Total return(4) (%)                                           1.56(5)       2.63(5)     7.41(5)     9.64        5.61
-----------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                    $    74       $    71     $    69     $    72     $    72
-----------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)               1.08          1.09        1.09        1.14        1.09
-----------------------------------------------------------------------------------------------------------------------
Ratio of gross expenses to average net assets (%)             1.09(6)       1.11(6)     1.10(6)     1.14        1.09
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)      6.26          6.16        5.67        5.09        4.84
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                          52            35          57          65          52



CLASS B SHARES   PERIOD ENDED                              8-31-02(1,2)  8-31-03(1)  8-31-04(1)  8-31-05(1)  8-31-06
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATION PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $  8.82       $  8.43     $  8.14     $  8.27     $  8.62
-----------------------------------------------------------------------------------------------------------------------
Net investment income(3)                                      0.46          0.45        0.41        0.37        0.36
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments       (0.40)        (0.30)       0.12        0.35        0.04
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                              0.06          0.15        0.53        0.72        0.40
-----------------------------------------------------------------------------------------------------------------------
Less distributions
-----------------------------------------------------------------------------------------------------------------------
From net investment income                                   (0.45)        (0.44)      (0.40)      (0.37)      (0.34)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $  8.43       $  8.14     $  8.27     $  8.62     $  8.68
-----------------------------------------------------------------------------------------------------------------------
Total return(4) (%)                                           0.81(5)       1.87(5)     6.62(5)     8.84        4.83
-----------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                    $    46       $    37     $    31     $    24     $    16
-----------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)               1.83          1.84        1.83        1.87        1.84
-----------------------------------------------------------------------------------------------------------------------
Ratio of gross expenses to average net assets (%)             1.84(6)       1.86(6)     1.84(6)     1.87        1.84
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)      5.51          5.41        4.93        4.35        4.11
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                          52            35          57          65          52


                                                                 FUND DETAILS 29

High Yield Municipal Bond Fund continued


CLASS C SHARES   PERIOD ENDED                              8-31-02(1,2)  8-31-03(1)  8-31-04(1)  8-31-05(1)  8-31-06
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $  8.82       $  8.43     $  8.14     $  8.27     $  8.62
-----------------------------------------------------------------------------------------------------------------------
Net investment income(3)                                      0.46          0.44        0.40        0.36        0.35
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments       (0.40)        (0.29)       0.13        0.36        0.05
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                              0.06          0.15        0.53        0.72        0.40
-----------------------------------------------------------------------------------------------------------------------
Less distributions
-----------------------------------------------------------------------------------------------------------------------
From net investment income                                   (0.45)        (0.44)      (0.40)      (0.37)      (0.34)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $  8.43       $  8.14     $  8.27     $  8.62     $  8.68
-----------------------------------------------------------------------------------------------------------------------
Total return(4) (%)                                           0.81(5)       1.87(5)     6.61(5)     8.82        4.83
-----------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                    $     4       $     6     $     8     $     8     $     9
-----------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)               1.83          1.84        1.83        1.89        1.84
-----------------------------------------------------------------------------------------------------------------------
Ratio of gross expenses to average net assets (%)             1.84(6)       1.86(6)     1.84(6)     1.89        1.84
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)      5.51          5.38        4.88        4.33        4.09
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                          52            35          57          65          52

(1)   Audited by previous auditor.

(2) As required, effective 9-1-01 the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the year ended 8-31-02 was to increase net investment income per share by $0.01, increase net realized and unrealized losses per share by $0.01 and, had the Fund not made these changes to amortization and accretion, the ratio of net investment income to average net assets would have been 6.17%, 5.42% and 5.42% for Class A, Class B and Class C shares, respectively. Per share ratios and supplemental data for periods prior to 9-1-01 have not been restated to reflect this change in presentation.

(3)   Based on the average of the shares outstanding.

(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(5) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(6) Does not take into consideration expense reductions during the period shown.


30 FUND DETAILS

Massachusetts Tax-Free Income Fund


Figures audited by PricewaterhouseCoopers LLP.



CLASS A SHARES   PERIOD ENDED                                              8-31-02(1)  8-31-03   8-31-04   8-31-05   8-31-06
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $ 12.41     $ 12.50   $ 12.38   $ 12.75   $ 12.87
-------------------------------------------------------------------------------------------------------------------------------
Net investment income(2)                                                      0.58        0.57      0.56      0.54      0.53
-------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                        0.08       (0.13)     0.36      0.11     (0.24)
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                              0.66        0.44      0.92      0.65      0.29
-------------------------------------------------------------------------------------------------------------------------------
Less distributions
-------------------------------------------------------------------------------------------------------------------------------
From net investment income                                                   (0.57)      (0.56)    (0.55)    (0.53)    (0.52)
-------------------------------------------------------------------------------------------------------------------------------
From net realized gain                                                          --          --        --        --        --(3)
-------------------------------------------------------------------------------------------------------------------------------
                                                                             (0.57)      (0.56)    (0.55)    (0.53)    (0.52)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 12.50     $ 12.38   $ 12.75   $ 12.87   $ 12.64
-------------------------------------------------------------------------------------------------------------------------------
Total return(4) (%)                                                           5.54        3.57      7.55      5.21      2.38
-------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                    $    65     $    66   $    71   $    76   $    78
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)                               1.03        1.02      1.01      1.04      0.99
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                      4.72        4.54      4.40      4.20      4.19
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                          15          13        44        26        15
-------------------------------------------------------------------------------------------------------------------------------



CLASS B SHARES   PERIOD ENDED                                              8-31-02(1)  8-31-03   8-31-04   8-31-05   8-31-06
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $ 12.41     $ 12.50   $ 12.38   $ 12.75   $ 12.87
-------------------------------------------------------------------------------------------------------------------------------
Net investment income(2)                                                      0.50        0.49      0.47      0.45      0.44
-------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                        0.08       (0.13)     0.36      0.11     (0.24)
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                              0.58        0.36      0.83      0.56      0.20
-------------------------------------------------------------------------------------------------------------------------------
Less distributions
-------------------------------------------------------------------------------------------------------------------------------
From net investment income                                                   (0.49)      (0.48)    (0.46)    (0.44)    (0.43)
-------------------------------------------------------------------------------------------------------------------------------
From net realized gain                                                          --          --        --        --        --(3)
-------------------------------------------------------------------------------------------------------------------------------
                                                                             (0.49)      (0.48)    (0.46)    (0.44)    (0.43)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 12.50     $ 12.38   $ 12.75   $ 12.87   $ 12.64
-------------------------------------------------------------------------------------------------------------------------------
Total return(4) (%)                                                           4.80        2.85      6.80      4.48      1.67
-------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                    $    23     $    23   $    23   $    20   $    17
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)                               1.73        1.72      1.71      1.74      1.69
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                      4.02        3.83      3.70      3.50      3.49
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                          15          13        44        26        15
-------------------------------------------------------------------------------------------------------------------------------


                                                                 FUND DETAILS 31

Massachusetts Tax-Free Income Fund continued


CLASS C SHARES   PERIOD ENDED                                              8-31-02(1)  8-31-03   8-31-04   8-31-05   8-31-06
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $ 12.41     $ 12.50   $ 12.38   $ 12.75   $ 12.87
-------------------------------------------------------------------------------------------------------------------------------
Net investment income(2)                                                      0.50        0.48      0.47      0.45      0.44
-------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                        0.08       (0.12)     0.36      0.11     (0.24)
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                              0.58        0.36      0.83      0.56      0.20
-------------------------------------------------------------------------------------------------------------------------------
Less distributions
-------------------------------------------------------------------------------------------------------------------------------
From net investment income                                                   (0.49)      (0.48)    (0.46)    (0.44)    (0.43)
-------------------------------------------------------------------------------------------------------------------------------
From net realized gain                                                          --          --        --        --        --(3)
-------------------------------------------------------------------------------------------------------------------------------
                                                                             (0.49)      (0.48)    (0.46)    (0.44)    (0.43)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 12.50     $ 12.38   $ 12.75   $ 12.87   $ 12.64
-------------------------------------------------------------------------------------------------------------------------------
Total return(4) (%)                                                           4.80        2.85      6.80      4.48      1.67
-------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                    $     4     $     7   $     8   $     8   $    11
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)                               1.73        1.72      1.71      1.74      1.69
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                      4.02        3.81      3.69      3.49      3.48
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                          15          13        44        26        15
-------------------------------------------------------------------------------------------------------------------------------

(1) As required, effective 9-1-01, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the year ended 8-31-02 was to increase net investment income per share by $0.01, decrease net realized and unrealized gain per share by $0.01 and, had the Fund not made these changes to amortization and accretion, the ratio of net investment income to average net assets would have been 4.68%, 3.98% and 3.98%, for Class A, Class B and Class C shares, respectively. Per share ratios and supplemental data for periods prior to 9-1-01 have not been restated to reflect this change in presentation.

(2)   Based on the average of the shares outstanding.

(3)   Capital gains distribution less than $0.01.

(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.


32 FUND DETAILS

New York Tax-Free Income Fund


Figures audited by PricewaterhouseCoopers.



CLASS A SHARES   PERIOD ENDED                              8-31-02(1)     8-31-03        8-31-04        8-31-05      8-31-06
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $  12.57     $    12.48     $    12.10     $    12.46   $    12.61
-------------------------------------------------------------------------------------------------------------------------------
Net investment income(2)                                      0.58           0.56           0.54           0.52         0.52
-------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments       (0.09)         (0.38)          0.36           0.15        (0.21)
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              0.49           0.18           0.90           0.67         0.31
-------------------------------------------------------------------------------------------------------------------------------
Less distributions From net investment income                (0.58)         (0.56)         (0.54)         (0.52)       (0.52)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $  12.48     $    12.10     $    12.46     $    12.61   $    12.40
-------------------------------------------------------------------------------------------------------------------------------
Total return(3) (%)                                           4.04(4)        1.43(4)        7.54(4)        5.50         2.54
-------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                   $     49     $       46     $       44     $       44   $       43
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)               1.05           1.00           1.01           1.06         1.03
-------------------------------------------------------------------------------------------------------------------------------
Ratio of gross expenses to average net assets (%)             1.06(5)        1.02(5)        1.02(5)        1.06         1.03(5)
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)      4.71           4.55           4.35           4.18         4.20
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                          36             17             43             25           32
-------------------------------------------------------------------------------------------------------------------------------



CLASS B SHARES   PERIOD ENDED                                8-31-02(1)     8-31-03        8-31-04        8-31-05      8-31-06
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $    12.57     $    12.48     $    12.10     $    12.46   $    12.61
---------------------------------------------------------------------------------------------------------------------------------
Net investment income(2)                                        0.49           0.47           0.45           0.43         0.43
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments         (0.09)         (0.38)          0.36           0.15        (0.21)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                0.40           0.09           0.81           0.58         0.22
---------------------------------------------------------------------------------------------------------------------------------
Less distributions From net investment income                  (0.49)         (0.47)         (0.45)         (0.43)       (0.43)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $    12.48     $    12.10     $    12.46     $    12.61   $    12.40
---------------------------------------------------------------------------------------------------------------------------------
Total return(3) (%)                                             3.31(4)        0.72(4)        6.80(4)        4.77         1.83
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                   $       23     $       22     $       20     $       17   $       14
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)                 1.75           1.70           1.71           1.76         1.73
---------------------------------------------------------------------------------------------------------------------------------
Ratio of gross expenses to average net assets (%)               1.76(5)        1.72(5)        1.72(5)        1.76         1.73(5)
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)        4.01           3.85           3.65           3.48         3.50
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                            36             17             43             25           32
---------------------------------------------------------------------------------------------------------------------------------


                                                                 FUND DETAILS 33

New York Tax-Free Income Fund continued


CLASS C SHARES   PERIOD ENDED                               8-31-02(1)     8-31-03        8-31-04        8-31-05      8-31-06
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $    12.57     $    12.48     $    12.10     $    12.46   $    12.61
--------------------------------------------------------------------------------------------------------------------------------
Net investment income(2)                                       0.49           0.47           0.45           0.43         0.43
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments        (0.09)         (0.38)          0.36           0.15        (0.21)
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                               0.40           0.09           0.81           0.58         0.22
--------------------------------------------------------------------------------------------------------------------------------
Less distributions
--------------------------------------------------------------------------------------------------------------------------------
From net investment income                                    (0.49)         (0.47)         (0.45)         (0.43)       (0.43)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $    12.48     $    12.10     $    12.46     $    12.61   $    12.40
--------------------------------------------------------------------------------------------------------------------------------
Total return(3) (%)                                            3.31(4)        0.72(4)        6.80(4)        4.77         1.83
--------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                  $        3     $        5     $        5     $        5   $        3
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)                1.75           1.70           1.71           1.76         1.73
--------------------------------------------------------------------------------------------------------------------------------
Ratio of gross expenses to average net assets (%)              1.76(5)        1.72(5)        1.72(5)        1.76         1.73(5)
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets(%)        4.01           3.81           3.65           3.48         3.50
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                           36             17             43             25           32
--------------------------------------------------------------------------------------------------------------------------------

(1) As required, effective 9-1-01 the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. This change had no effect on per share amounts for the year ended 8-31-02 and, had the Fund not made these changes to amortization and accretion, the ratio of net investment income to average net assets would have been 4.69%, 3.99% and 3.99%, for Class A, Class B and Class C shares, respectively. Per share ratios and supplemental data for periods prior to 9-1-01 have not been restated to reflect this change in presentation.

(2)   Based on the average of the shares outstanding.

(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(4) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(5) Does not take into consideration expense reductions during the period shown.


34 FUND DETAILS

Tax-Free Bond Fund


Figures for the years ended 8-31-02, 8-31-03, 8-31-04 and 8-31-05 were audited by Deloitte & Touche LLP. Figures for the year ended 8-31-06 audited by PricewaterhouseCoopers LLP.



CLASS A SHARES   PERIOD ENDED                              8-31-02(1,2)  8-31-03(1)    8-31-04(1)    8-31-05(1)  8-31-06
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $ 10.72       $ 10.40       $  9.96       $ 10.22     $ 10.41
-------------------------------------------------------------------------------------------------------------------------
Net investment income(3)                                      0.55          0.53          0.49          0.48        0.47
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments       (0.32)        (0.45)         0.26          0.19       (0.18)
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              0.23          0.08          0.75          0.67        0.29
-------------------------------------------------------------------------------------------------------------------------
Less distributions
-------------------------------------------------------------------------------------------------------------------------
From net investment income                                   (0.54)        (0.52)        (0.49)        (0.48)      (0.46)
-------------------------------------------------------------------------------------------------------------------------
From net realized gain                                       (0.01)           --            --            --          --
-------------------------------------------------------------------------------------------------------------------------
                                                             (0.55)        (0.52)        (0.49)        (0.48)      (0.46)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $ 10.40       $  9.96       $ 10.22       $ 10.41     $ 10.24
-------------------------------------------------------------------------------------------------------------------------
Total return(4) (%)                                           2.33(5)       0.70(5)       7.70(5)       6.72        2.87
-------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                    $   550       $   507       $   492       $   487     $   459
-------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)               0.96          0.97          0.96          0.99        0.96
-------------------------------------------------------------------------------------------------------------------------
Ratio of gross expenses to average net assets (%)             0.99(6)       0.98(6)       0.97(6)       0.99        0.96
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)      5.34          5.11          4.87          4.71        4.54
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                          22            23            49            32          54
-------------------------------------------------------------------------------------------------------------------------



CLASS B SHARES   PERIOD ENDED                              8-31-02(1,2)  8-31-03(1)    8-31-04(1)   8-31-05(1)   8-31-06
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $ 10.72       $ 10.40       $  9.96       $ 10.22     $ 10.41
-------------------------------------------------------------------------------------------------------------------------
Net investment income(3)                                      0.47          0.45          0.42          0.41        0.39
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments       (0.32)        (0.45)         0.26          0.18       (0.18)
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              0.15          0.00          0.68          0.59        0.21
-------------------------------------------------------------------------------------------------------------------------
Less distributions
-------------------------------------------------------------------------------------------------------------------------
From net investment income                                   (0.46)        (0.44)        (0.42)        (0.40)      (0.38)
-------------------------------------------------------------------------------------------------------------------------
From net realized gain                                       (0.01)           --            --            --          --
-------------------------------------------------------------------------------------------------------------------------
                                                             (0.47)        (0.44)        (0.42)        (0.40)      (0.38)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $ 10.40       $  9.96       $ 10.22       $ 10.41     $ 10.24
-------------------------------------------------------------------------------------------------------------------------
Total return(4) (%)                                           1.57(5)      (0.05)(5)      6.89(5)       5.93        2.10
-------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                    $    60       $    49       $    39       $    32     $    21
-------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)               1.71          1.72          1.72          1.74        1.71
-------------------------------------------------------------------------------------------------------------------------
Ratio of gross expenses to average net assets (%)             1.75(6)       1.73(6)       1.73(6)       1.74        1.71
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)      4.59          4.36          4.11          3.96        3.79
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                          22            23            49            32          54
-------------------------------------------------------------------------------------------------------------------------


                                                                FUND DETAILS  35

Tax-Free Bond Fund continued


CLASS C SHARES   PERIOD ENDED                              8-31-02(1,2)  8-31-03(1)   8-31-04(1)   8-31-05(1)   8-31-06
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $ 10.72       $ 10.40       $  9.96       $ 10.22     $ 10.41
-------------------------------------------------------------------------------------------------------------------------
Net investment income(3)                                      0.47          0.45          0.42          0.41        0.39
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments       (0.32)        (0.45)         0.26          0.18       (0.18)
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              0.15          0.00          0.68          0.59        0.21
-------------------------------------------------------------------------------------------------------------------------
Less distributions
-------------------------------------------------------------------------------------------------------------------------
From net investment income                                   (0.46)        (0.44)        (0.42)        (0.40)      (0.38)
-------------------------------------------------------------------------------------------------------------------------
From net realized gain                                       (0.01)           --            --            --          --
-------------------------------------------------------------------------------------------------------------------------
                                                             (0.47)        (0.44)        (0.42)        (0.40)      (0.38)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $ 10.40       $  9.96       $ 10.22       $ 10.41     $ 10.24
-------------------------------------------------------------------------------------------------------------------------
Total return(4) (%)                                           1.53(5)      (0.05)(5)      6.89(5)       5.93        2.10
-------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                    $     7       $     8       $     8       $     7     $     7
-------------------------------------------------------------------------------------------------------------------------
Ratio of net expenses to average net assets (%)               1.75          1.72          1.71          1.74        1.71
-------------------------------------------------------------------------------------------------------------------------
Ratio of gross expenses to average net assets (%)             1.75          1.73(6)       1.72(6)       1.74        1.71
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)      4.55          4.35          4.11          3.96        3.79
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                          22            23            49            32          54
-------------------------------------------------------------------------------------------------------------------------

(1)   Audited by previous auditor.

(2) As required, effective 9-1-01, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the year ended 8-31-02 was to increase net investment income per share by $0.01, increase net realized and unrealized losses per share by $0.01 and, had the Fund not made these changes to amortization and accretion, the ratio of net investment income to average net assets would have been 5.23%, 4.48% and 4.44% for Class A, Class B and Class C shares, respectively. Per share ratios and supplemental data for periods prior to 9-1-01 have not been restated to reflect this change in presentation.

(3)   Based on the average of the shares outstanding.

(4) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(5) Total returns would have been lower had certain expenses not been reduced during the periods shown.

(6) Does not take into consideration expense reductions during the period shown.


36 FUND DETAILS

--------------------------------------------------------------------------------
For more information
--------------------------------------------------------------------------------

Two documents are available that offer further information on John Hancock tax-free income funds:

Annual/Semiannual Report to Shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the funds. Each fund's SAI includes a summary of the fund's policy regarding disclosure of its portfolio holdings. The current annual report is included in the SAI. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail: John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, MA 02217-1000

By phone: 1-800-225-5291
By EASI-Line: 1-800-338-8080
By TDD: 1-800-554-6713

In addition, you may visit the funds' Web site at www.jhfunds.com to obtain a free copy of a prospectus, SAI, annual or semiannual report or to request other information.

Or you may view or obtain these documents from the SEC:

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)


In person: at the SEC's Public Reference Room in Washington, DC.
For access to the Reference Room call 1-202-551-8090


By electronic request: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov


(C)2006 JOHN HANCOCK FUNDS, LLC TXFPN 1/07


[JOHN HANCOCK(R) LOGO]

John Hancock Funds, LLC
MEMBER NASD
601 Congress Street
Boston, MA 02210-2805
www.jhfunds.com

---------------------------------------
Now available: electronic delivery

www.jhfunds.com/edelivery
---------------------------------------

                  JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND
                       Class A, Class B and Class C Shares
                       Statement of Additional Information


                                 January 1, 2007


This Statement of Additional Information provides information about John Hancock California Tax-Free Income Fund (the "Fund"), a non-diversified open-end investment company, in addition to the information that is contained in the combined Tax-Free Income Funds' current Prospectus (the "Prospectus").

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus. This Statement of Additional Information incorporates by reference the Fund's Annual Report. A copy of the Prospectus or Annual Report can be obtained free of charge by writing or telephoning:

                      John Hancock Signature Services, Inc.

                         1 John Hancock Way, Suite 1000

                        Boston, Massachusetts 02217-1000

                                 1-800-225-5291

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----
ORGANIZATION OF THE FUND.................................................      2
INVESTMENT OBJECTIVE AND POLICIES........................................      2
SPECIAL RISKS............................................................     15
RECENT DEVELOPMENTS REGARDING STATE FINANCES.............................     15
INVESTMENT RESTRICTIONS..................................................     20
THOSE RESPONSIBLE FOR MANAGEMENT.........................................     22
INVESTMENT ADVISORY AND OTHER SERVICES...................................     33
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS......................     36
DISTRIBUTION CONTRACTS...................................................     39
SALES COMPENSATION.......................................................     41
NET ASSET VALUE..........................................................     46
INITIAL SALES CHARGE ON CLASS A SHARES...................................     46
DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES......................     50
SPECIAL REDEMPTIONS......................................................     54
ADDITIONAL SERVICES AND PROGRAMS.........................................     54
PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES..........................     56
DESCRIPTION OF THE FUND'S SHARES.........................................     56
TAX STATUS...............................................................     57
STATE INCOME TAX INFORMATION.............................................     62
BROKERAGE ALLOCATION.....................................................     63
TRANSFER AGENT SERVICES..................................................     67
CUSTODY OF PORTFOLIO.....................................................     67
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM............................     67

Appendix A- Description of Investment Risk...............................    A-1
Appendix B- Description of Bond Ratings..................................    B-1
Appendix C- Description of Equivalent Yields.............................    C-1
Appendix D- Proxy Voting Summary.........................................    D-1
Appendix E- Policy Regarding Disclosure of Portfolio Holdings............    E-1
Financial Statements.....................................................    F-1

ORGANIZATION OF THE FUND

The Fund is a non-diversified open-end investment management company organized as a Massachusetts business trust in July 1996 under the laws of The Commonwealth of Massachusetts.

John Hancock Advisers, LLC (prior to February 1, 2002, John Hancock Advisers, Inc.) (the "Adviser") is the Fund's investment adviser. The Adviser is a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation ("Manulife Financial"). Founded in 1862, John Hancock Financial Services and its subsidiaries today offer a broad range of financial products and services, including whole, term, variable, and universal life insurance, as well as college savings products, mutual funds, fixed and variable annuities, long-term care insurance and various forms of business insurance.

Manulife Financial Corporation is a leading Canadian-based financial services group serving millions of customers in 19 countries and territories worldwide. Operating as Manulife Financial in Canada and most of Asia, and primarily through John Hancock in the United States, the Company offers clients a diverse range of financial protection products and wealth management services through its extensive network of employees, agents and distribution partners. Funds under management by Manulife Financial and its subsidiaries were Cdn$381 billion (US$341 billion) as of September 30, 2006.


Manulife Financial Corporation trades as 'MFC' on the TSX, NYSE and PSE, and under '0945' on the SEHK. Manulife Financial can be found on the Internet at www.manulife.com.

The Fund is sub-advised by MFC Global Investment Management (U.S.), LLC ("MFC Global (U.S.)" or the "Sub-Adviser"). Prior to October 1, 2006, MFC Global (U.S.) was known as Sovereign Asset Management LLC. MFC Global (U.S.) is a subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation. MFC Global (U.S.) is responsible for providing investment advice to the Fund subject to the review of the Trustees and the overall supervision of the Adviser.


INVESTMENT OBJECTIVE AND POLICIES

The following information supplements the discussion of the Fund's investment objective and policies discussed in the Prospectus. Appendix A contains further information describing investment risks. The investment objective is fundamental and may only be changed with shareholder approval. There is no assurance that the Fund will achieve its investment objective.

The Fund's investment objective is to provide as high a level of current income exempt from both federal income taxes and California personal income taxes as is consistent with preservation of capital.

As a fundamental investment policy, the Fund normally invests substantially all of its assets (at least 80%) in the following debt obligations issued by or on behalf of the State of California, its political subdivisions, municipalities, agencies, instrumentalities or public authorities and obligations issued by other governmental entities (for example, certain U.S. territories or possessions) the interest on which is excluded from gross income for federal income tax purposes and is exempt from California personal income taxes (collectively referred to as "California Tax Exempt Securities"), subject to the following quality standards at the time of purchase:

      (1) Bonds must be rated at least BB/Ba by a nationally recognized statistical rating organization or, if unrated, be of equivalent quality. Not more than 20% of the fund's total assets will be invested in bonds rated BB or Ba and no more than 25% of its total assets to be invested in unrated debt obligations (excluding pre-refunded securities secured with high quality U.S. government or similar securities.)

      (2) Other types of California Tax Exempt Securities, including variable and floating rate obligations rated within the categories set forth above for bonds, notes or commercial paper or, if unrated, are determined to be of comparable quality in the opinion of the Adviser.

As required by SEC Rule 35d-1, the following fundamental investment policy has been added: The Fund normally invests at least 80% of its Assets in securities of any maturity exempt from federal and California personal income taxes. "Assets" is defined as net assets plus the amount of any borrowings for investment purposes.

The Fund may invest in any combination of California Tax Exempt Securities; however, it is expected that during normal investment conditions, a substantial portion of the Fund's assets will be invested in municipal bonds (without regard to maturities) and other longer-term obligations. When determined to be appropriate, based upon market conditions, a substantial portion of the Fund's holdings of California Tax Exempt Securities will consist of notes and commercial paper and other shorter-term obligations. The Fund may invest up to 20% of its total assets in "private activity bonds" (meeting the quality standards noted above), the interest on which may constitute a preference item for purposes of determining the alternative minimum tax.

For liquidity and flexibility, the Fund may place up to 20% of its Assets in taxable and tax-free investment grade short-term securities. In abnormal circumstances, it may invest more assets in these securities. The income from some short-term investments may be subject to California and/or federal income taxes. As a result, distributions of the fund which are attributable to income from these investments will be subject to California and/or federal income taxes. At the end of each quarter of its taxable year, these investments can not exceed 50% of the Fund's total assets. The Fund will not be pursuing its objective of obtaining tax-exempt income to the extent it invests in taxable securities.

Non-Diversification. The Fund is registered as a "non-diversified" investment company, permitting the Sub-Adviser to invest more than 5% of the assets of the Fund in the obligations of any one issuer. Since a relatively high percentage of the Fund's assets may be invested in the obligations of a limited number of issuers, the value of Fund shares may be more susceptible to any single economic, political or regulatory event than the shares of a diversified investment company.

Tax-Exempt Securities. In seeking to achieve its investment objective, the Fund invests in a variety of Tax-Exempt Securities. "Tax Exempt Securities" are debt obligations generally issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies or instrumentalities the interest on which, in the opinion of the bond issuer's counsel (not the Fund's counsel), is excluded from gross income for federal income tax purposes and (in the case of California Tax Exempt Securities) exempt from California personal income taxes. See "TAX STATUS" below. These securities consist of municipal bonds, municipal notes and municipal commercial paper as well as variable or floating rate obligations and participation interests.

The two principal classifications of municipal obligations are general obligations and revenue obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or in some cases from the proceeds of a special excise or other tax. For example, industrial development and pollution control bonds are in most cases revenue obligations since payment of principal and interest is dependent solely on the ability of the user of the facilities financed or the guarantor to meet its financial obligations, and in certain cases, the pledge of real and personal property as security for payment. The payment of principal and interest by issuers of certain obligations purchased by the Fund may be guaranteed by a letter of credit, note, repurchase agreement, insurance or other credit facility agreement offered by a bank or other financial institution. These guarantees and the creditworthiness of guarantors will be considered by the Sub-Adviser in determining whether a municipal obligation meets the Fund's investment quality requirements. No assurance can be given that a municipality or guarantor will be able to satisfy the payment of principal or interest on a municipal obligation.

Municipal Bonds. Municipal bonds at the time of issuance are generally long-term securities with maturities of as much as twenty years or more but may have remaining maturities of shorter duration at the time of purchase by the Fund. Municipal bonds are issued to obtain funds for various public purposes including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which Municipal Bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds for many types of local, privately operated facilities. Such debt instruments are considered municipal obligations if the interest paid on them is excluded from gross income for federal income tax purposes.

The interest on bonds issued to finance essential state and local government operations is fully tax-exempt under the Internal Revenue Code of 1986, as amended (the "Code"). Interest on certain nonessential or private activity bonds (including those for housing and student loans) issued after August 7, 1986, while still tax-exempt, constitutes a tax preference item for taxpayers in determining their alternative minimum tax: as a result, the Fund's distributions attributable to such interest also constitute tax preference items. The Code also imposes certain limitations and restrictions on the use of tax-exempt bond financing for non-governmental business activities, such as industrial development bonds.

Municipal Notes. Municipal notes are short-term obligations of municipalities, generally with a maturity ranging from six months to three years. The principal types of such notes include tax, bond and revenue anticipation notes and project notes.

Municipal Commercial Paper. Municipal commercial paper is a short-term obligation of a municipality, generally issued at a discount with a maturity of less than one year. Such paper is likely to be issued to meet seasonal working capital needs of a municipality or interim construction financing. Municipal commercial paper is backed in many cases by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks and other institutions.

Callable Bonds. The Fund may purchase and hold callable municipal bonds which contain a provision in the indenture permitting the issuer to redeem the bonds prior to their maturity dates at a specified price which typically reflects a premium over the bonds' original issue price. These bonds generally have call-protection (a period of time during which the bonds may not be called) which usually lasts for 7 to 10 years, after which time such bonds may be called away. An issuer may generally be expected to call its bonds, or a portion of them during periods of relatively declining interest rates, when borrowings may be replaced at lower rates than those obtained in prior years. If the proceeds of a bond called under such circumstances are reinvested, the result may be a lower overall yield due to lower current interest rates. If the purchase price of such bonds included a premium related to the appreciated value of the bonds, some or all of that premium may not be recovered by bondholders, such as the Fund, depending on the price at which such bonds were redeemed.

Ratings as Investment Criteria. In general, the ratings of Moody's Investors Services, Inc. ("Moody's"), Fitch Investors Services, Inc. ("Fitch") and Standard & Poor's Ratings Group ("S&P") represent the opinions of these agencies as to the quality of the securities which they rate. It should be emphasized, however, that such ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Fund as initial criteria for the selection of portfolio securities. Among the factors which will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B contains further information concerning the ratings of Moody's, S&P and Fitch and their significance. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither of these events will require the sale of the securities by the Fund.

Lower Rated High Yield "High Risk" Debt Obligations. The yields of municipal bonds depend upon, among other things, general money market conditions, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation and rating of the issue. Bonds rated BBB or BB by S&P or Fitch, or Baa or Ba by Moody's, are considered to have some speculative characteristics and, to varying degrees, can pose special risks generally involving the ability of the issuer to make payment of principal and interest to a greater extent than higher rated securities. The Adviser will purchase bonds rated BBB or BB or Baa or Ba where, based upon price, yield and its assessment of quality, investment in these bonds is determined to be consistent with the Fund's objective of preservation of capital. The Adviser will evaluate and monitor the quality of all investments, including bonds rated BBB or BB or Baa or Ba, and will dispose of these bonds as determined to be necessary to assure that the Fund's overall portfolio is constituted in a manner consistent with the goal of preservation of capital. To the extent that the Fund's investments in bonds rated BBB or BB or Baa or Ba will emphasize obligations believed to be consistent with the goal of preserving capital, these obligations may not provide yields as high as those of other obligations having these ratings, and the differential in yields between these bonds and obligations with higher quality ratings may not be as significant as might otherwise be generally available. Many issuers of securities choose not to have their obligations rated. Although unrated securities eligible for purchase by the Fund must be determined to be comparable in quality to securities having certain specified ratings, the market for unrated securities may not be as broad as for rated securities since many investors rely on rating organizations for credit appraisal.

Restricted Securities. The Fund may purchase securities that are not registered ("restricted securities") under the Securities Act of 1933 ("1933 Act"), including commercial paper issued in reliance on Section 4(2) of the 1933 Act and securities offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of its net assets in illiquid investments. If the Trustees determine, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that they are liquid, they will not be subject to the 15% limit on illiquid securities. The Trustees have adopted guidelines and delegated to the Adviser the daily function of determining the monitoring and liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Trustees will carefully monitor the Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in the Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Participation Interests. The Fund may purchase from financial institutions tax exempt participation interests in tax exempt securities. A participation interest gives the Fund an undivided interest in the tax exempt security in the proportion that the Fund's participation interest bears to the total amount of the tax exempt security. For certain participation interests, the Fund will have the right to demand payment, on a specified number of days' notice, for all or any part of the Fund's participation interest in the tax exempt security plus accrued interest. Participation interests, that are determined to be not readily marketable, will be considered illiquid for purposes of the Fund's 15% investment restriction on investment in illiquid securities.

The Fund may also invest in Certificates of Participation (COP's) which provide participation interests in lease revenues. Each COP represents a proportionate interest in or right to the lease-purchase payment made under municipal lease obligations or installment sales contracts. Typically, municipal lease obligations are issued by a state or municipal financing authority to provide funds for the construction of facilities (e.g., schools, dormitories, office buildings or prisons) or the acquisition of equipment. In certain states, such as California, COP's constitute a majority of new municipal financing issues. The facilities are typically used by the state or municipality pursuant to a lease with a financing authority. Certain municipal lease obligations may trade infrequently. Participation interests in municipal lease obligations will not be considered illiquid for purposes of the Fund's 15% limitation on illiquid securities provided the Adviser determines that there is a readily available market for such securities.

In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.) With respect to municipal lease obligations, the Adviser also considers: (1) the willingness of the municipality to continue, annually or biannually, to appropriate funds for payment of the lease; (2) the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease; (3) an analysis of factors similar to that performed by nationally recognized statistical rating organizations in evaluating the credit quality of a municipal lease obligation, including (i) whether the lease can be canceled; (ii) if applicable, what assurance there is that the assets represented by the lease can be sold; (iii) the strength of the lessee's general credit (e.g., its debt, administrative, economic and financial characteristics); (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an event of nonappropriation); and (v) the legal recourse in the event of failure to appropriate; and (4) any other factors unique to municipal lease obligations as determined by the Adviser.

Repurchase Agreements. The Fund may enter into repurchase agreements for the purpose of realizing additional (taxable) income. In a repurchase agreement the Fund buys a security for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom it enters into repurchase agreements.


The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, the Fund could experience delays in or be prevented from liquidating the underlying securities and could experience losses, including the possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto, possible subnormal levels of income and decline in value of the underlying securities or lack of access to income during this period, as well as the expense of enforcing its rights.

Reverse Repurchase Agreements. The Fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve the risk that the market value of securities purchased by the Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. The Fund will not enter into reverse repurchase agreements and other borrowings exceeding in the aggregate 15% of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. To minimize various risks associated with reverse repurchase agreements, the Fund will establish a separate account consisting of highly liquid, marketable securities in an amount at lease equal to the repurchase prices of these securities (plus accrued interest thereon) under such agreements. The Fund will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase.

In addition, the Fund will not purchase additional securities while all borrowings exceed 5% of the value of its total assets. The Fund will enter into reverse repurchase agreements only with federally insured banks or savings and loan associations which are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Adviser and/or Sub-Adviser will monitor the creditworthiness of the banks involved.


Options on Securities and Securities Indices. The Fund may purchase and write
(sell) call and put options on debt securities in which it may invest or on any securities index based on debt securities in which it may invest. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. The Fund may write covered put and call options and purchase put and call options as a substitute for the purchase or sale of securities or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Covered Options. A call option on securities written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities written by the Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive the Fund of the opportunity to profit from an increase in the market price of the securities in its portfolio. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities to be acquired for its portfolio.

All call and put options written by the Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities in a segregated account with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts") in the market value of securities of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's portfolio securities. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or currency decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the Fund's portfolio securities. Under certain circumstances, the Fund may not be treated as the tax owner of a security if the Fund has purchase a put option on the same security. If this occurred, the interest on the security would be taxable.

The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised.

Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Sub-Adviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Sub-Adviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities markets.

Futures Contracts and Options on Futures Contracts. To hedge against changes in interest rates or securities prices, the Fund may purchase and sell futures contracts on debt securities and debt securities indices, and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. All futures contracts entered into by the Fund are traded on U.S.

exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging and Other Strategies with Future Contracts. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire. When securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated decline in market prices that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities.

If, in the opinion of the Sub-Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other debt securities or indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Sub-Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

Options on Futures Contracts. The Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions.

Perfect correlation between the Fund's futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Fund from closing out positions and limiting its losses.

Structured or Hybrid Notes. The Fund may invest in "structured" or "hybrid" notes. The distinguishing feature of a structured or hybrid note is that the amount of interest and/or principal payable on the note is based on the performance of a benchmark asset or market other than fixed income securities or interest rates. Examples of these benchmarks include stock prices, currency exchange rates and physical commodity prices. Investing in a structured note allows the Fund to gain exposure to the benchmark market while fixing the maximum loss that the Fund may experience in the event that market does not perform as expected. Depending on the terms of the note, the Fund may forego all or part of the interest and principal that would be payable on a comparable conventional note; the Fund's loss cannot exceed this foregone interest and/or principal. An investment in structured or hybrid notes involves risks similar to those associated with a direct investment in the benchmark asset.

Indexed Securities. The Fund may invest in indexed securities, including floating rate securities that are subject to a maximum interest rate ("capped floaters") and leveraged inverse floating rate securities ("inverse floaters") (up to 10% of the Fund's total assets). The interest rate or, in some cases, the principal payable at the maturity of an indexed security may change positively or inversely in a relation to one or more interest rates, financial indices, or other financial indicators ("reference prices"). An indexed security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on an indexed security is a multiple of the change in the reference price. Thus, indexed securities may decline in value due to adverse market charges in interest rates or other reference prices.

Variable or Floating Rate Obligations. Certain of the obligations in which the Fund may invest may be variable or floating rate obligations on which the interest rate is adjusted at predesignated periodic intervals (variable rate) or when there is a change in the market rate of interest on which the interest rate payable on the obligation is based (floating rate). Variable or floating rate obligations may include a demand feature which entitles the purchaser to demand prepayment of the principal amount prior to stated maturity. Also, the issuer may have a corresponding right to prepay the principal amount prior to maturity. Variable and floating rate instruments are generally considered to be "derivative" instruments because they derive their values from the performance of an underlying asset, index or other benchmark. See "Derivative Instruments" below. As with any other type of debt security, the marketability of variable or floating rate instruments may vary depending upon a number of factors, including the type of issuer and the terms of the instruments. The Fund may also invest in more recently developed floating rate instruments which are created by dividing a municipal security's interest rate into two or more different components. Typically, one component ("floating rate component" or "FRC") pays an interest rate that is reset periodically through an auction process or by reference to an interest rate index. A second component ("inverse floating rate component" or "IFRC") pays an interest rate that varies inversely with changes to market rates of interest, because the interest paid to the IFRC holders is generally determined by subtracting a variable or floating rate from a predetermined amount (i.e., the difference between the total interest paid by the municipal security and that paid by the FRC). The Fund may purchase FRC's without limitation. Up to 10% of the Fund's total assets may be invested in IFRC's in an attempt to protect against a reduction in the income earned on the Fund's other investments due to a decline in interest rates. The extent of increases and decreases in the value of an IFRC generally will be greater than comparable changes in the value of an equal principal amount of a fixed-rate municipal security having similar credit quality, redemption provisions and maturity. To the extent that IFRCs are not readily marketable, as determined by the Sub-Adviser pursuant to guidelines adopted by the Board of Trustees, they will be considered illiquid for purposes of the Fund's 15% investment restriction on investment in illiquid securities.

Risk Associated With Specific Types of Derivative Debt Securities. Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. The risk of early prepayments is the primary risk associated with interest only debt securities ("IOs"), super floaters and other leveraged floating rate instruments. In some instances, early prepayments may result in a complete loss of investment in certain of these securities. The primary risks associated with certain other derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates.

Derivative debt securities include floating rate securities based on the Cost of Funds Index ("COFI floaters"), other "lagging rate" floating rate securities, floating rate securities that are subject to a maximum interest rate ("capped floaters"), leveraged inverse floating rate securities ("inverse floaters"), principal only debt securities ("POs") and certain residual or support branches of index amortizing notes. Index amortizing notes are subject to extension risk resulting from the issuer's failure to exercise its option to call or redeem the notes before their stated maturity date. Leveraged inverse IOs present an especially intense combination of prepayment, extension and interest rate risks.

Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced to below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates. X-reset floaters have a coupon that remains fixed for more than one accrual period. Thus, the type of risk involved in these securities depends on the terms of each individual X-reset floater.

Forward Commitment and When-Issued Securities. The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis to hedge against anticipated changes in interest rates and prices. "When-issued" refers to securities whose terms are available and for which a market exists, but which have not been issued. The Fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time.

When the Fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued and forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date the Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities equal in value to the Fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the commitments. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Swaps, Caps, Floors and Collars. As one way of managing its exposure to different types of investments, the Fund may enter into interest rate swaps, and other types of swap agreements such as caps, collars and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Fund's performance. Swap agreements are subject to risks related to the counterpart's ability to perform, and may decline in value if the counterpart's credit worthiness deteriorates. The Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. The Fund will maintain in a segregated account with its custodian, cash or liquid, high grade debt securities equal to the net amount, if any, of the excess of the Fund's obligations over its entitlement with respect to swap, cap, collar or floor transactions.

Lending of Securities. For purposes of realizing additional (taxable) income, the Fund may lend portfolio securities to brokers, dealers, and financial institutions if the loan is collateralized by cash or U.S. Government securities according to applicable regulatory requirements. The Fund may reinvest any cash collateral in short-term securities and money market funds. When the Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities involved in the transaction. As a result, the Fund may incur a loss or, in the event of the borrower's bankruptcy, the Fund may be delayed in or prevented from liquidating the collateral. It is a fundamental policy of the Fund not to lend portfolio securities having a total value exceeding 33 1/3% of its total assets.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Fund may engage in short-term trading in response to changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage expenses. The Fund's portfolio turnover rate is set forth in the table under the caption "Financial Highlights" in the Prospectus.

SPECIAL RISKS

Special Considerations relating to California Tax-Exempt Securities. Since the Fund concentrates its investments in California Tax-Exempt Securities, the Fund will be affected by any political, economic or regulatory developments affecting the ability of California issuers to pay interest or repay principal.

RECENT DEVELOPMENTS REGARDING STATE FINANCES


California has historically experienced large fluctuations in tax revenues in response to economic changes. Despite the state's strengths as a large, diversified and wealthy economy, and its historically favorable economic performance verses the national averages, the state's fiscal stability has been periodically challenged. Administrative and legal restrictions on spending allocations and requirement of a 2/3 majority vote to approve the budget and any tax initiatives also inhibit the state's financial flexibility. In the event of an economic downturn, the state can frequently be challenged to respond in a timely fashion with budget adjustments. As a result, the state has periodically been subject to multiple year deficits when the economy slows. An active voter initiative process adds additional volatility to the state. Beginning in 2001, the state experienced its most recent economic downturn. Results did not begin to turn upward until 2004. In 2003, Governor Grey Davis was recalled from office, and Governor Arnold Schwarzenegger took office. Since that time, the state has made steady economic and fiscal process, gradually rebuilding fiscal health. Since 2003, the ratings of the state's general obligation bonds have repeatedly been raised by all three rating agencies starting in 2004. Standard & Poor's has raised the state's general obligation credit rating from "BBB" to "A+." Moody's has raised the rating from "Baa1" to "A1." Fitch has raised the rating from "BBB" to "A+." The most recent actions by Moody's and S&P both took place in May, 2006 and the latest action by Fitch took place in June, 2006.

2006 Budget Act

The 2006 Budget Act was adopted by the Legislature on June 27, 2006, along with a number of implementing measures, and signed by the Governor on June 30, 2006. In approving the budget, the Governor vetoed $112 million in appropriations (including $62 million in General Fund appropriations). Under the 2006 Budget Act, General Fund revenues and transfers are projected to increase 1.2 percent, from $92.7 billion in fiscal year 2005-06 to $93.9 billion in fiscal year 2006-07. The 2006 Budget Act contains General Fund appropriations of $101.3 billion, compared to $92.7 billion in 2005-06. This includes more than $4.9 billion, or 4.7 percent of total General Fund resources available, to address the state's debt by establishing a budget reserve of $2.1 billion and making early debt repayments of $2.8 billion. The difference between revenues and expenditures in 2006-07 is funded by using a large part of the 2005-06 ending fund balance, as shown in Figure 1 above. The June 30, 2007 reserve is projected to be $2.1 billion, compared to an estimated June 30, 2006 reserve of $9.5 billion.

The 2006 Budget Act is substantially similar to the 2006-07 May Revision proposals. Compared to the 2006-07 May Revision, however, it also assumed $299 million greater revenues for 2005-06 based on higher than expected revenues in May, and $19 million greater revenues in 2006-07 due to expanded sales tax licensing and collection programs.

2005 Budget Act

The 2005 Budget Act was adopted by the Legislature on July 7, 2005, along with a number of implementing measures, and signed by the Governor on July 11, 2005. In approving the budget, the Governor vetoed $190 million in appropriations (including $115 million in General Fund appropriations).

Under the 2005 Budget Act, General Fund revenues and transfers were projected to increase 5.7 percent, from $79.9 billion in fiscal year 2004-05 to $84.5 billion in fiscal year 2005-06. The revenue projections assumed continued but moderating growth in California's economy as reflected in several key indicators. The 2005 Budget Act contained General Fund appropriations of $90.0 billion, compared to $81.7 billion in 2004-05. The difference between revenues and expenditures in fiscal year 2005-06 was funded by sing a part of the $7.5 billion fund balance at June 30, 2005. The June 30, 2006 reserve was projected to be $1.302 billion, compared to an estimated June 30, 2005 reserve of $6.857 billion. About $900 million of this reserve was to be set aside for payment in fiscal year 2006-07 of tax refunds and other adjustments related to the tax amnesty program implemented in early 2005. The 2005 Budget Act also included special fund expenditures of $23.3 billion and bond fund expenditures of $4.0 billion. The state issued $3.0 billion of Revenue Anticipation Notes (RANs) to meet the state's short-term cash flow needs for fiscal year 2005-06.

The 2006-07 May Revision projected that the state would end fiscal year 2005-06 with a budgetary reserve of $8.8 billion, up $7.5 billion from estimates made at the time of the 2005 Budget Act. The 2006 Budget Act projects that the state will have a budgetary reserve at June 30, 2006 of $9.0 billion, up $7.7 billion from the 2005 Budget Act estimate. The primary change in estimated budgetary reserve is a result of tax revenue increases of $8.196 billion due to improved economic forecasts, as well as an increase of $2.3 billion in revenues attributed to 2004-05. As of the adoption of the 2006 Budget Act, General Fund revenues and transfers for 2005-06 are projected at $92.7 billion, an increase of $8.2 billion compared with 2005 Budget Act estimates. This includes adjustments for increased education spending, leee and flood control improvements, and various revision to costs and financing assumptions since the 2005 Budget Act:

Fiscal 2004-05 Budget

The 2004 Budget Act was adopted by the Legislature on July 29, 2004, and signed by the Governor on July 31, 2004. General Fund expenditures were originally estimated at $80.7 billion. The June 30, 2005 reserve was initially projected to be $768 million. The 2004 budget addressed a projected $13.9 billion budget shortfall through expenditures cuts ($4.0 billion), cost avoidance ($4.4 billion), fund shifts ($1.6 billion), loans or borrowing ($2.1 billion) and transfers and other revenues ($1.8 billion).

Final estimates relating to the 2004-05 fiscal year, as released in the 2006-07 Governor's Budget in January, 2006, show that the state experienced substantially more favorable results than were projected at the time the 2004 Budget Act was signed. As a result of revised estimates for years prior to 2004-05, tax amnesty payments (see below) and improved economic results which generated major increases in tax revenues, the Administration estimates that total prior year resources, plus revenues and transfers for 2004-05, were about $91.5 billion, more than $9.1 billion higher than originally estimated. Expenditures increased by about $1.1 billion. As a result, the fund balance at June 30, 2005 was estimated at about $9.6 billion, of which $9.1 billion was in the SFEU, compared to the original 2004 Budget Act estimate of $768 million in the SFEU.

Fiscal Years Prior to 2004-05

The California economy grew strongly between 1994 and 2000, generally outpacing the nation, and as a result, for the five fiscal years from 1995-96 to 1999-00, the General Fund tax revenues exceeded the estimates made at the time the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid and to fund new ongoing program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local governments and infrastructure expenditures. The state ended the 2000-2001 fiscal year with a budget reserve of $5.39 billion. However, during fiscal year 2001-02, the state experienced an unprecedented drop in revenues compared to the prior year. The three largest tax sources generated only $59.7 billion, a drop of over $13 billion from fiscal year 2000-01, the vast bulk of which was attributable to reduced personal income taxes from stock option and capital gains activity. During the three fiscal years between 2001-02 and 2003-04, the state encountered severe budgetary difficulties because of reduced revenues and failure to make equivalent reductions in expenditures, resulting in successive budget deficits. The budgets for these years included substantial reliance on one-time measures, internal borrowing, and external borrowing. The state also faced a cash flow crisis during this period which was relieved by the issuance of Revenue Anticipation Warrants in June 2002 and June 2003 and Economic Recovery Bonds in the spring of 2004. Additional information about prior fiscal years' budgets for this period can be obtained from prior official statements of state bonds.

Rating Agencies. The state's credit ratings are currently A1 by Moody's, A+ by Standard & Poor's and A+ by Fitch.


Constitutional Considerations. Changes in California laws during the last two decades have limited the ability of California State and municipal issuers to obtain sufficient revenue to pay their bond obligations.

In 1978, California voters approved an amendment to the California Constitution under Article XIIIA known as Proposition 13. Proposition 13 limits ad valorem (according to value) taxes on real property and restricts the ability of taxing entities to increase real property taxes and assessments, and limits the ability of local governments to raise other taxes. In November 1996, the voters also approved Proposition 218 which added Articles XIIIC and XIIID to the California Constitution and further defines and extends situations limiting the ability of localities to impose taxes or change tax rates without voter approval. The full impact of Prop 218 on outstanding and proposed taxes will require further clarification through court rulings on specific legal tests and challenges.

Article XIII B of the California Constitution (the "Appropriation Limit") imposes a limit on annual appropriations. Originally adopted in 1979, Article XIII B was modified by Proposition 98 in 1988 and Proposition 111 in 1990. The appropriations subject to the Article consist of tax proceeds that include tax revenues and certain other funds. Excluded from the Appropriation Limits are prior (pre 1979) debt service and subsequent debt incurred as the result of voter authorizations, court mandates, qualified capital outlay projects and certain increases in gasoline taxes and motor vehicle weight fees. Certain civil disturbance emergencies declared by the Governor and appropriations approved by a two-thirds vote of the legislature are excluded from the determination of excess appropriations, and the appropriations limit may be overridden by local voter approval for up to a four-year period.

On November 8, 1988, California voters approved Proposition 98, a combined initiative constitutional amendment and statute called "the Classroom Instruction Improvement and Accountability Act." This amendment changed school funding below the University level by guaranteeing K-14 schools a minimum share of General Fund Revenues. Suspension of the Proposition 98 funding formula requires a two-thirds vote of Legislature and the Governor's concurrence. Proposition 98 also contains provisions transferring certain funds in excess of the Article III B limit to K-14 schools.

As amended by Proposition 111, the Appropriation Limit recalculated annually by taking the actual FY1986-1987 limit and applying the Proposition 111 cost of living and population adjustments as if that limit had been in effect. The Appropriations Limit is tested over consecutive two-year periods under this amendment. Any excess "proceeds of taxes" received over such two-year period above the Appropriation Limits for the two-year period is divided equally between transfers to K-14 and taxpayers.

At a special election held in October 2003, the Governor of the State, Gray Davis, was recalled and replaced by Arnold Schwarzenegger, who took office in November. The new Governor proposed a Constitutional spending limit for the State's 2004-05 Budget. In March 2004, California voters approved two companion ballot propositions that were sponsored by the new Governor. Proposition 57 authorizes the issuance of up to $15 billion in economic recovery bonds to finance previous budget deficits. Proposition 58, a constitutional amendment called the "Balanced Budget Amendment," implemented changes in State budget procedures designed to mandate balanced budgets in the future, to allow mid-year budget adjustment powers, to require the creation of a special budget reserve account, and to prohibit future long-term bond issuances for the purpose of funding budget deficits once the bonds approved by Proposition 57 are issued.

California voters also approved in March 2004 a constitutional amendment, ACA 11, which requires the transfer of General Fund revenues to finance state and local infrastructure projects, subject to the General Fund meeting specified levels. The transfer could increase annually until it reaches a maximum of 3 percent by 2013-14. ACA 11 also provides for a portion of one-time revenue windfalls to be set aside for one-time infrastructure expenditures.


Transportation Financing (Proposition 1A, November 2006 Ballot)

On November 7, 2006 voters approved Proposition 1A, which had been placed on the ballot by the Legislature as Senate Constitutional Amendment No. 7, to protect Proposition 42 transportation funds from any further suspensions. Current provisions of the State Constitution enacted as Proposition 42 in 2002, permit the suspension of the annual transfer of motor vehicle fuel sales tax revenues from the General Fund to the Transportation Investment Fund if the Governor declares that the transfer will result in a "significant negative fiscal impact" on the General Fund and the Legislature agrees with a two-thirds vote of each house. The new measure modifies the constitutional provisions of Proposition 42 in a manner similar to Proposition 1A of 2004, so that if such a suspension occurs, the amount owed by the General Fund must be repaid to the Transportation Investment Fund within three years, and only two such suspensions can be made within any ten-year period. In 2003-04, $868 million of the scheduled Proposition 42 transfer was suspended, and in 2004-05 the full transfer of $1.258 billion was suspended. The Proposition 42 transfer was fully funded in 2005-06 at $1.355 billion. The 2006 Budget Act fully funds the Proposition 42 transfer at $1.420 billion for 2006-07, and also includes $1.415 billion ($1.215 billion General
Fund) for advance repayment of a portion of the 2003-04 and 2004-05 suspensions.


Certain debt obligations held by the Fund may be payable solely from lease payments on real property leased to the State, counties, cities or various public entities structured in such a way as to not constitute a debt to the leasing entity. To ensure that a debt is not technically created, California law requires that the lessor can proportionally reduce its lease payments equal to its loss of beneficial use and occupancy. Moreover, the lessor does not agree to pay lease payments beyond the current period; it only agrees to include lease payments in its annual budget every year. In the event of a default, the only remedy available against the lessor is that of reletting the property or suing annually for the rents due; no acceleration of lease payments is permitted.

The Fund also holds debt obligations payable solely from the revenues of health care institutions. Certain provisions under California state law may adversely affect these revenues and, consequently, payment of those debt obligations.

The Federally sponsored Medicaid program for health care services to eligible welfare recipients is known as the Medi-Cal program. In the past, the Medi-Cal program has provided a cost-based system of reimbursement for impatient care furnished to Medi-Cal beneficiaries by any eligible hospital. The State now selectively contracts by county with California hospitals to provide reimbursement for non-emergency inpatient services to Medi-Cal beneficiaries, generally on a flat per-diem payment basis regardless of cost. California law also permits private health plans and insurers to contract selectively with hospitals for services to beneficiaries on negotiated terms, generally at rates lower than standard charges.

Debt obligations payable solely from revenues of health care institutions may also be insured by the state pursuant to an insurance program operated by the Office of Statewide Health Planning and Development (the "Office"). Most of such debt obligations are secured by a mortgage of real property in favor of the Office and the holders. If a default occurs on such insured debt obligations, the Office has the option of either continuing to meet debt service obligations or foreclosing the mortgage and requesting the State Treasurer to issue debentures payable from a reserve fund established under the insurance fund or payable from appropriated state funds.

Security for certain debt obligations held by the Fund may be in form of a mortgage or deed of trust on real property. California has statutory provisions which limit the remedies of a creditor secured by a mortgage or deed of trust. Principally, the provisions establish conditions governing the limits of a creditor's right to a deficiency judgment. In the case of a default, the creditor's rights under the mortgage or deed of trust are subject to constraints imposed by California real property law upon transfers of title to real property by private power of sale. These laws require that the loan must have been in arrears for at least seven months before foreclosure proceedings can begin. Under California's anti-deficiency legislation, there is no personal recourse against a mortgagor of single-family residence regardless of whether the creditor chooses judicial or non-judicial foreclosure. These disruptions could disrupt the stream of revenues available to the issuer for paying debt service.

Under California law, mortgage loans secured by single-family owner-occupied dwellings may be prepaid at any time. Prepayment changes on such mortgage loans may be imposed only with respect to voluntary payments made during the first five years of the mortgage loan, and cannot in any event exceed six months, advance interest on the amount prepaid in excess of 20% of the original principal amount of the mortgage loan. This limitation could affect the flow of revenues available to the issuer for debt service on these outstanding debt obligations.

Substantially all of California is located within an active geologic region subject to major seismic activity. Any California municipal obligation in the Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (1) an issuer to have obtained earthquake insurance coverage at reasonable rates; (2) an issuer to perform on its contract of insurance in the event of widespread losses; or (3) the Federal or State government to appropriate sufficient funds within their respective budget limitations.

As described in the summary above, the Fund's investments are susceptible to possible adverse effects of the complex political, economic and regulatory matters affecting California issuers. In the view of the Adviser, it is impossible to determine the impact of any legislation, voter initiatives or other similar measures which have been or may be introduced to limit or increase the taxing or spending authority of state and local governments or to predict such governments' abilities to pay the interest on, or repay the principal of, their obligations.

Legislation limiting taxation and spending may, however, affect the creditworthiness of state or local agencies in the future. If either California or any of its local governmental entities is unable to meet its financial obligations, the income derived by the Fund, its net asset value, its ability to preserve or realize capital appreciation or its liquidity could be adversely affected.

Portfolio Holdings Disclosure Policy. A description of the Fund's portfolio holding disclosure policy is attached to this Statement of Additional Information as Appendix E.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed without approval of a majority of the Fund's outstanding voting securities which, as used in the Prospectus and this Statement of Additional Information, means approval by the lesser of (1) the holders of 67% or more of the Fund's shares represented at a meeting if more than 50% of the Fund's outstanding shares are present in person or by proxy at that meeting or (2) more than 50% of the Fund's outstanding shares.

The Fund may not:

      (1) Borrow money, except: (i) for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the fund's total assets (including the amount borrowed) taken at market value; (ii) in connection with the redemption of fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets; (iv) in connection with entering into reverse repurchase agreements and dollar rolls, but only if after each such borrowing there is asset coverage of at least 300% as defined in the 1940 Act; and (v) as otherwise permitted under the 1940 Act. For purposes of this investment restriction, the deferral of trustees' fees and transactions in short sales, futures contracts, options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing.

      (2) Invest in commodities or commodity futures contracts, except for transactions in financial derivative contracts. Financial derivatives include forward currency contracts; financial futures contracts and options on financial futures contracts; options and warrants on securities, currencies and financial indices; swaps, caps, floors, collars and swaptions; and repurchase agreements entered into in accordance with the fund's investment policies.

      (3) Make loans, except that the fund may (i) lend portfolio securities in accordance with the fund's investment policies up to 33 1/3% of the fund's total assets taken at market value, (ii) enter into repurchase agreements, and (iii) purchase all or a portion of an issue of publicly distributed debt securities, interests in bank loans, including without limitation, participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

      (4) The fund may not invest 25% or more of the value of its assets in any one industry, provided that this limitation does not apply to
            (i) tax-exempt municipal securities other than those tax-exempt municipal securities backed only by assets and revenues of non-governmental issuers and (ii) obligations of the U.S. Government or any of its agencies, instrumentalities or authorities.

      (5) Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

      (6) Purchase or sell real estate, real estate investment trust securities. This limitation shall not prevent the Fund from investing in municipal securities secured by real estate or interests in real estate or holding real estate acquired as a result of owning such municipal securities.

      (7) Issue any senior securities, except insofar as the Fund may be deemed to have issued a senior security by: entering into a repurchase agreement; purchasing securities on a when-issued or delayed delivery basis; purchasing or selling any options or financial futures contract; borrowing money or lending securities in accordance with applicable investment restrictions.

Non-Fundamental Investment Restrictions. The following investment restrictions are designated as non-fundamental and may be changed by the Trustees without shareholder approval.

The Fund may not:

1. Purchase a security if, as a result, (i) more than 10% of the fund's total assets would be invested in the securities of other investment companies,
      (ii) the fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the fund in connection with lending of the fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

2. Invest for the purpose of exercising control or management of another company.

3. Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions.

4.    Invest more than 15% of its net assets in securities which are illiquid.

Except with respect to borrowing money, if a percentage restriction on investment or utilization of assets as set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of the Fund's assets will not be considered a violation of the restriction.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of the Fund is managed by its Trustees, including certain Trustees who are not "interested persons" of the Fund or the Trust (as defined by the Investment Company Act of 1940) (the "Independent Trustees"), who elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Several of the officers and Trustees of the Fund are also officers or Directors of the Adviser, or officers and Directors of the Fund's principal distributor, John Hancock Funds, LLC (prior to February 1, 2002, John Hancock Funds, Inc.) ("John Hancock Funds or the "Distributor").

------------------------------------------------------------------------------------------------------------
                                                                                            Number of John
                      Position(s)  Trustee/                                                 Hancock Funds
Name, Address (1)     Held with    Officer    Principal Occupation(s) and other             Overseen by
And Age               Fund         since (2)  Directorships  During Past 5 Years            Trustee
------------------------------------------------------------------------------------------------------------
Independent Trustees
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Ronald R. Dion        Chairman     2005       Chairman and Chief Executive Officer, R.M.    53
Born:  1946           and Trustee  1998       Bradley & Co., Inc.; Director, The New
                                              England Council and Massachusetts
                                              Roundtable; Director, Boston Stock
                                              Exchange; Trustee, North Shore Medical
                                              Center; Director, BJ's Wholesale Club,
                                              Inc. and a corporator of the Eastern
                                              Bank; Trustee, Emmanuel College; Director,
                                              Boston Municipal Research Bureau; Member
                                              of the Advisory Board, Carroll Graduate
                                              School of Management at Boston College.
------------------------------------------------------------------------------------------------------------
James F. Carlin       Trustee      1994       Director and Treasurer, Alpha Analytical      53
Born:  1940                                   Laboratories (chemical analysis) (since
                                              1985); Part Owner and Treasurer, Lawrence
                                              Carlin Insurance Agency, Inc. (since 1995);
                                              Part Owner and Vice President, Mone Lawrence
                                              Carlin Insurance Agency, Inc. (until 2005);
                                              Director/Treasurer, Rizzo Associates
                                              (engineering) (until 2000);  Chairman and
                                              CEO, Carlin Consolidated, Inc.
                                              (management/investments) (since 1987);
                                              Director/Partner, Proctor Carlin & Co., Inc.
                                              (until 1999); Trustee, Massachusetts Health
                                              and Education Tax Exempt Trust (since 1993);
                                              Director of the following:  Uno Restaurant
                                              Corp. (until 2001), Arbella Mutual
                                              (insurance) (until 2000), HealthPlan
                                              Services, Inc. (until 1999), Flagship
                                              Healthcare, Inc. (until 1999), Carlin
                                              Insurance Agency, Inc. (until 1999);
                                              Chairman, Massachusetts Board of Higher
                                              Education (until 1999)
------------------------------------------------------------------------------------------------------------


(1) Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.

(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and/ or certain other affiliates.

----------------------------------------------------------------------------------------------------------------
                                                                                                  Number of John
                          Position(s)   Trustee/                                                  Hancock Funds
Name, Address (1)         Held with     Officer     Principal Occupation(s) and other             Overseen by
And Age                   Fund          since (2)   Directorships During Past 5 Years             Trustee
----------------------------------------------------------------------------------------------------------------
Independent Trustees
----------------------------------------------------------------------------------------------------------------
Richard P. Chapman, Jr.   Trustee       2005        President and Chief Executive Officer,        53
Born:  1935                                         Brookline Bancorp, Inc.  (lending) (since
                                                    1972); Chairman and Director, Lumber
                                                    Insurance Co. (insurance) (until 2000);
                                                    Chairman and Director, Northeast Retirement
                                                    Services, Inc. (retirement administration)
                                                    (since 1998).  Vice Chairman, Northeastern
                                                    University Board of Trustees (since 2004).
----------------------------------------------------------------------------------------------------------------
William H. Cunningham     Trustee       1989        Former Chancellor, University of Texas        160
Born:  1944                                         System and former President of the
                                                    University of Texas, Austin, Texas; Chairman
                                                    and CEO, IBT Technologies (until 2001);
                                                    Director of the following: Hire.com (until
                                                    2004), STC Broadcasting, Inc. and Sunrise
                                                    Television Corp. (until 2001), Symtx,
                                                    Inc.(electronic manufacturing) (since 2001),
                                                    Adorno/Rogers Technology, Inc. (until 2004),
                                                    Pinnacle Foods Corporation (until 2003),
                                                    rateGenius (until 2003), Lincoln National
                                                    Corporation (insurance) (since 2006),
                                                    Jefferson-Pilot Corporation (diversified
                                                    life insurance company) (until 2006), New
                                                    Century Equity Holdings (formerly Billing
                                                    Concepts) (until 2001), eCertain (until
                                                    2001), ClassMap.com (until 2001), Agile
                                                    Ventures (until 2001), AskRed.com (until
                                                    2001), Southwest Airlines, Introgen and
                                                    Viasystems, Group, Inc. (electronic
                                                    manufacturer) (until 2003); Advisory
                                                    Director, Interactive Bridge, Inc. (college
                                                    fundraising) (until 2001); Advisory
                                                    Director, Q Investments (until 2003);
                                                    Advisory Director, JP Morgan Chase Bank
                                                    (formerly Texas Commerce Bank - Austin), LIN
                                                    Television (since 2002), WilTel
                                                    Communications (until 2003) and Hayes
                                                    Lemmerz International, Inc. (diversified
                                                    automotive parts supply company) (since
                                                    2003).
---------------------------- ------------ ----------------------------------------------------------------------

(1) Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.

(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and/ or certain other affiliates.

----------------------------------------------------------------------------------------------------------------
                                                                                               Number of
                                                                                               John Hancock
                          Position(s)   Trustee/                                               Funds
Name, Address (1)         Held with     Officer     Principal Occupation(s) and other          Overseen by
And Age                   Fund          since (2)   Directorships During Past 5 Years          Trustee
----------------------------------------------------------------------------------------------------------------
Charles L. Ladner         Trustee       1994        Chairman and Trustee, Dunwoody Village,    160
Born:  1938                                         Inc. (retirement services) (until 2003);
                                                    Senior Vice President and Chief Financial
                                                    Officer, UGI Corporation (public utility
                                                    holding company) (retired 1998); Vice
                                                    President and Director for AmeriGas, Inc.
                                                    (retired 1998); Director of AmeriGas
                                                    Partners, L.P. (gas distribution)(until
                                                    1997); Director, EnergyNorth, Inc. (until
                                                    1995); Director, Parks and History
                                                    Association (until 2007).
------------------------------------------------------------------------------------------------------------
John A. Moore             Trustee       2005        President and Chief Executive Officer,     53
Born:  1939                                         Institute for Evaluating Health Risks,
                                                    (nonprofit institution) (until 2001);
                                                    Senior Scientist, Sciences International
                                                    (health research)(until 2003); Former
                                                    Assistant Administrator & Deputy
                                                    Administrator, Environmental Protection
                                                    Agency; Principal, Hollyhouse (consulting)
                                                    (since 2000); Director, CIIT Center for
                                                    Health Science Research (nonprofit
                                                    research) (since 2002).
--------------------------------------- ------------------------------------------------------------------------


(1) Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.

(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and/ or certain other affiliates.

-------------------------------- ------------- ----------- --------------------------------------------------
                                                                                             Number of John
                          Position(s)   Trustee/                                             Hancock Funds
Name, Address (1)         Held with     Officer     Principal Occupation(s) and other        Overseen by
And Age                   Fund          since (2)   Directorships During Past 5 Years        Trustee
------------------------------------------------------------------------------------------------------------
Patti McGill Peterson     Trustee       2005        Executive Director, Council for          53
Born:  1943                                         International Exchange of Scholars and
                                                    Vice President, Institute of
                                                    International Education (since
                                                    1998); Senior Fellow, Cornell
                                                    Institute of Public Affairs, Cornell
                                                    University (until 1998); Former
                                                    President of Wells College and St.
                                                    Lawrence University; Director,
                                                    Niagara Mohawk Power Corporation
                                                    (until 2003); Director, Ford
                                                    Foundation, International
                                                    Fellowships Program (since 2002);
                                                    Director, Lois Roth Endowment (since
                                                    2002); Director, Council for
                                                    International Exchange (since 2003).
------------------------------------------------------------------------------------------------------------
Steven R. Pruchansky      Trustee       1994        Chairman and Chief Executive Officer,    53
Born:  1944                                         Greenscapes of Southwest Florida, Inc.
                                                    (since 2000); Director and President,
                                                    Greenscapes of Southwest Florida, Inc.
                                                    (until 2000); Managing Director,
                                                    JonJames, LLC (real estate) (since
                                                    2001); Director, First Signature Bank &
                                                    Trust Company (until 1991); Director,
                                                    Mast Realty Trust (until 1994);
                                                    President, Maxwell Building Corp.
                                                    (until 1991).
------------------------------------------------------------------------------------------------------------
Non-Independent Trustees
------------------------------------------------------------------------------------------------------------
James R. Boyle (3)        Trustee       2005        Chairman and Director, John Hancock      260
Born:  1959                                         Advisers, LLC (the "Adviser"), The
                                                    Berkeley Financial Group, LLC ("The
                                                    Berkeley Group") (holding company)
                                                    and John Hancock Funds, LLC ("John
                                                    Hancock Funds"); President, John
                                                    Hancock Annuities; Executive Vice
                                                    President, John Hancock Life
                                                    Insurance Company (since June,
                                                    2004); President U.S. Annuities;
                                                    Senior Vice President, The
                                                    Manufacturers Life Insurance Company
                                                    (U.S.A) (prior to 2004).
------------------------------------------------------------------------------------------------------------


(1) Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.

(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and/ or certain other affiliates.

---------------------------------------------------------------------------------------------------------------
                                                                                                   Number of
                                                                                                   John Hancock
                          Position(s)   Trustee/                                                   Funds
Name, Address (1)         Held with     Officer     Principal Occupation(s) and other              Overseen by
And Age                   Fund          since (2)   Directorships During Past 5 Years              Trustee
---------------------------------------------------------------------------------------------------------------
Principal Officers who are
not Trustees
---------------------------------------------------------------------------------------------------------------
Keith F. Hartstein        President     2005        Senior Vice President, Manulife Financial      N/A
Born:  1956               and Chief                 Corporation (since 2004); Director,
                          Executive                 President and Chief Executive Officer, the
                          Officer                   Adviser and The Berkeley Group, John
                                                    Hancock Funds, LLC (since 2005); Director,
                                                    MFC Global Investment Management (U.S.),
                                                    LLC ("MFC Global (U.S.)") (since 2005);
                                                    Director, John Hancock Signature Services,
                                                    Inc. (since 2005); President and Chief
                                                    Executive Officer, John Hancock Investment
                                                    Management Services, LLC (since 2006);
                                                    President and Chief Executive Officer, John
                                                    Hancock Funds,  John Hancock Funds II, John
                                                    Hancock Funds III, John Hancock Trust,;
                                                    Director, Chairman and President, NM
                                                    Capital Management, Inc. (since 2005);
                                                    Chairman, Investment Company Institute
                                                    Sales Force Marketing Committee (since
                                                    2003); Director, President and Chief
                                                    Executive Officer, MFC Global (U.S.)
                                                    (2005-2006); Executive Vice President, John
                                                    Hancock Funds, LLC (until 2005);
---------------------------------------------------------------------------------------------------------------
Thomas M. Kinzler         Secretary     2006        Vice President and Counsel for John Hancock    N/A
Born:  1955               and Chief                 Life Insurance Company (U.S.A.) (since
                          Legal                     2006); Secretary and Chief Legal Officer,
                          Officer                   John Hancock Funds, John Hancock Funds II,
                                                    John Hancock Funds III and John
                                                    Hancock Trust (since 2006); Vice
                                                    President and Associate General
                                                    Counsel for Massachusetts Mutual
                                                    Life Insurance Company (1999-2006);
                                                    Secretary and Chief Legal Counsel
                                                    for MML Series Investment Fund
                                                    (2000-2006); Secretary and Chief
                                                    Legal Counsel for MassMutual
                                                    Institutional Funds (2000-2004);
                                                    Secretary and Chief Legal Counsel
                                                    for MassMutual Select Funds and
                                                    MassMutual Premier Funds
                                                    (2004-2006).
---------------------------------------------------------------------------------------------------------------


(1) Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.

(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and/ or certain other affiliates.

------------------------------------------------------------------------------------------------------------
                                                                                                  Number of
                                                                                                  John Hancock
                          Position(s)   Trustee/                                                  Funds
Name, Address (1)         Held with     Officer     Principal Occupation(s) and other             Overseen by
And Age                   Fund          since (2)   Directorships During Past 5 Years             Trustee
------------------------------------------------------------------------------------------------------------
Francis V. Knox, Jr.      Chief         2005        Vice President and Chief Compliance           N/A
Born:  1947               Compliance                Officer, John Hancock Investment
                          Officer                   Management Services, LLC, the Adviser and
                                                    MFC Global (U.S.) (since 2005); Chief
                                                    Compliance Officer,  John Hancock Funds,
                                                    John Hancock Funds II, John Hancock Funds
                                                    III and John Hancock Trust (since 2005);
                                                    Vice President and Assistant Treasurer,
                                                    Fidelity Group of Funds (until 2004); Vice
                                                    President and Ethics & Compliance Officer,
                                                    Fidelity Investments (until 2001).
------------------------------------------------------------------------------------------------------------
Gordon M. Shone           Treasurer     2006        Treasurer, John Hancock Funds (since          N/A
Born:  1956                                         2006); John Hancock Funds II, John Hancock
                                                    Funds III and John Hancock Trust (since
                                                    2005); Vice President and Chief Financial
                                                    Officer, John Hancock Trust (2003-2005);
                                                    Senior Vice President, John Hancock Life
                                                    Insurance Company (U.S.A.) (since 2001);
                                                    Vice President, John Hancock Investment
                                                    Management Services, Inc. and John Hancock
                                                    Advisers, LLC (since 2006), The
                                                    Manufacturers Life Insurance Company
                                                    (U.S.A.) (1998 to 2000).
------------------------------------------------------------------------------------------------------------


(1) Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.

(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and/ or certain other affiliates.

---------------------------------------------------------------------------------------------------------------
                                                                                                  Number of
                                                                                                  John Hancock
                          Position(s)   Trustee/                                                  Funds
Name, Address (1)         Held with     Officer     Principal Occupation(s) and other             Overseen by
And Age                   Fund          since (2)   Directorships During Past 5 Years             Trustee
---------------------------------------------------------------------------------------------------------------
John G. Vrysen            Chief         2005        Director, Executive Vice President and        N/A
Born:  1955               Financial                 Chief Financial Officer, the Adviser, The
                          Officer                   Berkeley Group and John Hancock Funds, LLC
                                                    (since 2005); Executive Vice President and
                                                    Chief Financial Officer, John Hancock
                                                    Investment Management Services, LLC (since
                                                    2005), Vice President and Chief Financial
                                                    Officer, MFC Global (U.S.) (since 2005);
                                                    Director, John Hancock Signature Services,
                                                    Inc. (since 2005); Chief Financial
                                                    Officer, John Hancock Funds, John Hancock
                                                    Funds II, John Hancock Funds III, John
                                                    Hancock Trust (since 2005); Vice President
                                                    and General Manager, Fixed Annuities, U.S.
                                                    Wealth Management (until 2005); Vice
                                                    President, Operations Manulife Wood Logan
                                                    (2000-2004).
--------------------------------------------------------------------------------------------------------------

(1) Business address for independent and non-independent Trustees and officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

(2) Each Trustee serves until resignation, retirement age or until her or his successor is elected.

(3) Non-Independent Trustee: holds positions with the Fund's investment adviser, underwriter, and/ or certain other affiliates.


The Fund's Board of Trustees currently has four standing Committees: the Audit and Compliance Committee, the Governance Committee, the Contracts/Operations Committee and the Investment Performance Committee. Each Committee is comprised of Independent Trustees who are not "interested persons" of the Fund.

The Audit and Compliance Committee members are Messrs. Chapman, Ladner, Moore and Ms. McGill Peterson. All of the members of the Audit and Compliance Committee are independent and each member is financially literate with at least one having accounting or financial management expertise. The Board has adopted a written charter for the Audit and Compliance Committee. The Audit and Compliance Committee recommends to the full board auditors for the Fund, monitors and oversees the audits of the Fund, communicates with both independent auditors and internal auditors on a regular basis and provides a forum for the auditors to report and discuss any matters they deem appropriate at any time. The Audit and Compliance Committee held four meetings during the fiscal year ended August 31, 2006.


The Governance Committee members are all of the independent Trustees. The Governance Committee makes recommendations to the Board on issues related to corporate governance applicable to the Independent Trustees and to the composition and operation of the Board and to assume duties, responsibilities and functions to nominate candidates to the Board, together with such addition duties, responsibilities and functions as are delegated to it from time to time. Among other things, the Governance Committee acts as a nominating committee of the Board. In reviewing a potential nominee and in evaluating the renomination of current Independent Trustees, the Governance Committee will generally apply the following criteria:
(i) the nominee's reputation for integrity, honesty and adherence to high ethical standards, (ii) the nominee's business acumen, experience and ability to exercise sound judgments, (iii) a commitment to understand the Fund and the responsibilities of a trustee of an investment company, (iv) a commitment to regularly attend and participate in meetings of the Board and its committees,
(v) the ability to understand potential conflicts of interest involving management of the Fund and to act in the interests of all shareholders, and (vi) the absence of a real or apparent conflict of interest that would impair the nominee's ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Trustee. The Governance Committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities. The Governance Committee does not discriminate on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law. The Governance Committee held four meeting during the fiscal year ended August 31, 2006.


As long as an existing Independent Trustee continues, in the opinion of the Governance Committee, to satisfy these criteria, the Fund anticipates that the Committee would favor the renomination of an existing Trustee rather than a new candidate. Consequently, while the Governance Committee will consider nominees recommended by shareholders to serve as trustees, the Governance Committee may only act upon such recommendations if there is a vacancy on the Board or the Administration Committee determines that the selection of a new or additional Independent Trustee is in the best interests of the Fund. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Governance Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Governance Committee. While it has not done so in the past, the Governance Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

Any shareholder recommendation must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, to be considered by the Governance Committee. In evaluating a nominee recommended by a shareholder, the Governance Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. If the Board determines to include a shareholder's candidate among the slate of nominees, the candidate's name will be placed on the Fund's proxy card. If the Governance Committee or the Board determines not to include such candidate among the Board's designated nominees and the shareholder has satisfied the requirements of Rule 14a-8, the shareholder's candidate will be treated as a nominee of the shareholder who originally nominated the candidate. In that case, the candidate will not be named on the proxy card distributed with the Fund's proxy statement.

Shareholders may communicate with the members of the Board as a group or individually. Any such communication should be sent to the Board or an individual Trustee c/o The Secretary of the Fund at the following address: 601 Congress Street, Boston, MA 02210-2805. The Secretary may determine not to forward any letter to the members of the Board that does not relate to the business of the Fund.

The Contracts/Operations Committee members are Messrs. Carlin, Cunningham, Dion and Pruchansky. The Contracts/Operations Committee oversees the initiation, operation, and renewal of contracts between the Fund and other entities. These contracts include advisory and subadvisory agreements (if, applicable), custodial and transfer agency agreements and arrangements with other service providers. The Contracts/Operations Committee held five meetings during the fiscal year ended August 31, 2006.

The Investment Performance Committee members are all of the independent Trustees. The Investment Performance Committee monitors and analyzes the performance of the Fund generally, consults with the Adviser as necessary if the Fund requires special attention, and reviews peer groups and other comparative standards as necessary. The Investment Performance Committee held four meetings during the fiscal year ended August 31, 2006.

The following table provides a dollar range indicating each Trustee's ownership of equity securities of the Fund, as well as aggregate holdings of shares of equity securities of all funds in the John Hancock Fund Complex overseen by the Trustee, as of December 31, 2005.



--------------------------------------------------------------------------------------
                                                        Aggregate Dollar Range of
                          Dollar Range of Fund shares   holdings in John Hancock funds
Name of Trustee           Owned by Trustee (1)          overseen by Trustee (1)
--------------------------------------------------------------------------------------
Independent Trustees
--------------------------------------------------------------------------------------
James F. Carlin*          $1-10,000                     Over $100,00
--------------------------------------------------------------------------------------
Richard P. Chapman, Jr.   $1-10,000                     Over $100,000
--------------------------------------------------------------------------------------
William H. Cunningham*    none                          $10,001-50,000
--------------------------------------------------------------------------------------
Ronald R. Dion*           $1-10,000                     Over $100,000
--------------------------------------------------------------------------------------
Charles L. Ladner*        $1-10,000                     Over $100,000
--------------------------------------------------------------------------------------
Dr. John A. Moore         $1-10,000                     Over $100,000
--------------------------------------------------------------------------------------
Patti McGill Peterson     $1-10,000                     Over $100,000
--------------------------------------------------------------------------------------
Steven R. Pruchansky*     $1-10,000                     Over $100,000
--------------------------------------------------------------------------------------
Non-Independent Trustee
--------------------------------------------------------------------------------------
James R. Boyle**          none                          $10,001-$50,000
--------------------------------------------------------------------------------------

This Fund does not participate in the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan"). Under the Plan, an Independent Trustee may defer his fees by electing to have the Adviser invest his fees in one of the funds in the John Hancock complex that participates in the Plan. Under these circumstances, the Trustee is not the legal owner of the underlying shares, but does participate in any positive or negative return on those shares to the same extent as all other shareholders. With regard to Trustees participating in the Plan, if a Trustee was deemed to own the shares used in computing the value of his deferred compensation, as of December 31, 2005, the respective "Dollar Range of Fund Shares Owned by Trustee" and the "Aggregate Dollar Range of holdings in John Hancock funds overseen by Trustee" would be as follows: $1-$10,000 and over $100,000 for Mr. Chapman, none and over $100,000 for Mr. Cunningham, $1-$10,000 and over $100,000 for Mr. Dion, $1-$10,000 and over $100,000 for Dr. Moore and $1- $10,000 and over $100,000 for Mr. Pruchansky.


The following table provides information regarding the compensation paid by the Fund and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. Any Non-Independent Trustee, and each of the officers of the Fund who are interested persons of the Adviser, and/or affiliates are compensated by the Adviser and receive no compensation from the Fund for their services.

                                                     Total Compensation from all
                            Aggregate Compensation   Funds in John Hancock Fund Complex to
Trustees                    From the Fund (1)        Trustees (2)
------------------------    ----------------------   -------------------------------------
James F. Carlin                      $1,684                        $  103,703
Richard P. Chapman*++                $1,691                           103,953
William J. Cosgrove*+  ++                                              95,203
William H. Cunningham*               $1,558                           109,171
Ronald R. Dion* +++                  $ 977                            151,399
Charles L. Ladner +++                $ 965                            149,790
Dr. John A. Moore*++                 $1,959                           115,703
Patti McGill Peterson++              $ 894                            100,203
Steven R. Pruchansky*                $1,362                           115,203
Norman H. Smith*+                         0                            88,953
                                                                  -----------
Total                               $11,090                       $ 1,133,281
                                    -------

      (1)        Compensation is for the fiscal year ended August 31, 2006.

      (2) Total compensation paid by the John Hancock Funds Complex to the Independent Trustees is as of December 31, 2005. As of this date, Messrs. Carlin, Chapman, Dion, Moore, Pruchansky and Ms. Peterson served on fifty-three funds in the John Hancock Fund Complex; Messrs. Ladner and Cunningham served on one-hundred-forty-three funds.

      * As of December 31, 2005, the value of the aggregate accrued deferred compensation amount from all funds in the John Hancock Funds Complex for Mr. Chapman was $76,421, Mr. Cunningham was $125,996, Mr. Dion was $325,086, Dr. Moore was $283,070, Mr.
            Pruchansky was $246,371 and Mr. Smith was $382,371 under the John Hancock Group of Funds Deferred Compensation Plan for Independent

            Trustees (the "Plan").

      +           Mr. Cosgrove retired as of March 31, 2005. Mr. Smith retired as of June 30, 2005.

      ++          As of September 12, 2005, the Independent Trustees elected Mr.
            Dion as Independent Chairman of the Board. As of June 16, 2004 and until September 12, 2005, Mr. Ladner was the Independent Chairman of the Board.

All of the officers listed are officers or employees of the Adviser or affiliated companies. Some of the Trustees and officers may also be officers and/or directors and/or Trustees of one or more of the other funds for which the Adviser or an affiliate of the Adviser.


As of December 4, 2006, the officers and Trustees of the Fund as a group owned beneficially less than 1% of these outstanding shares. As of that date, the following shareholders were the only record holders that beneficially owned 5% or more of the outstanding shares of each class of the Fund:

-----------------------------------------------------------------
Name and Address of Owners of More
than 5% of Shares                    Class A   Class B    Class C
-----------------------------------------------------------------
A G Edwards & Sons, Inc.             8.03%        --         --
Ethel R. Wells
1 North Jefferson Ave
Saint Louis MO 63101-2205
-----------------------------------------------------------------
MLPF&S For The                       7.47%     20.51%     33.84%
Sole Benefit of Its Customers
Attn: Fund Administration
4800 Deerlake Drive East 2nd Floor
Jacksonville FL 32246-6484
-----------------------------------------------------------------
Citigroup Global Markets, Inc.         --         --       8.71%
Att: Cindy Tempesta 7th Floor
333 West 34th Street
New York NY 10001-2402
-----------------------------------------------------------------
NFS LLC FEBO                           --         --       5.66%
C Oosten Surv Tr A Subtr of Oost
Richard Lorenz U/A 06/13/82
2601 Preakness Way
Norco, CA  92860-4201
-----------------------------------------------------------------


INVESTMENT ADVISORY AND OTHER SERVICES


The Adviser, located at 601 Congress Street, Boston, Massachusetts 02210-2805, a premier investment management company, managed approximately $30 billion in open-end funds, closed-end funds, private accounts, retirement plans and related party assets for individual and institutional investors as of September 30, 2006. Additional information about John Hancock Advisers can be found on the website: www.jhfunds.com.

The Sub-Adviser, MFC Global (U.S.), located at 101 Huntington Avenue, Boston, Massachusetts 02199, was organized in 1979 and as of September 30, 2006 approximately $25 billion in assets under management. The Sub-Adviser is a wholly-owned indirect subsidiary of John Hancock Financial Services, Inc. (an indirect wholly-owned subsidiary of Manulife Financial Corporation).

The Board of Trustees appointed MFC Global (U.S.) as Sub-Adviser to the Fund effective December 31, 2005. As of that date, the investment personnel of the Adviser were reassigned to MFC Global (U.S.). The Adviser will continue to serve as investment adviser to the Fund and will be responsible for the supervision of MFC Global (U.S.)'s services to the Fund.


The Fund has entered into an investment management contract (the "Advisory Agreement"), with the Adviser which was approved by the Fund's shareholders. Pursuant to the Advisory Agreement, in conjunction with the Sub-Adviser, the Adviser will: (a) furnish continuously an investment program for the Fund and determine, subject to the overall supervision and review of the Trustees, which investments should be purchased, held, sold or exchanged, and (b) provide supervision over all aspects of the Fund's operations except those that are delegated to a custodian, transfer agent or other agent.


The Adviser and the Fund have entered into a Sub-Advisory Agreement with the Sub-Adviser under which the Sub-Adviser, subject to the review of the Trustees and the overall supervision of the Adviser, is responsible for managing the investment operations of the Fund and the composition of the Fund's portfolio and furnishing the Fund with advice and recommendations with respect to investments, investment policies and the purchase and sale of securities.


The Fund bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts, maintaining a committed line of credit, and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund (including an allocable portion of the cost of the Adviser's employees rendering such services to the Fund); the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meetings; trade association membership; insurance premiums; and any extraordinary expenses.

As compensation for its services under the Advisory Agreement, the Fund pays the Adviser monthly a fee based on a stated percentage of the average daily net assets of the Fund as follows:

      Average Daily Net Assets    Annual Rate
      ------------------------    -----------
      First $500,000,000          0.55%
      Amount over $500,000,000*   0.50%

*     Breakpoint added as of the close of business on June 30, 2003.


From time to time, the Adviser may reduce its fee or make other arrangements to limit the Fund's expenses to a specified percentage of its average daily net assets. The Adviser retains the right to reimpose a fee and recover other payments to the extent that, at the end of any fiscal year, the Fund's actual expenses at year end fall below this limit.

For the fiscal years ended August 31, 2004, 2005 and 2006, the advisory fees payable to the Fund's Adviser amounted to $2,030,444, $1,931,969 and $1,827,595, respectively.

As compensation for its services under the Sub-Advisory Agreement, the Adviser (not the Fund) pays the Sub-Adviser quarterly a fee based on a stated percentage of the average daily net assets of the Fund as follows:

      Average Daily Net Assets    Annual Rate
      ------------------------    -----------
      First $500,000,000          0.200%
      Next  $500,000,000          0.150%
      Amount over $1 billion      0.150%

Securities held by the Fund may also be held by other funds or investment advisory clients for which the Adviser, the Sub-Adviser or their respective affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Adviser or Sub-Adviser for the Fund or for other funds or clients for which the Adviser or Sub-Adviser renders investment advice, arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser, the Sub-Adviser or their respective affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to the Advisory Agreement and Sub-Advisory Agreement, the Adviser and Sub-Adviser are not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which their respective Agreements relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or Sub-Adviser in the performance of their duties or from their reckless disregard of the obligations and duties under the applicable Agreements.

Under the Advisory Agreement, the Fund may use the name "John Hancock" or any name derived from or similar to it only for so long as the Advisory Agreement or any extension, renewal or amendment thereof remains in effect. If the Advisory Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Adviser. In addition, the Adviser or the John Hancock Life Insurance Company (the "Life Company") may grant the non-exclusive right to use the name "John Hancock" or any similar name to any other corporation or entity, including but not limited to any investment company of which the Life Company or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.


The continuation of the Advisory Agreement and the Distribution Agreement (discussed below) and the initial approval of the Sub-Advisory Agreement were approved by all Trustees. The Advisory Agreement, Sub-Advisory Agreement and the Distribution Agreement, will continue in effect from year to year, provided that their continuance is approved annually both (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Trustees, and (ii) by a majority of the Trustees who are not parties to the Agreement or "interested persons" of any such parties. Both Agreements may be terminated on 60 days written notice by any party or by vote of a majority to the outstanding voting securities of the Fund and will terminate automatically if assigned. The Sub-Advisory Agreement terminates automatically upon the termination of the Advisory Agreement.


Accounting and Legal Services Agreement. The Trust, on behalf of the Fund, is a party to an Accounting and Legal Services Agreement with the Adviser and its affiliates. Pursuant to this Agreement, the Adviser provides the Fund with certain tax, accounting and legal services. For the fiscal years ended August 31, 2004, 2005 and 2006, the Fund paid Adviser $103,350, $83,356 and $67,102, respectively, for services under this Agreement.

Proxy Voting. The Fund's Trustees have delegated to the Adviser the authority to vote proxies on behalf of the Fund who in turn has made contractual arrangements for the Fund's Sub-Adviser to vote proxies relating to securities held by the Fund. A summary of the Sub-Adviser's proxy voting guidelines is attached to this statement of additional information as Appendix D. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ending June 30, 2006 is available by calling 1-800-225-5291 or on the Fund's website: www.jhfunds.com/proxy or on the SEC's website at www.sec.gov.


Personnel of the Adviser and its affiliates may trade securities for their personal accounts. The Fund also may hold, or may be buying or selling, the same securities. To prevent the Fund from being disadvantaged, the Adviser, Sub-Adviser, principal underwriter and the Fund have adopted a code of ethics which restricts the trading activity of those personnel.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS


Other Accounts the Portfolio Managers are Managing. The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of August 31, 2006. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.



-----------------------------------------------------------------------------------------------------
PORTFOLIO MANAGER NAME                 OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
-----------------------------------------------------------------------------------------------------
Dianne M. Sales, CFA      Other Registered Investment Companies:  Four (4) funds with total assets of approximately $750.5 million.

                          Other Pooled Investment Vehicles:  None

                          Other Accounts:  None.
-----------------------------------------------------------------------------------------------------
Frank A. Lucibella, CFA   Other Registered Investment Companies:  Four (4) funds with total assets of approximately $750.5 million.

                          Other Pooled Investment Vehicles:  None

                          Other Accounts:  None.
-----------------------------------------------------------------------------------------------------


Neither the Adviser nor the Sub-Adviser receives a fee based upon the investment performance of any of the accounts included under "Other Accounts Managed by the Portfolio Managers" in the table above.

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the Fund as well as one or more other accounts. The Adviser and the Sub-Adviser have adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. The Adviser and Sub-Adviser have structured their compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See "Compensation of Portfolio Managers" below.

o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The Sub-Adviser has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Sub-Adviser generally require that such trades be "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Sub-Adviser will place the order in a manner intended to result in as favorable a price as possible for such client.

o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Adviser receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager's compensation. See "Compensation of Portfolio Managers" below. Neither the Adviser nor the Sub-Adviser receives a performance-based fee with respect to one of the other accounts managed by a portfolio manager.

o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Sub-Adviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. In making portfolio manager assignments, the Sub-Adviser seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers. The Sub-Adviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals. At the Sub-Adviser, the structure of compensation of investment professionals is currently comprised of the following basic components: base salary, and an annual investment bonus plan, as well as customary benefits that are offered generally to all full-time employees of the Sub-Adviser. A limited number of senior portfolio managers, who serve as officers of both the Sub-Adviser and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial. The following describes each component of the compensation package for the individuals identified as a portfolio manager for the fund.

o Base salary. Base compensation is fixed and normally reevaluated on an annual basis. The Sub-Adviser seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.

o Investment Bonus Plan. Only investment professionals are eligible to participate in the Investment Bonus Plan. Under the plan, investment professionals are eligible for an annual bonus. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of the Adviser and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be well in excess of base salary. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

      o Investment Performance: The investment performance of all accounts managed by the investment professional over one and three- year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark (for example a Morningstar large cap growth peer group if the fund invests primarily in large cap stocks with a growth strategy). With respect to fixed income accounts, relative yields are also used to measure performance.

      o The Profitability of the Sub-Adviser: The profitability of the Sub-Adviser and its parent company are also considered in determining bonus awards, with greater emphasis placed upon the profitability of the Adviser.

      o Non-Investment Performance: The more intangible contributions of an investment professional to the Sub-Adviser's business, including the investment professional's support of sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are evaluating in determining the amount of any bonus award.

o Options and Stock Grants. A limited number of senior investment professionals may receive options to purchase shares of Manulife Financial stock. Generally, such option would permit the investment professional to purchase a set amount of stock at the market price on the date of grant. The option can be exercised for a set period (normally a number of years or until termination of employment) and the investment professional would exercise the option if the market value of Manulife Financial stock increases. Some investment professionals may receive restricted stock grants, where the investment professional is entitle to receive the stock at no or nominal cost, provided that the stock is forgone if the investment professional's employment is terminated prior to a vesting date.

The Sub-Adviser also permits investment professionals to participate on a voluntary basis in a deferred compensation plan, under which the investment professional may elect on an annual basis to defer receipt of a portion of their compensation until retirement. Participation in the plan is voluntary.



While the profitability of the Sub-Adviser and the investment performance of the accounts that the investment professionals maintain are factors in determining an investment professional's overall compensation, the investment professional's compensation is not linked directly to the net asset value of any fund.

Share Ownership by Portfolio Managers. The following table indicates as of August 31, 2005 the value, within the indicated range, of shares beneficially owned by the portfolio managers in the Fund. For purposes of this table, the following letters represent the range indicated below:

      A - $0
      B - $1 - $10,000
      C - $10,001 - $50,000
      D - $50,001 - $100,000
      E - $100,001 - $500,000
      F - $500,001 - $1,000,000
      G - More than $1 million

---------------------------------------------------------
Portfolio Manager        Range of Beneficial Ownership
---------------------------------------------------------
Dianne M. Sales, CFA                 A
---------------------------------------------------------
Frank A. Lucibella                   A
---------------------------------------------------------

DISTRIBUTION CONTRACTS

The Fund has a Distribution Agreement with John Hancock Funds. Under the agreement John Hancock Funds is obligated to use its best efforts to sell shares of each class of the Fund. Shares of the Fund are also sold by selected broker-dealers, banks and registered investment advisors ("Selling Firms") that have entered into selling agreements with John Hancock Funds. These Selling Firms are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. John Hancock Funds accepts orders for the purchase of the shares of the Fund that are continually offered at net asset value next determined, plus any applicable sales charge, if any. In connection with the sale of Fund shares, John Hancock Funds and Selling Firms receive compensation from a sales charge imposed, in the case of Class A shares, at the time of sale. (Prior to July 15, 2004, Class C shares were also subject to a sales load imposed at the time of purchase.) In the case of Class B or Class C shares, the Selling Firm receives compensation immediately but John Hancock Funds is compensated on a deferred basis.


Total underwriting commissions (sales charges) for sales of the Fund's Class A shares for the fiscal years ended August 31, 2004, 2005 and 2006 were $236,983, $250,259 and $236,269, respectively, and $31,740, $33,013 and $31,219 were retained by John Hancock Funds in 2004, 2005 and 2006, respectively. Total underwriting commissions (sales charges) for sales of the Fund's Class C shares for the fiscal years ended August 31, 2004, 2005 and 2006 were $2,944, $0 and $0, respectively. No Class C commissions were retained by John Hancock Funds; the underwriting commissions were paid/reallowed to Selling Firms.

The Fund's Trustees adopted Distribution Plans with respect to each class of shares (the "Plans"), pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Investment Company Act"). Under the Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.15% for Class A shares and 1.00% for Class B and Class C shares, of the Fund's average daily net assets attributable to shares of that class. However, the service fee will not exceed 0.25% of the Fund's average daily net assets attributable to each class of shares. John Hancock Funds has agreed to limit the payment of expenses under the Fund's Class B Plan to 0.90% of the average daily net assets of its Class B shares. Effective January 1, 2002, the limitation was removed. The distribution fee are used to reimburse John Hancock Funds for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Firms and others (including affiliates of John Hancock Funds) engaged in the sale of Fund shares; (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares; and (iii) with respect to Class B and Class C shares only, interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate Selling Firms and others for providing personal and account maintenance services to shareholders. In the event the John Hancock Funds is not fully reimbursed for payments or expenses under the Class A Plan, these expenses will not be carried beyond twelve months from the date they were incurred. Unreimbursed expenses under the Class B and Class C Plans will be carried forward together with interest on the balance of these unreimbursed expenses. The Fund does not treat unreimbursed expenses under the Class B and Class C Plans as a liability of the Fund because the Trustees may terminate Class B and/or Class C Plans expenses at any time with no additional liability for these expenses to the shareholders and the Fund. For the fiscal year ended August 31, 2006, an aggregate of $5,598,844 of distribution expenses or 19.9% of the average net assets of the Fund's Class B shares was not reimbursed or recovered by John Hancock Funds through the receipt of deferred sales charges or Rule 12b-1 fees in prior periods. For the fiscal year ended August 31, 2006, an aggregate of $67,502 distribution expenses or 0.93% of the average net assets of the Class C shares of the Fund was not reimbursed or recovered by John Hancock Funds through receipt of deferred sales charges or 12b-1 fees in prior periods.


The Plans and all amendments were approved by the Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on such Plans.

Pursuant to the Plans, at least quarterly, John Hancock Funds provides the Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The Plans provide that they will continue in effect only so long as their continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. The Plans provide that they may be terminated without penalty, (a) by the vote of a majority of the Independent Trustees, (b) by the vote of a majority of the Fund's outstanding shares of the applicable class upon 60 days' written notice to John Hancock Funds, and (c) automatically in the event of assignment. The Plans further provide that they may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the Fund which has voting rights with respect to that Plan. Each Plan provides, that no material amendment to the Plans will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the Fund. The holders of Class A, Class B and Class C shares have exclusive voting rights with respect to the Plan applicable to their respective class of shares. In adopting the Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

Amounts paid to John Hancock Funds by any class of shares of the Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of Trustees. From time to time, the Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each Fund in proportion to the relative net asset value of the participating Fund.


During the fiscal year ended August 31, 2006, the Fund paid John Hancock Funds the following amounts of expenses in connection with their services.

                                  Expense Items


                                                                                 Interest,
                               Printing and                                      Carrying or
                                Mailing of                         Expenses of     Other
                               Prospectus to                           John        Finance
                                   New            Compensation       Hancock      Charges
                Advertising    Shareholders     to Selling Firms      Funds
                -----------   ---------------   ----------------   ----------   ------------
      Class A     $25,088          $ 306            $ 301,947       $ 118,221       -0-
      Class B     $15,880          $ 194            $ 191,118       $  74,829       -0-
      Class C     $ 3,967          $  48            $  47,751       $  18,696       -0-


SALES COMPENSATION

As part of their business strategies, the Fund, along with the Distributor, pays compensation to Selling Firms that sell the Fund's shares. These firms typically pass along a portion of this compensation to your broker or financial representative.


The two primary sources of Selling Firm compensation payments are (1) the 12b-1 fees that are paid out of the Fund's assets and (2) sales charges paid by investors. The sales charges and 12b-1 fees are detailed in the prospectus and under the "Distribution Contracts" and "Deferred Sales Charge on Class B and Class C Shares" in this Statement of Additional Information. The portions of these expenses that are paid to Selling Firms are shown in the First Year Brokerage or Other Selling Firm Compensation Chart.

Initial compensation Whenever you make an investment in Class A, Class B or Class C shares of the Fund, the Selling Firm receives a reallowance/payment/commission as described in the First Year Brokerage or Other Selling Firm Compensation Chart. The Selling Firm also receives the first year's 12b-1 service fee at this time.


Annual compensation For Class A, Class B and Class C shares of the Fund, beginning in the second year after an investment is made, the Selling Firm receives an annual 12b-1 service fee of 0.25% of its average daily net (aged) assets. In addition, beginning in the second year after an investment is made in Class C shares, the Distributor will pay the Selling Firm a distribution fee in an amount not to exceed 0.75% of the average daily net (aged) assets. These service and distribution fees are paid quarterly in arrears.

Selling Firms receive service and distribution fees if, for the preceding quarter, (1) their clients/shareholders have invested combined average daily net assets of no less than $1,000,000 in eligible (aged) assets; or (2) an individual registered representative of the Selling Firm has no less than $250,000 in eligible (aged) assets. The reason for these criteria is to save the Fund the expense of paying out de minimus amounts. As a result, if a Selling Firm does not meet one of the criteria noted above, the money for that firm's fees remains in the Fund.




Additional Payments to Financial Intermediaries. Shares of the funds are primarily sold through financial intermediaries (firms), such as broker/dealers, banks, registered investment advisers, independent financial planners, and retirement plan administrators. The funds' principal distributor John Hancock Funds, LLC ("John Hancock Funds") may make, either from 12b-1 distribution fees or out of its own resources, additional payments to firms. These payments are sometimes referred to as "revenue sharing." Many firms that sell shares of the funds receive one or more types of these cash payments. The categories of payments that John Hancock Funds provides to firms are described below. These categories are not mutually exclusive and John Hancock Funds may make additional types of revenue sharing payments in the future. The same firms may receive payments under more than one or all categories. These payments assist in John Hancock Funds' efforts to promote the sale of the funds' shares. John Hancock Funds agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. John Hancock Funds determines which firms to support and the extent of the payments it is willing to make. John Hancock Funds generally chooses to compensate firms that have a strong capability to distribute shares of the funds and that are willing to cooperate with the distributor's promotional efforts. John Hancock Funds does not make an independent assessment of the cost of providing such services.

As of June 30, 2006, the following member firms of the NASD have arrangements in effect with John Hancock Funds pursuant to which the firm is entitled to a revenue sharing payment:

      ---------------------------------------------------------------------------------------------
      1st Global Capital Corp.                   A. G. Edwards & Sons, Inc.
      ---------------------------------------------------------------------------------------------
      AIG Financial Advisors, Inc.               Ameriprise Financial Services, Inc.
      ---------------------------------------------------------------------------------------------
      AXA Advisors, LLC                          Berthel, Fisher & Company Financial Services, Inc.
      ---------------------------------------------------------------------------------------------
      BNY Investment Center Inc.                 Citigroup Global Markets Inc.
      ---------------------------------------------------------------------------------------------
      Commonwealth Financial Network             Crown Capital Securities, L.P.
      ---------------------------------------------------------------------------------------------
      CUSO Financial Services, L.P.              Ferris, Baker, Watts Incorporated
      ---------------------------------------------------------------------------------------------
      First Tennessee Brokerage, Inc.            H.D. Vest Investment Services
      ---------------------------------------------------------------------------------------------

      ---------------------------------------------------------------------------------------------
      ING Financial Partners, Inc.               Investacorp, Inc.
      ---------------------------------------------------------------------------------------------
      Janney Montgomery Scott LLC                J.J.B. Hilliard, W. L. Lyons, Inc.
      ---------------------------------------------------------------------------------------------
      Lincoln Financial Advisors Corporation     Linsco/Private Ledger Corp.
      ---------------------------------------------------------------------------------------------
      Merrill, Lynch, Pierce, Fenner, & Smith    Morgan Keegan & Company, Inc.
      Incorporated
      ---------------------------------------------------------------------------------------------
      Morgan Stanley & Co., Incorporated         National Planning Corporation
      ---------------------------------------------------------------------------------------------
      Oppenheimer & Co., Inc.                    Piper Jaffray & Co.
      ---------------------------------------------------------------------------------------------
      Raymond James & Associates, Inc.           RBC Dain Rauscher Inc.
      ---------------------------------------------------------------------------------------------
      Securities America, Inc.                   Signator Investors, Inc.
      ---------------------------------------------------------------------------------------------
      Stifel, Nicolaus & Company, Incorporated   Transamerica Financial Advisors, Inc.
      ---------------------------------------------------------------------------------------------
      UBS Financial Services, Inc.               UVEST Financial Services, Inc.
      ---------------------------------------------------------------------------------------------
      Wachovia Securities, LLC                   Wells Fargo Investments, LLC
      ---------------------------------------------------------------------------------------------

John Hancock Funds also has arrangements with intermediaries that are not members of the NASD.

Sales and Asset Based Payments. John Hancock Funds makes revenue sharing payments as incentives to certain firms to promote and sell shares of the funds. John Hancock Funds hopes to benefit from revenue sharing by increasing the funds' net assets, which, as well as benefiting the funds, would result in additional management and other fees for John Hancock Advisers and its affiliates. In consideration for revenue sharing, a firm may feature certain funds in its sales system or give John Hancock Funds additional access to members of its sales force or management. In addition, a firm may agree to participate in the marketing efforts of John Hancock Funds by allowing it to participate in conferences, seminars or other programs attended by the intermediary's sales force. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have invested in the funds, the intermediary may earn a profit on these payments. Revenue sharing payments may provide a firm with an incentive to favor the funds.

The revenue sharing payments John Hancock Funds makes may be calculated on sales of shares of funds ("Sales-Based Payments"). Such payments also may be calculated on the average daily net assets of the applicable funds attributable to that particular financial intermediary ("Asset-Based Payments"). Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. John Hancock Funds may pay a firm either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments. John Hancock Funds also may make payments to certain firms that sell shares of the funds for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the funds do not pay for these costs directly. John Hancock Funds also may make payments to certain firms that sell shares of the funds in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that John Hancock Funds may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm's mutual fund trading system.

Other Cash Payments. From time to time, John Hancock Funds may provide, either from 12b-1 distribution fees or out of its own resources, additional compensation to firms that sell or arrange for the sale of shares of the funds. Such compensation provided by John Hancock Funds may include financial assistance to firms that enable John Hancock Funds to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other firm-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the NASD. John Hancock Funds makes payments for entertainment events they deem appropriate, subject to John Hancock Funds' guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.

John Hancock Funds, and its affiliates may have other relationships with firms relating to the provisions of services to the funds, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for funds. If a firm provides these services, the investment adviser or the funds may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with the investment adviser or its affiliates that are not related to the funds.

              First Year Broker or Other Selling Firm Compensation

                                Investor pays                                   Selling Firm
                                sales charge            Selling Firm receives   receives 12b-1   Total Selling Firm
Class A investments             (% of offering price)   commission (1)          service fee (2)  compensation (3)(4)
-----------------------------   ---------------------   ---------------------   ---------------  -------------------
Up to $99,999                           4.50%                   3.76%                0.25%               4.00%
$100,000 - $249,999                     3.75%                   3.01%                0.25%               3.25%
$250,000 - $499,999                     3.00%                   2.26%                0.25%               2.50%
$500,000 - $999,999                     2.00%                   1.51%                0.25%               1.75%

Investments of Class A shares
of $1 million or more (5)

First $1M - $4,999,999                    --                    0.75%                0.25%               1.00%
Next $1 - $5M above that                  --                    0.25%                0.25%               0.50%
Next $1 and more above that               --                    0.00%                0.25%               0.25%

Class B investments

All amounts                               --                    3.75%                0.25%               4.00%

Class C investments

All amounts                               --                    0.75%                0.25%               1.00%

(1) For Class A investments under $1 million, a portion of the Selling Firm's commission is paid out of the sales charge.

(2) For Class A, B and C shares, the Selling Firm receives 12b-1 fees in the first year as a % of the amount invested and after the first year as a % of average daily net eligible assets. For Selling Firms with a fee-based/WRAP program agreement with John Hancock Funds, LLC the Selling Firm receives 12b-1 fees in the first year as a % of average daily net eligible assets. Certain retirement platforms also receive 12b-1 fees in the first year as a % of average daily net eligible assets. Quarterly payments are made in arrears.

(3) Selling Firm commission and 12b-1 service fee percentages are calculated from different amounts, and therefore may not equal the total Selling Firm compensation percentages if combined using simple addition.

(4)   Underwriter retains the balance.

(5) See "Initial Sales Charge on Class A Shares" for discussion on how to qualify for a reduced sales charge. John Hancock Funds, LLC may take recent redemptions into account in determining if an investment qualifies as a new investment.

CDSC revenues collected by John Hancock Funds, LLC may be used to pay Selling Firm commissions when there is no initial sales charge.

NET ASSET VALUE

The NAV for each class of the Fund is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern
Time) by dividing a class's net assets by the number of its shares outstanding. Trading of fixed income securities may take place on Saturdays and U.S. business holidays on which the Fund's NAV is not calculated. Consequently, the Fund's portfolio securities may trade and the NAV of the Fund's redeemable securities may be significantly affected on days when a shareholder has no access to the Fund.

For purposes of calculating the net asset value ("NAV") of the Fund's shares, the following procedures are utilized wherever applicable.

Debt investment securities are valued on the basis of valuations furnished by a principal market maker or a pricing service, both of which generally utilize electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities without exclusive reliance upon quoted prices. In addition, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities and tax-exempt securities) are determined based on market quotations collected prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between the time of the determination of value and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees.

Short-term debt investments which have a remaining maturity of 60 days or less may be valued at amortized cost which approximates market value. If market quotations are not readily available or if in the opinion of the Sub-Adviser any quotation or price is not representative of true market value, the fair value of the security may be determined in good faith in accordance with procedures approved by the Trustees.

If any securities held by the Fund are restricted as to resale, the fair value of such securities is generally determined as the amount which the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

INITIAL SALES CHARGE ON CLASS A SHARES

Shares of the Fund are offered at a price equal to their net asset value plus a sales charge which, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge") or on a contingent deferred basis (the "contingent deferred sales charge" or "CDSC"). The Trustees reserve the right to change or waive the Fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in the Fund's best interest.

The sales charges applicable to purchases of Class A shares of the Fund are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of the Fund, the investor is entitled to accumulate current purchases with the current offering price of the Class A, Class B, Class C, Class I, or Class R shares of the John Hancock mutual funds owned by the investor (see "Combination and Accumulation Privileges" below).

In order to receive the reduced sales charge, the investor must notify his/her financial adviser and/or the financial adviser must notify John Hancock Signature Services, Inc. ("Signature Services") at the time of purchase of the Class A shares, about any other John Hancock mutual funds owned by the investor, the investor's spouse and their children under the age of 21 living in the same household (see "Combination and Accumulation Privileges" below). This includes investments held in a retirement account, an employee benefit plan or at a broker or financial adviser other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. John Hancock Signature Services, Inc. will automatically link certain accounts registered in the same client name, with the same taxpayer identification number, for the purpose of qualifying you for lower initial sales charge rates. You must notify John Hancock Signature Services Inc. and your broker-dealer (financial adviser) at the time of purchase of any eligible accounts held by your spouse or children under 21, living in the same household in order to insure these assets are linked to your accounts.

Without Sales Charge. Class A shares may be offered without a front-end sales charge or contingent deferred sales charges ("CDSC") to various individuals and institutions as follows:

o A Trustee or officer of the Trust; a Director or officer of the Adviser and its affiliates, sub-adviser or Selling Firms; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, child, grandparent, grandchild, parent, sibling, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew and same sex domestic partner; "Immediate Family") of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above.

o A broker, dealer, financial planner, consultant or registered investment advisor that has entered into a signed agreement with John Hancock Funds providing specifically for the use of fund shares in fee-based investment products or services made available to their clients.

o Individuals transferring assets held in a SIMPLE IRA, SEP, or SARSEP invested in John Hancock Funds directly to an IRA.

o Individuals converting assets held in an IRA, SIMPLE IRA, SEP, or SARSEP invested in John Hancock Funds directly to a ROTH IRA.


o Individuals recharacterizing assets from an IRA, ROTH IRA, SEP, SARSEP or SIMPLE IRA invested in John Hancock Funds back to the original account type from which it was converted.

NOTE: Rollover investments to Class A shares from assets withdrawn from SIMPLE 401(k), TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and any other qualified plans as described in the Internal Revenue Codes 401(a), 403(b), 457 and not specified above as waiver eligible, will be subject to applicable sales charges.

o A member of a class action lawsuit against insurance companies who is investing settlement proceeds.


o Certain retirement plans participating in Merrill Lynch or The Princeton Retirement Group, Inc.servicing programs offered in Class A shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Advisor or Princeton Retirement Group representative for further information.


o     Retirement plans investing through the PruSolutionssm program.

o Participants in certain 529 Plans that have a signed agreement with John Hancock Funds. No CDSC will be due for redemptions on plan purchases made at NAV with no finder's fee. However, if a plan had a finder's fee or commission, and the entire plan redeemed within 12 months of the first investment in the plan, a CDSC would be due.

o Participant directed retirement plans with at least 100 eligible employees at the inception of the Fund account. Each of these employees may purchase Class A shares with no initial sales charge, if the plan sponsor notifies Signature Services of the number of employees at the time the account is established. However, if the shares are redeemed within 12 months of the inception of the plan, a CDSC will be imposed at the following rate:

      Amount Invested              CDSC Rate
      ----------------------       ----------
      First $1 to $4,999,999       1.00%
      Next $1 to $5M above that    0.50%
      Next $1 or more above that   0.25%


As of July 15, 2004, no initial sales charge is imposed on Class C shares.


Class A shares may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

In Kind Re-registrations. A shareholder who withdraws funds via a tax reportable transaction, from one John Hancock fund account, that has previously paid a sales charge, and reregisters those assets directly to another John Hancock Fund account, without the assets ever leaving John Hancock Funds, may do so without paying a sales charge. The beneficial owner must remain the same, i.e., in kind.

Note: Rollover investments to Class A shares from assets withdrawn from SIMPLE 401(k), TSA, 457, 403(b), 401(k), Money Purchase Pension

Plan, Profit-Sharing Plan and any other qualified plans as described in the Internal Revenue Codes 401(a), 403(b), 457 are not eligible for this provision, and will be subject to applicable sales charges.

Reducing Your Class A Sales Charges

Combination and Accumulation Privileges. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21 living in the same household, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account and (c) groups which qualify for the Group Investment Program (see below). Qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege. Class A investors may also reduce their Class A sales charge by taking into account not only the amount being invested but also the current offering price of all the Class A, Class B, Class C, Class I and Class R shares of all John Hancock funds already held by such person. However, Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. To receive a reduced sales charge, the investor must tell his/her financial adviser or Signature Services at the time of the purchase about any other John Hancock mutual funds held by that investor his or her spouse and their children under the age of 21 living in the same household. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Firm's representative.

Group Investment Program. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group which (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the fund in its mailings to members at a reduced or no cost to John Hancock Funds.

Letter of Intention. Reduced Class A sales charges under the Combination and Accumulation Privilege are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. The Fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using the Fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These retirement plans include traditional, Roth IRAs and Coverdell ESAs, SEP, SARSEP, 401(k), 403(b) (including TSAs), SIMPLE IRA, SIMPLE 401(k), Money Purchase Pension, Profit Sharing and Section 457 plans. An individual's non-qualified and qualified retirement plan investments can be combined to satisfy an LOI (either 13 or 48 months). Since some retirement plans are held in an omnibus account, an investor wishing to count retirement plan holdings towards a Class A purchase must notify Signature Services and his/her financial adviser of these holdings. Such an investment (including accumulations, combinations and reinvested dividends) must aggregate $100,000 or more during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. Purchases made within 90 days prior to the signing of an LOI will be counted towards fulfillment of the LOI, however, the original sales charge will not be recalculated for these previous purchases. The sales charge applicable to all amounts invested after an LOI is signed is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the sales charge applicable will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by the Fund to sell, any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES

Investments in Class B and Class C shares are purchased at net asset value per share without the imposition of an initial sales charge so that the Fund will receive the full amount of the purchase payment.


Contingent Deferred Sales Charge. Class B and Class C shares which are redeemed within six years or one year of purchase, respectively, will be subject to a contingent deferred sales charge ("CDSC") at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices including all shares derived from reinvestment of dividends or capital gains distributions.


Class B shares are not available to retirement plans that had more than 100 eligible employees at the inception of the Fund account. You must notify Signature Services of the number of eligible employees at the time your account is established.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B. For this purpose, the amount of any increase in a share's value above its initial purchase price is not subject to a CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount, please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment's net asset value per share has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

      o Proceeds of 50 shares redeemed at $12 per shares (50 x 12)                $ 600.00
      o *Minus Appreciation ($12 - $10) x 100 shares                               (200.00)
      o Minus proceeds of 10 shares not subject to CDSC (dividend reinvestment)    (120.00)
                                                                                  ---------
      o Amount subject to CDSC                                                    $ 280.00

* The appreciation is based on all 100 shares in the account not just the shares being redeemed.

Proceeds from the CDSC are paid to John Hancock Funds and are used in whole or in part by John Hancock Funds to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Firms for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

* Redemptions made pursuant to the Fund's right to liquidate your account if you own shares worth less than $1,000.

* Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

* Redemptions due to death or disability. (Does not apply to Trust accounts unless Trust is being dissolved.)

* Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

* Redemptions of Class B and Class C shares made under a periodic withdrawal plan, or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note, this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC.)

* Certain retirement plans participating in Merrill Lynch or The Princeton Retirement Group, Inc. servicing programs offered in Class A, Class B and Class C shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Advisor or Princeton Retirement Group representative for further information.


* Redemption of Class A shares by retirement plans that invested through the PruSolutionssm program.

* Redemption of Class A shares made after one year from the inception date of a retirement plan at John Hancock.

For Retirement Accounts (such as traditional, Roth IRAs and Coverdell ESAs, SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan and Profit-Sharing Plan and other plans as described in the Internal Revenue Code) unless otherwise noted.

* Redemptions made to effect mandatory or life expectancy distributions under the Internal Revenue Code. (Waiver based on required minimum distribution calculations for John Hancock Mutual Fund IRA assets only.)

*     Returns of excess contributions made to these plans.

* Redemptions made to effect certain distributions, as outlined in the chart on the following page, to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit-Sharing/401(k) Plans), 403(b), 457 and 408 (SEPs and SIMPLE IRAs) of the Internal Revenue Code.

Please see matrix for some examples.

                              401 (a) Plan (401
                              (k), MPP, PSP) 457 &
                              408 (SEPs & Simple
Type of Distribution          IRAs)                  403 (b)             457                 IRA, IRA Rollover   Non-retirement
----------------------------------------------------------------------------------------------------------------------------------
Death or Disability           Waived                 Waived              Waived              Waived              Waived
----------------------------------------------------------------------------------------------------------------------------------
Over 70 1/2                   Waived                 Waived              Waived              Waived for          12% of account
                                                                                             required minimum    value annually in
                                                                                             distributions* or   periodic payments
                                                                                             12% of account
                                                                                             value annually in
                                                                                             periodic payments.
----------------------------------------------------------------------------------------------------------------------------------
Between 59 1/2 and 70 1/2     Waived                 Waived              Waived              Waived for Life     12% of account
                                                                                             Expectancy or 12%   value annually in
                                                                                             of account value    periodic payments
                                                                                             annually in
                                                                                             periodic payments.
----------------------------------------------------------------------------------------------------------------------------------
Under 59 1/2                  Waived for annuity     Waived for annuity  Waived for annuity  Waived for annuity  12% of account
(Class B and Class C only)    payments (72t) or 12%  payments (72t) or   payments (72t) or   payments (72t) or   value annually in
                              of account value       12% of account      12% of account      12% of account      periodic payments
                              annually in periodic   value annually in   value annually in   value annually in
                              payments               periodic payments.  periodic payments.  periodic payments.
----------------------------------------------------------------------------------------------------------------------------------
Loans                         Waived                 Waived              N/A                 N/A                 N/A
----------------------------------------------------------------------------------------------------------------------------------
Termination of Plan           Not Waived             Not Waived          Not Waived          Not Waived          N/A
----------------------------------------------------------------------------------------------------------------------------------
Hardships                     Waived                 Waived              Waived              N/A                 N/A
----------------------------------------------------------------------------------------------------------------------------------
Qualified Domestic Relations
Orders                        Waived                 Waived              Waived              N/A                 N/A
----------------------------------------------------------------------------------------------------------------------------------
Termination of Employment
Before Normal Retirement Age  Waived                 Waived              Waived              N/A                 N/A
----------------------------------------------------------------------------------------------------------------------------------
Return of Excess              Waived                 Waived              Waived              Waived              N/A
----------------------------------------------------------------------------------------------------------------------------------

* Required minimum distributions based on John Hancock Mutual Fund IRA assets only.

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

SPECIAL REDEMPTIONS

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When the shareholder sells portfolio securities received in this fashion, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Fund has, however, elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund must redeem its shares for cash except to the extent that the redemption payments to any shareholder during any 90-day period would exceed the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of such period.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Fund permits exchanges of shares of any class for shares of the same class in any other John Hancock fund offering that class. The registration for both accounts involved must be identical. Identical registration is determined by having the same beneficial owner on both accounts involved in the exchange.

Exchanges between funds are based on their respective net asset values. No sales charge is imposed, except on exchanges of Class A shares from Money Market Fund or U.S. Government Cash Reserve Fund to another John Hancock fund, if a sales charge has not previously been paid on those shares. However, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed. For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a retirement plan exchanges the plan's Class A account in its entirety from the Fund to a non-John Hancock investment, the one-year CDSC applies.

The Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for Federal Income Tax purposes. An exchange may result in a taxable gain or loss. See "TAX STATUS".

Systematic Withdrawal Plan. The Fund permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of Fund shares, which may result in realization of gain or loss for purposes of Federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund could be disadvantageous to a shareholder because of the initial sales charge payable on the purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time as a Systematic Withdrawal Plan is in effect. The Fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.


Monthly Automatic Accumulation Program ("MAAP"). This program is explained in the Class A, Class B and Class C Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:


The investments will be drawn on or about the day of the month indicated.

The privilege of making investments through the MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the non-payment of any checks.

The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services which is received at least five (5) business days prior to the order date of any investment.

Reinstatement or Reinvestment Privilege. If Signature Services and your financial adviser are notified prior to reinvestment, a shareholder who has redeemed shares of the Fund may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares back into the same share class of the same John Hancock Fund and account from which it was removed, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares may be reinvested at net asset value without paying a sales charge in Class A shares of the Fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at net asset value in additional shares of the same class and fund and account from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

The Fund may refuse any reinvestment request and may change or cancel its reinvestment policies at any time.

A redemption or exchange of shares is a taxable transaction for Federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of shares will be treated for tax purposes as described under the caption "TAX STATUS."


Retirement plans participating in Merrill Lynch's or the Princeton Retirement Group Inc.'s servicing programs:

Class A shares are available at net asset value for Merrill Lynch or The Princeton Retirement Group, Inc. retirement plans, including transferee recording arrangements, Merrill Lynch Contract Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Advisor or Princeton Retirement Group representative for further information.

For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at net asset value).

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES

Shares of the Fund may be purchased or redeemed through certain Selling Firms. Selling Firms may charge the investor additional fees for their services. The Fund will be deemed to have received a purchase or redemption order when an authorized Selling Firm, or if applicable, a Selling Firm's authorized designee, receives the order. Orders may be processed at the NAV next calculated after the Selling Firm receives the order. The Selling Firm must segregate any orders it receives after the close of regular trading on the New York Stock Exchange and transmit those orders to the Fund for execution at NAV next determined. Some Selling Firms that maintain network/omnibus/nominee accounts with the Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying Fund shares. This fee is paid by the Adviser, the Fund and/or John Hancock Funds, LLC (the Fund's principal distributor).

DESCRIPTION OF THE FUND'S SHARES

The Trustees of the Trust are responsible for the management and supervision of the Fund. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund, without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, and classes without further action by shareholders. As of the date of this Statement of Additional Information, the Trustees have authorized the issuance of one series of shares of the Fund. Additional series may be added in the future. The Trustees have also authorized the issuance of three classes of shares of the Fund, designated as Class A, Class B and Class C.

The shares of each class of the Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares. The Fund no longer issues share certificates. Shares are electronically recorded.

Dividends paid by the Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that (i) the distribution and service fees relating to each class of shares will be borne exclusively by that class (ii) Class B and Class C shares will pay higher distribution and service fees than Class A shares and (iii) each class of shares will bear any other class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service imposes with respect to multiple-class structures. Similarly, the net asset value per share may vary depending on which class of shares are purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable by the Fund, except as set forth below.

Unless otherwise required by the Investment Company Act or the Declaration of Trust, the Fund has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Fund's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Fund. Shareholders may, under certain circumstances, communicate with other shareholders in connection with a request for a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of the Trust. However, The Fund's Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations and affairs of the Fund. The Declaration of Trust also provides for indemnification out of the Fund's assets for all losses and expenses of any Fund shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of the Fund shall be liable for the liabilities of any other series. Furthermore, no Fund included in this Fund's prospectus shall be liable for the liabilities of any other John Hancock fund. Liability is therefore limited to circumstances in which the Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

The Fund reserves the right to reject any application which conflicts with the Fund's internal policies or the policies of any regulatory authority. John Hancock Funds does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at net asset value in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any losses that may occur to any account due to an authorized telephone call. Also for your protection telephone redemptions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Shares of the Fund generally may be sold only to U.S. citizens, U.S. residents, and U.S. Domestic corporations, partnerships, trusts and estates.


TAX STATUS

Federal Income Taxation

The Fund is treated as a separate entity for accounting and tax purposes, has qualified and elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to continue to so qualify for each taxable year. As such and by complying with the applicable provisions of the Code regarding the sources of its income, the timing of its distributions, and the diversification of its assets, the Fund will not be subject to Federal income tax on its tax-exempt interest and taxable income (including net realized capital gains, if any) which is distributed to shareholders in accordance with the timing requirements of the Code.

The Fund will be subject to a 4% nondeductible Federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid or minimize liability for such tax by satisfying such distribution requirements.

The Fund expects to qualify to pay "exempt-interest dividends," as defined in the Code. To qualify to pay exempt-interest dividends, the Fund must, at the close of each quarter of its taxable year, have at least 50% of the value of its total assets invested in municipal securities whose interest is excluded from gross income under Section 103(a) of the Code. In purchasing municipal securities, the Fund intends to rely on opinions of nationally recognized bond counsel for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes and, if available, the exemption of such interest from California personal income taxation. The Fund will not undertake independent investigations concerning the tax-exempt status of such obligations, nor does it guarantee or represent that bond counsels' opinions are correct. Bond counsels' opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws enacted principally during the 1980's not only had the effect of limiting the purposes for which tax-exempt bonds could be issued and reducing the supply of such bonds, but also increased the number and complexity of requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of the Fund's distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income. The availability of tax-exempt obligations and the value of the Fund's portfolio may be affected by restrictive federal income tax legislation enacted in recent years or by similar future legislation.

If the Fund satisfies the applicable requirements, dividends paid by the Fund which are attributable to tax exempt interest on municipal securities and designated by the Fund as exempt-interest dividends in a written notice mailed to its shareholders within sixty days after the close of its taxable year may be treated by shareholders as items of interest excludable from their gross income under Section 103(a) of the Code. The recipient of tax-exempt income is required to report such income on his federal income tax return. However, a shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain the exclusion under Section 103(a) if such shareholder would be treated as a "substantial user" or a "related person" thereof under Section 147(a) with respect to any of the tax-exempt obligations held by the Fund. The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of the Fund is not deductible to the extent it is deemed related to the Fund's exempt- interest dividends. Pursuant to published guidelines, the Internal Revenue Service may deem indebtedness to have been incurred for the purpose of purchasing or carrying shares of the Fund even though the borrowed funds may not be directly traceable to the purchase of shares.

Although all or a substantial portion of the dividends paid by the Fund may be excluded by the Fund's shareholders from their gross income for federal income tax purposes, the Fund may purchase specified private activity bonds, the interest from which (including the Fund's distributions attributable to such interest) may be a preference item for purposes of the federal alternative minimum tax (both individual and corporate). All exempt-interest dividends from the Fund, whether or not attributable to private activity bond interest, may increase a corporate shareholder's liability, if any, for corporate alternative minimum tax and will be taken into account in determining the extent to which a shareholder's Social Security or certain railroad retirement benefits are taxable.

Distributions other than exempt-interest dividends from the Fund's current or accumulated earnings and profits ("E&P") will be taxable under the Code for investors who are subject to tax. Taxable distributions include distributions from the Fund that are attributable to (i) taxable income, including but not limited to taxable bond interest, recognized market discount income, original issue discount income accrued with respect to taxable bonds, income from repurchase agreements, income from securities lending, income from dollar rolls, income from interest rate swaps, caps, floors and collars, and a portion of the discount from certain stripped tax-exempt obligations or their coupons or (ii) capital gains from the sale or constructive sale of securities or other investments (including from the disposition of rights to when-issued securities prior to issuance) or from options and futures contracts. If these distributions are paid from the Fund's "investment company taxable income," they will be taxable as ordinary income; and if they are paid from the Fund's "net capital gain," they will be taxable as long-term capital gain. (Net capital gain is the excess (if any) of net long-term capital gain over net short-term capital loss, and investment company taxable income is all taxable income and capital gains or losses, other than those gains and losses included in computing net capital gain, after reduction by deductible expenses.) Some distributions may be paid in January but may be taxable to shareholders as if they had been received on December 31 of the previous year. The tax treatment described above will apply without regard to whether distributions are received in cash or reinvested in additional shares of the Fund.

Distributions, if any, in excess of E&P will constitute a return of capital under the Code, which will first reduce an investor's federal tax basis in Fund shares and then, to the extent such basis is exceeded, will generally give rise to capital gains. Amounts that are not allowable as a deduction in computing taxable income, including expenses associated with earning tax-exempt interest income, do not reduce the Fund's current earnings and profits for these purposes. Consequently, the portion, if any, of the Fund's distributions from gross tax-exempt interest income that exceeds its net tax-exempt interest would be taxable as ordinary income to the extent of such disallowed deductions even though such excess portion may represent an economic return of capital. Shareholders who have chosen automatic reinvestment of their distributions will have a federal tax basis in each share received pursuant to such a reinvestment equal to the amount of cash they would have received had they elected to receive the distribution in cash, divided by the number of shares received in the reinvestment.

After the close of each calendar year, the Fund will inform shareholders of the federal income tax status of its dividends and distributions for such year, including the portion of such dividends that qualifies as tax-exempt and the portion, if any, that should be treated as a tax preference item for purposes of the federal alternative minimum tax. Shareholders who have not held shares of the Fund for its full taxable year may have designated as tax-exempt or as a tax preference item a percentage of distributions which is not equal to the actual amount of a pro rata share of tax-exempt income or tax preference item income earned by the Fund during the period of their investment in the Fund.

The amount of the Fund's net realized capital gains, if any, in any given year will vary depending upon the Adviser's current investment strategy and whether the Adviser believes it to be in the best interest of the Fund to dispose of portfolio securities or enter into options or futures transactions that will generate capital gains. At the time of an investor's purchase of Fund shares, a portion of the purchase price is often attributable to realized or unrealized appreciation in the

Fund's portfolio. Consequently, subsequent distributions on these shares from such appreciation may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Upon a redemption or other disposition of shares of the Fund (including by exercise of the exchange privilege) in a transaction that is treated as a sale for tax purposes, a shareholder will ordinarily realize a taxable gain or loss depending upon the amount of the proceeds and the investor's basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. A sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another John Hancock Fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. This disregarded charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Also, any loss realized on a redemption or exchange may be disallowed to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to automatic dividend reinvestments. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Any loss realized upon the redemption of shares with a tax holding period of six months or less will be disallowed to the extent of all exempt-interest dividends paid with respect to such shares and, to the extent in excess of the amount disallowed, will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Shareholders should consult their own tax advisers regarding their particular circumstances to determine whether a disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in the foregoing discussion.

Although its present intention is to distribute, at least annually, all net capital gain, if any, the Fund reserves the right to retain and reinvest all or any portion of the excess of net long-term capital gain over net short-term capital loss in any year. The Fund will not in any event distribute net capital gain realized in any year to the extent that a capital loss is carried forward from prior years against such gain. To the extent such excess was retained and not exhausted by the carryforward of prior years' capital losses, it would be subject to Federal income tax in the hands of the Fund. Upon proper designation of this amount by the Fund, each shareholder would be treated for Federal income tax purposes as if the Fund had distributed to him on the last day of its taxable year his pro rata share of such excess, and he had paid his pro rata share of the taxes paid by the Fund and reinvested the remainder in the Fund. Accordingly, each shareholder would (a) include his pro rata share of such excess as long-term capital gain in his return for his taxable year in which the last day of the Fund's taxable year falls, (b) be entitled either to a tax credit on his return for, or to a refund of, his pro rata share of the taxes paid by the Fund, and (c) be entitled to increase the adjusted tax basis for his shares in the Fund by the difference between his pro rata share of such excess and his pro rata share of such taxes.


For Federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset its net capital gains, if any, during the eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in Federal income tax liability to the Fund and, as noted above, would not be distributed to shareholders. The Fund has $1,072,410 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. These carryforwards expire on August 31, 2011 and August 31, 2012.

The Fund's dividends and capital gain distributions will not qualify as qualified dividend income as provided under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund's dividends and capital gain distributions will not qualify for the corporate dividends-received deduction.

The Fund may invest in debt obligations that are in the lower rating categories or are unrated. Investments in debt obligations that are at risk of default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. If the Fund invests in these debt obligations, it will address these issues in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and seek to avoid Federal income or excise tax.

The Fund is required to accrue original issue discount ("OID") on certain debt securities (including zero coupon or deferred payment obligations) that have OID prior to the receipt of the corresponding cash payments. The mark to market or constructive sale rules applicable to certain options and futures contracts or other transactions may also require the Fund to recognize income or gain without a concurrent receipt of cash. However, the Fund must distribute to shareholders for each taxable year substantially all of its net income and net capital gains, including such income or gain, to qualify as a regulated investment company and avoid liability for any federal income or excise tax. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or borrow the cash, to satisfy these distribution requirements.

The Federal income tax rules applicable to certain structured or indexed securities, interest rate swaps, caps, floors and collars, dollar rolls and possibly other investments or transactions are unclear in certain respects, and the Fund will account for these investments or transactions in a manner intended to preserve its qualification as a regulated investment company and avoid material tax liability.

The Fund will be required to report to the Internal Revenue Service (the "IRS") all taxable distributions to shareholders, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number and certain certifications required by the IRS or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. However, the Fund's taxable distributions may not be subject to backup withholding if the Fund can reasonably estimate that at least 95% of its distributions for the year will be exempt-interest dividends. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and

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

proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Investors should consult their tax advisers about the applicability of the backup withholding provisions.

Certain options and futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and affect the character as long-term or short-term and timing of some capital gains and losses realized by the Fund. Additionally, the Fund may be required to recognize gain (subject to tax distribution requirements) if an option, future, notional principal contract or a combination thereof is treated as a constructive sale of an appreciated financial position in the Fund's portfolio. Also, certain of the Fund's losses on its transactions involving options or futures contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund's taxable income or gains. Some of these transactions may also cause the Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of the Fund's distributions to shareholders. The Fund will take into account the special tax rules (including consideration of available elections) applicable to options and futures transactions in order to seek to minimize any potential adverse tax consequences.

The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain types of investors, such as insurance companies and financial institutions. Dividends (including exempt-interest dividends), capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares may also be subject to state and local taxes, except as described below under "State Taxation." Shareholders should consult their own tax advisers as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Fund in their particular circumstances.

Non-U.S. investors not engaged in a U.S. trade or business with which their investment in the Fund is effectively connected will be subject to U.S. Federal income tax treatment that is different from that described above. These investors may be subject to nonresident alien withholding tax at the rate of 30% (or a lower rate under an applicable tax treaty) on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8, Form W-8BEN or other authorized withholding certificate is on file and to backup withholding on certain other payments from the Fund. Non-U.S. investors should consult their tax advisers regarding such treatment and the application of foreign taxes to an investment in the Fund.

STATE INCOME TAX INFORMATION

The Fund is not subject to Massachusetts corporate excise or franchise taxes. The Fund anticipates that, provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

California Taxes

The following discussion assumes that the Fund will be qualified as a regulated investment company under subchapter M of the Code and will be qualified thereunder to pay exempt interest dividends.

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

Individual shareholders of the Fund who are subject to California personal income taxation will not be required to include in their California gross income that portion of their federal exempt-interest dividends which the Fund clearly and accurately identifies as directly attributable to interest earned on obligations the interest on which is exempt from California personal income taxation, provided that at least 50% of the value of the Fund's total assets at the close of each quarter of its taxable year consists of such obligations. Distributions to individual shareholders derived from interest on Tax-Exempt Securities issued by governmental authorities in states other than California or on other obligations or investments the interest or other income on which is not exempt from California personal income taxation and short-term capital gains will be taxed as dividends for purposes of California personal income taxation. The Fund's long-term capital gains for Federal income tax purposes that are distributed to the shareholders will be taxed as long-term capital gains to individual shareholders of the Fund for purposes of California personal income taxation. Gain or loss, if any, resulting from a sale or redemption of shares will be recognized in the year of the sale or redemption. Present California law taxes both long-term and short-term capital gains at the rates applicable to ordinary income. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of the Fund will not be deductible for California personal income tax purposes.

Generally, corporate shareholders of the Fund subject to the California franchise tax will be required to include any gain on a sale or redemption of shares and all distributions of exempt interest, capital gains and other taxable income, if any, as income subject to such tax.

The Fund will not be subject to California franchise or corporate income tax on interest income or net capital gain distributed to the shareholders.

Shares of the Fund will be exempt from local property taxes in California.

Shares of the Fund will not be excludable from the taxable estates of deceased California resident shareholders for purposes of the California estate and generation skipping taxes. California estate and generation skipping taxes are creditable against the corresponding Federal taxes.

The foregoing is a general, abbreviated summary of certain of the provisions of California law presently in effect as it directly governs the taxation of the shareholders of the Fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to the Fund's transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning California tax matters.

BROKERAGE ALLOCATION

Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by the Adviser's or Sub-Adviser's investment and/or trading personnel. Orders for purchases and sales of securities are placed in a manner, which, in the opinion of such personnel, will offer the best price and market for the execution of each such transaction. The Fund's trading practices and investments are reviewed periodically by the Sub-Adviser's Senior Investment Policy Committee and its Brokerage Practices Committee which consists of officers of the Adviser and quarterly by the Adviser's Investment Committee which consists of officers of the Adviser and Trustees of the Trust who are interested persons of the Fund.

Purchases from underwriters of portfolio securities may include a commission or commissions paid by the issuer and transactions with dealers serving as market maker reflect a "spread."

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

Investments in debt securities are generally traded on a "net" basis through dealers acting for their own account as principals and not as brokers; no brokerage commissions are payable on these transactions. In the U.S. Government securities market, securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although the price of the security usually includes a profit to the dealer. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or premiums are paid. Investments in equity securities are generally traded on exchanges or on over-the-counter markets at fixed commission rates or on a net basis. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. Commissions on foreign transactions are generally higher than the negotiated commission rates available in the U.S. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the U.S.

The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. The policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with best execution, the Fund's trades may be executed by dealers that also sell shares of John Hancock funds. However, the Adviser and Sub-Adviser do not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. To the extent consistent with the foregoing, the Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services and may include, to a lesser extent, the availability and value of research information and statistical assistance furnished to the Adviser and Sub-Adviser of the Fund. The Adviser and Sub-Adviser have implemented policies and procedures (approved by the Fund's board of Trustees) reasonably designed to ensure that the Fund's selection of the broker-dealer is not influenced by considerations about the sales of Fund shares.

Where research is available for cash payments, the Adviser or Sub-Adviser pays for such research from its own resources, and not with brokerage commissions. In other cases, as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by the Trustees that such price is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. For the fiscal year ended August 31, 2006 the Fund paid $0 as compensation to brokers for research services such as industry, economic and company reviews and evaluations of securities. "Commissions", as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, mark-downs, commission equivalents and other fees received by dealers in riskless principal transactions placed in the over-the-counter market.

The term "brokerage and research services" includes research services received from broker-dealers which supplement the Adviser's or Sub-Adviser's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; and information concerning prices and ratings of securities. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communication of trade information and, the providing of specialized consultations with the Adviser's or Sub-Adviser's personnel with respect to computerized systems and data furnished as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

The outside research assistance is useful to the Adviser or Sub-Adviser since the broker-dealers used by the Adviser or Sub-Adviser tends to follow a broader universe of securities and other matters than the Adviser's or Sub-Adviser's staff can follow. In addition, the research provides the Adviser or Sub-Adviser with a diverse perspective on financial markets. Research services provided to the Adviser or Sub-Adviser's by broker-dealers are available for the benefit of all accounts managed or advised by the Adviser or by its affiliates or by the Sub-Adviser or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser's or Sub-Adviser's clients, including the Fund. However, the Fund is not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

The Advisers and Sub-Adviser believe that the research services are beneficial in supplementing the Adviser's research and analysis and that they improve the quality of the Adviser's or Sub-Adviser's investment advice. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplementary to the research efforts of the Adviser or Sub-Adviser. The advisory fee paid by the Fund is not reduced because the Adviser receives such services. The receipt of research information is not expected to reduce significantly the expenses of the Adviser and Sub-Adviser. However, to the extent that the Adviser or Sub-Adviser would have purchased research services had they not been provided by broker-dealers, or would have developed comparable information through its own staff, the expenses to the Adviser or Sub-Adviser could be considered to have been reduced accordingly. The research information and statistical assistance furnished by brokers and dealers may benefit the Life Company or other advisory clients of the Adviser or Sub-Adviser, and conversely, brokerage commissions and spreads paid by other advisory clients of the Adviser or Sub-Adviser may result in research information and statistical assistance beneficial to the Fund. The Fund will make no commitment to allocate portfolio transactions upon any prescribed basis.

Broker-dealers may be willing to furnish statistical, research and other factual information or service to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers on behalf of the Fund or the Adviser or Sub-Adviser's other clients.

In effecting portfolio transactions on behalf of the Fund and the Adviser and Sub-Adviser's other clients, the Adviser and Sub-Adviser may from time to time instruct the broker-dealer that executes the transaction to allocate, or "step-out", a portion of the transaction to another broker-dealer. The broker-dealer to which the Adviser "stepped-out" would then settle and complete the designated portion of the transaction. Each broker-dealer would receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.


While the Adviser and/or the Sub-Adviser will be primarily responsible for the allocation of the Fund's brokerage business, the policies and practices of the Adviser or Sub-Adviser in this regard must be consistent with the foregoing and at all times be subject to review by the Trustees. For the fiscal years ended August 31, 2004, 2005 and 2006, the Fund paid negotiated brokerage commissions of $0, $0 and $0, respectively.

Pursuant to procedures determined by the Trustees and consistent with the above policy of obtaining best net results, the Fund may execute portfolio transactions with or through brokers affiliated with the Adviser and/or the Sub-Adviser ("Affiliated Brokers"). Affiliated Brokers may act as broker for the Fund on exchange transactions, subject, however, to the general policy of the Fund set forth above and the procedures adopted by the Trustees pursuant to the Investment Company Act. Commissions paid to an Affiliated Broker must be at least as favorable as those which the Trustees believe to be contemporaneously charged by other brokers in connection with comparable transactions involving similar securities being purchased or sold. A transaction would not be placed with an Affiliated Broker if the Fund would have to pay a commission rate less favorable than the Affiliated Broker's contemporaneous charges for comparable transactions for its other most favored, but unaffiliated, customers except for accounts for which the Affiliated Broker acts as clearing broker for another brokerage firm, and any customers of the Affiliated Broker not comparable to the Fund as determined by a majority of the Trustees who are not interested persons (as defined in the Investment Company Act) of the Fund, the Adviser the Sub-Adviser or the Affiliated Broker. Because the Adviser or Sub-Adviser that is affiliated with the Affiliated Broker has, as an investment adviser to the Fund, the obligation to provide investment management services, which includes elements of research and related investment skills such research and related skills will not be used by the Affiliated Broker as a basis for negotiating commissions at a rate higher than that determined in accordance with the above criteria.


The Adviser's indirect parent, the Life Company, is the indirect sole shareholder of Signator Investors, Inc., a broker-dealer ("Signator" or an "Affiliated Broker"). The Adviser's indirect parent, Manulife Financial, is the parent of another broker-dealer, John Hancock Distributors LLC (until December 31, 2004, Manulife Financial Securities, LLC) ("JH Distributors" or "Affiliated Broker"). For the fiscal years ended August 31, 2004, 2005 and 2006, the Fund paid no brokerage commissions to any Affiliated Broker.


Other investment advisory clients advised by the Adviser or Sub-Adviser may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser or Sub-Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser or Sub-Adviser believes to be equitable to each client, including the Fund. Because of this, client accounts in a particular style may sometimes not sell or acquire securities as quickly or at the same prices as they might if each were managed and traded individually.

For purchases of equity securities, when a complete order is not filled, a partial allocation will be made to each participating account pro rata based on the order size. For high demand issues (for example, initial public offerings), shares will be allocated pro rata by account size as well as on the basis of account objective, account size ( a small account's allocation may be increased to provide it with a meaningful position), and the account's other holdings. In addition, an account's allocation may be increased if that account's portfolio manager was responsible for generating the investment idea or the portfolio manager intends to buy more shares in the secondary market. For fixed income accounts, generally securities will be allocated when appropriate among accounts based on account size, except if the accounts have different objectives or if an account is too small to get a meaningful allocation. For new issues, when a complete order is not filled, a partial allocation will be made to each account pro rata based on the order size. However, if a partial allocation is too small to be meaningful, it may be reallocated based on such factors as account objectives, strategies, duration benchmarks and credit and sector exposure. For example, value funds will likely not participate in initial public offerings as frequently as growth funds. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for it. On the other hand, to the extent permitted by law, the Adviser or Sub-Adviser may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain best execution.

TRANSFER AGENT SERVICES


John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, MA 02217-1000, a wholly owned indirect subsidiary of the Life Company, is the transfer and dividend paying agent for the Fund. The Fund pay Signature Services monthly a fee which is based on an annual rate of $16.00 for each Class A shareholder account and $18.50 for each Class B shareholder account, $17.50 for each Class C shareholder account plus certain out-of-pocket expenses. Expenses for Class A, B, and C shares are aggregated and allocated to each class on the basis of their relative net asset values. Signature Services agreed to voluntarily reduce the asset-based portion of the Fund' transfer agent fee for Class A, B and C shares if the total transfer agent fees exceeds the Lipper Inc. median transfer agency fee for comparable mutual funds by 0.05%. The Fund also pay Signature Services monthly a fee which is based on an annual rate of 0.01% of average daily net assets attributable to Class A, Class B and Class C shares. Prior to January 1, 2006, the Fund paid Signature Services monthly a fee which was based on an annual rate of $17.00 for each Class A shareholder account and $19.50 for each Class B shareholder account and $18.50 for each class C shareholder account plus certain out-of-pocket expenses. The Fund also paid Signature Services monthly a fee of 0.01% of average daily net assets for Class A, Class B, and Class C shares. For shares held of record in omnibus or other group accounts where administration and other shareholder services are provided by the Selling Firm or group administrator, the Selling Firm or administrator will charge a service fee to the Fund. For such shareholders, Signature Services does not charge its account fee.


CUSTODY OF PORTFOLIO

Portfolio securities of the Fund are held pursuant to a custodian agreement between the Fund and The Bank of New York, One Wall Street, New York, New York 10286. Under the custodian agreement, The Bank of New York is performing custody, Foreign Custody Manager and fund accounting services.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm of the Fund is PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP audits and renders an opinion on the Fund's annual financial statements and reviews the Fund's annual Federal income tax return. Until August 31, 2005, the independent registered public accounting firm of the Fund was Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts 02116.

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APPENDIX A - DESCRIPTION OF INVESTMENT RISK

MORE ABOUT RISK

A fund's risk profile is largely defined by the fund's primary securities and investment practices. You may find the most concise description of the fund's risk profile in the prospectus.

A fund is permitted to utilize -- within limits established by the trustees -- certain other securities and investment practices that have higher risks and opportunities associated with them. To the extent that the Fund utilizes these securities or practices, its overall performance may be affected, either positively or negatively. On the following pages are brief definitions of certain associated risks with them with examples of related securities and investment practices included in brackets. See the "Investment Objectives and Policies" and "Investment Restrictions" sections of this Statement of Additional Information for a description of this Fund's investment policies. The Fund follows certain policies that may reduce these risks.

As with any mutual fund, there is no guarantee that the Fund will earn income or show a positive return over any period of time -- days, months or years.

TYPES OF INVESTMENT RISK

Correlation risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged (hedging is the use of one investment to offset the effects of another investment). Incomplete correlation can result in unanticipated risks. (e.g., futures and related options; securities and index options, swaps, caps, floors, collars).

Credit risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Common to all debt securities.(e.g. borrowing; reverse repurchase agreements, repurchase agreements, financial futures and options; securities and index options, securities lending, non-investment grade debt securities, private activity bonds, participation interests and structured securities, swaps, caps, floors, collars).

Information risk The risk that key information about a security or market is inaccurate or unavailable. Common to all municipal securities. (e.g. non-investment grade debt securities, private activity bonds and participation interests).

Interest rate risk The risk of market losses attributable to changes in interest rates. With fixed-rate securities, a rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. (e.g. financial futures and options; securities and index options, non-investment grade debt securities, private activity bonds, participation interests, structured securities and swaps, caps, floors and collars).

Leverage risk Associated with securities or practices (such as borrowing) that multiply small index or market movements into large changes in value. (e.g. borrowing; reverse repurchase agreements, when-issued securities and forward commitments).

o Hedged When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

o Speculative To the extent that a derivative is not used as a hedge, the fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivative's original cost.

o Liquidity risk The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance. (e.g. financial futures and options; securities and index options, non-investment-grade debt securities, restricted and illiquid securities, participation interests, swaps, caps, floors, collars, structured securities).

Management risk The risk that a strategy used by a fund's management may fail to produce the intended result. Common to all mutual funds.

Market risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Common to all stocks and bonds and the mutual funds that invest in them. (e.g. financial futures and options; securities and index options, short-term trading, when-issued securities and forward commitments, non-investment-grade debt securities, restricted and illiquid securities, structured securities).

Natural event risk The risk of losses attributable to natural disasters, such as earthquakes and similar events. (e.g. private activity bonds).

Opportunity risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments. (e.g. financial futures and options; securities and index options, when-issued securities and forward commitments).

Political risk The risk of losses attributable to government or political actions of any sort. (e.g. private activity bonds).

Valuation risk The risk that a fund has valued certain of its securities at a higher price than it can sell them for.(e.g. non-investment-grade debt securities, Restricted and illiquid securities, participation interests, structured securities, swaps, caps, floors, collars).

APPENDIX B - DESCRIPTION OF BOND RATINGS


DESCRIPTION OF BOND RATINGS

The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group represent their opinions as to the quality of various debt instruments they undertake to rate. It should be emphasized that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

MOODY'S INVESTORS SERVICE, INC.

Aaa: Obligations rated 'Aaa' are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated 'Aa' are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated 'A' are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated 'Baa' are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated 'Ba' are judged to have speculative elements are subject to substantial credit risk.

B: Obligations rated 'B' are considered speculative elements and are subject to high credit risk.

Caa: Obligations rated 'Caa' are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated 'Ca' are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated 'C' are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

STANDARD & POOR'S RATINGS GROUP

AAA: An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: Obligations rated 'BB', 'B', 'CCC' 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C: The 'C' rating may be used to over a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

FITCH INVESTORS SERVICE ("Fitch")

Investment Grade

AAA: Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. 'AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. 'A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. 'BBB' ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB: Speculative.

      o 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative.

      o For issuers and performing obligations, 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

      o For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of 'R1' (outstanding).

CCC:

      o For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

      o For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of 'R2' (superior), or 'R3' (good) or 'R4' (average).

CC:

      o For issuers and performing obligations, default of some kind appears probable.

      o For individual obligations, may indicate distressed or defaulted obligations with Recovery Raging of 'R4' (average) or 'R5' (below average).

C:

      o     For issuers and performing obligations, default is imminent.

      o For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of 'R6' (poor).

RD:

      o Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D:

      o Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

            - failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

            - the bankruptcy filings, administration, receivership, liquidation or winding-up or cessation of business of an obligor; or

            - the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated 'D' upon a default. Defaulted and distressed obligations typically are rated along the continuum of 'C' to 'B' rating categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the 'B' or CCC-C categories.

Default is determined by reference to the terms of the obligations' documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation's documentation, or where it believes that default ratings consistent with Fitch's published definition of default are the most appropriate ratings to assign.

CORPORATE AND TAX-EXEMPT COMMERCIAL PAPER RATINGS

MOODY'S

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

STANDARD AND POOR'S

Commercial Paper: A standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from 'A' for the highest-quality obligations to 'D' for the lowest. These categories are as follows:

A-1: This designation indicates that the degrees of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3: Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

Dual Ratings - Standard & Poor's assigns 'dual' rating to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, 'AAA/A-1+'). With short-term demand debt, not rating symbols are used with the commercial paper rating symbols (for example, 'SP-1+/A-1+').

Other Considerations - The ratings of S&P, Moody's, and Fitch represent their respective opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and ratings may have different yields and municipal securities of the same maturity and coupon with different ratings may have the same yield.

TAX-EXEMPT NOTE RATINGS

MOODY'S

Short-Term Debt Ratings: There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels 'MIG 1' through 'MIG 3'. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Dept instruments in this category may lack sufficient margins of protection.

STANDARD AND POOR'S

Short-Term Issue: A Standard & Poor's U.S. municipal note reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

      o Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as note; and

      o Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

APPENDIX C

EQUIVALENT YIELDS:


Tax Exempt Versus Taxable Income for 2006

The table below shows the effect of the tax status of California Tax Exempt Securities on the yield received by their holders under the regular federal income tax and California personal income tax laws. It gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of California Tax Exempt Securities yielding from 3.0% to 9.0%.


                                                 2006
                                               Marginal
                                               Combined
Single Return             Joint Return        California
-------------             ------------        And Federal      IN CALIFORNIA, A TAX-EXEMPT YIELD OF:
                                              Income Tax       ------------------------------------------------------------------
(Taxable Income)                               Bracket*        3.0%     4.0%     5.0%         6.0%     7.0%      8.0%       9.0%
---------------------------------------------------------------------------------------------------------------------------------
                                                               IS EQUIVALENT TO A TAXABLE YIELD OF:
$ 0 - 6,319             $ 0 - 12,638             10.90%        3.37%    4.49%    5.61%       6.73%     7.86%     8.98%     10.10%
$ 6,320 - 7,550         $ 12,639 - 15,100        11.80%        3.40%    4.54%    5.67%       6.80%     7.94%     9.07%     10.20%
$ 7,551 - 14,979        $ 15,101 - 29,958        16.70%        3.60%    4.80%    6.00%       7.20%     8.40%     9.60%     10.80%
$ 14,980 - 23,641       $ 29,959 - 47,282        18.40%        3.68%    4.90%    6.13%       7.35%     8.58%     9.80%     11.03%
$ 23,642 - 30,650       $ 47,283 - 61,300        20.10%        3.75%    5.01%    6.26%       7.51%     8.76%    10.01%     11.26%
$ 30,651 - 32,819       $ 61,301 - 65,638        29.50%        4.26%    5.67%    7.09%       8.51%     9.93%    11.35%     12.77%
$ 32,820 - 41,476       $ 65,639 - 82,952        31.00%        4.35%    5.80%    7.25%       8.70%    10.14%    11.59%     13.04%
$ 41,477 - 74,200       $ 82,953 - 123,700       31.98%        4.41%    5.88%    7.35%       8.82%    10.29%    11.76%     13.23%
$ 74,201 - 154,800      $ 123,701 - 188,450      34.70%        4.59%    6.13%    7.66%       9.19%    10.72%    12.25%     13.78%
$ 154,801-336,550       $ 188,451 - 336,550      39.23%        4.94%    6.58%    8.23%       9.87%    11.52%    13.16%     14.81%
$ 336,551- OVER         $ 336,551 - OVER         41.05%        5.09%    6.78%    8.48%      10.18%    11.87%    13.57%     15.27%


----------
* The marginal combined bracket includes the effect of deducting state taxes on your federal tax return.

The chart is for illustrative purposes only and is not intended to project performance of the Fund.

While the Fund principally invests in obligations exempt from federal and California state income taxes, a portion of the Fund's distributions may be subject to these taxes or to the alternative minimum tax.


California state income tax rates and brackets have not yet been set for 2006. This may result in higher or lower actual rates. The above chart is intended for estimation only.

APPENDIX D


                           John Hancock Advisers, LLC
       MFC Global Investment Management (U.S.), LLC ("MFC Global (U.S.)")
                formerly known as Sovereign Asset Management LLC
                              Proxy Voting Summary


We believe in placing our clients' interests first. Once we invest, we monitor all our clients' holdings, to ensure that they maintain their potential to produce results for investors.

As part of our active investment management strategy, we keep a close eye on each company we invest in. Routinely, companies issue proxies by which they ask investors like us to vote for or against a change, such as a new management team, a new business procedure or an acquisition. We base our decisions on how to vote these proxies with the goal of maximizing the value of our clients' investments.


Currently, John Hancock Advisers, LLC ("JHA") and MFC Global (U.S.) manage open-end funds, closed-end funds and portfolios for institutions and high-net-worth investors. Occasionally, we utilize the expertise of an outside asset manager by means of a subadvisory agreement. In all cases, JHA or MFC Global (U.S.) makes the final decision as to how to vote our clients' proxies. There is one exception, however, and that pertains to our international accounts. The investment management team for international investments votes the proxies for the accounts they manage. Unless voting is specifically retained by the named fiduciary of the client, JHA and MFC Global (U.S.) will vote proxies for ERISA clients.

In order to ensure a consistent, balanced approach across all our investment teams, we have established a proxy oversight group comprised of associates from our investment, operations and legal teams. The group has developed a set of policies and procedures that detail the standards for how JHA and MFC Global (U.S.) vote proxies. The guidelines of JHA have been approved and adopted by each fund client's board of trustees who have voted to delegate proxy voting authority to their investment adviser, JHA. JHA and MFC Global (U.S.)'s other clients have granted us the authority to vote proxies in our advisory contracts or comparable documents.

JHA and MFC Global (U.S.) have hired a third party proxy voting service which has been instructed to vote all proxies in accordance with our established guidelines except as otherwise instructed.


In evaluating proxy issues, our proxy oversight group may consider information from many sources, including the portfolio manager, management of a company presenting a proposal, shareholder groups, and independent proxy research services. Proxies for securities on loan through securities lending programs will generally not be voted, however a decision may be made to recall a security for voting purposes if the issue is material.

Below are the guidelines we adhere to when voting proxies. Please keep in mind that these are purely guidelines. Our actual votes will be driven by the particular circumstances of each proxy. From time to time votes may ultimately be cast on a case-by-case basis, taking into consideration relevant facts and circumstances at the time of the vote. Decisions on these matters (case-by-case, abstention, recall) will normally be made by a portfolio manager under the supervision of the chief investment officer and the proxy oversight group. We may abstain from voting a proxy if we conclude that the effect on our clients' economic interests or the value of the portfolio holding is indeterminable or insignificant.

Proxy Voting Guidelines

Board of Directors

We believe good corporate governance evolves from an independent board.

We support the election of uncontested director nominees, but will withhold our vote for any nominee attending less than 75% of the board and committee meetings during the previous fiscal year. Contested elections will be considered on a case by case basis by the proxy oversight group, taking into account the nominee's qualifications. We will support management's ability to set the size of the board of directors and to fill vacancies without shareholder approval but will not support a board that has fewer than 3 directors or allows for the removal of a director without cause.

We will support declassification of a board and block efforts to adopt a classified board structure. This structure typically divides the board into classes with each class serving a staggered term.

In addition, we support proposals for board indemnification and limitation of director liability, as long as they are consistent with corporate law and shareholders' interests. We believe that this is necessary to attract qualified board members.

Selection of Auditors

We believe an independent audit committee can best determine an auditor's qualifications.

We will vote for management proposals to ratify the board's selection of auditors, and for proposals to increase the independence of audit committees.

Capitalization

We will vote for a proposal to increase or decrease authorized common or preferred stock and the issuance of common stock, but will vote against a proposal to issue or convert preferred or multiple classes of stock if the board has unlimited rights to set the terms and conditions of the shares, or if the shares have voting rights inferior or superior to those of other shareholders.

In addition, we will support a management proposal to: create or restore preemptive rights; approve a stock repurchase program; approve a stock split or reverse stock split; and, approve the issuance or exercise of stock warrants

Acquisitions, mergers and corporate restructuring

Proposals to merge with or acquire another company will be voted on a case-by-case basis, as will proposals for recapitalization, restructuring, leveraged buyout, sale of assets, bankruptcy or liquidation. We will vote against a reincorporation proposal if it would reduce shareholder rights. We will vote against a management proposal to ratify or adopt a poison pill or to establish a supermajority voting provision to approve a merger or other business combination. We would however support a management proposal to opt out of a state takeover statutory provision, to spin-off certain operations or divisions and to establish a fair price provision.

Corporate Structure and Shareholder Rights

In general, we support proposals that foster good corporate governance procedures and that provide shareholders with voting power equal to their equity interest in the company.

To preserve shareholder rights, we will vote against a management proposal to restrict shareholders' right to: call a special meeting and to eliminate a shareholders' right to act by written consent. In addition, we will not support a management proposal to adopt a supermajority vote requirement to change certain by-law or charter provisions or a non-technical amendment to by-laws or a charter that reduces shareholder rights.

Equity-based compensation

Equity-based compensation is designed to attract, retain and motivate talented executives and independent directors, but should not be so significant as to materially dilute shareholders' interests.

We will vote against the adoption or amendment of a stock option plan if:

      o     the compensation committee is not fully independent

      o     plan dilution is more than 10% of outstanding common stock,

      o the company allows or has allowed the re-pricing or replacement of underwater options in the past three fiscal years (or the exchange of underwater options) without shareholder approval.

      o the option is not premium priced or indexed, or does not vest based on future performance

With respect to the adoption or amendment of employee stock purchase plans or a stock award plan, we will vote against management if:

      o the plan allows stock to be purchased at less than 85% of fair market value;

      o     this plan dilutes outstanding common equity greater than 10%

      o all stock purchase plans, including the proposed plan, exceed 15% of outstanding common equity

      o     the potential dilution from all company plans is more than 85%

With respect to director stock incentive/option plans, we will vote against management if:

      1. the minimum vesting period for options or time lapsing restricted stock is less than one year

      2.    the potential dilution for all company plans is more than 85%

Other Business

For routine business matters which are the subject of many proxy related questions, we will vote with management proposals to:

      o     change the company name;

      o     approve other business;

      o     adjourn meetings;

      o     make technical amendments to the by-laws or charters;

      o     approve financial statements;

      o     approve an employment agreement or contract.

Shareholder Proposals

Shareholders are permitted per SEC regulations to submit proposals for inclusion in a company's proxy statement. We will generally vote against shareholder proposals and in accordance with the recommendation of management except as follows where we will vote for proposals:

      o     calling for shareholder ratification of auditors;

      o     calling for auditors to attend annual meetings;

      o     seeking to increase board independence;

      o     requiring minimum stock ownership by directors;

      o seeking to create a nominating committee or to increase the independence of the nominating committee;

      o     seeking to increase the independence of the audit committee.

Corporate and social policy issues

We believe that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors.

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally vote against business practice proposals and abstain on social policy issues, though we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

                           John Hancock Advisers, LLC
       MFC Global Investment Management (U.S.), LLC ("MFC Global (U.S.)")
                formerly known as Sovereign Asset Management LLC
                             Proxy Voting Procedures


The role of the proxy voting service


John Hancock Advisers, LLC ("JHA") and MFC Global (U.S.) have hired a proxy voting service to assist with the voting of client proxies. The proxy service coordinates with client custodians to ensure that proxies are received for securities held in client accounts and acted on in a timely manner. The proxy service votes all proxies received in accordance with the proxy voting guidelines established and adopted by JHA and MFC Global (U.S.). When it is unclear how to apply a particular proxy voting guideline or when a particular proposal is not covered by the guidelines, the proxy voting service will contact the proxy oversight group coordinator for a resolution.

The role of the proxy oversight group and coordinator

The coordinator will interact directly with the proxy voting service to resolve any issues the proxy voting service brings to the attention of JHA or MFC Global (U.S.). When a question arises regarding how a proxy should be voted the coordinator contacts the firm's investment professionals and the proxy oversight group for a resolution. In addition the coordinator ensures that the proxy voting service receives responses in a timely manner. Also, the coordinator is responsible for identifying whether, when a voting issue arises, there is a potential conflict of interest situation and then escalating the issue to the firm's Executive Committee. For securities out on loan as part of a securities lending program, if a decision is made to vote a proxy, the coordinator will manage the return/recall of the securities so the proxy can be voted.


The role of mutual fund trustees

The boards of trustees of our mutual fund clients have reviewed and adopted the proxy voting guidelines of the funds' investment adviser, JHA. The trustees will periodically review the proxy voting guidelines and suggest changes they deem advisable.

Conflicts of interest

Conflicts of interest are resolved in the best interest of clients.


With respect to potential conflicts of interest, proxies will be voted in accordance with JHA's or MFC Global (U.S.)'s predetermined policies. If application of the predetermined policy is unclear or does not address a particular proposal, a special internal review by the JHA Executive Committee or MFC Global (U.S.) Executive Committee will determine the vote. After voting, a report will be made to the client (in the case of an investment company, to the fund's board of trustees), if requested. An example of a conflict of interest created with respect to a proxy solicitation is when JHA or MFC Global (U.S.) must vote the proxies of companies that they provide investment advice to or are currently seeking to provide investment advice to, such as to pension plans.

APPENDIX E

                               John Hancock Funds

               Description of Portfolio Holdings Disclosure Policy

      General. The Board of Trustees has adopted a policy that governs when and by whom portfolio holdings information may be provided to investors, service providers to the fund or market participants. It is the policy of the fund to provide nonpublic information regarding fund's portfolio holdings only in the limited circumstances permitted by the policy and only where there is a legitimate business purpose for providing the information. The policy applies to the officers of the fund, the adviser, any subadviser, John Hancock Funds, its affiliates and their employees. This is a summary of the fund's policy. The Board of Trustees has approved this policy and must approve any material changes. In doing so, the Board has concluded that the limited circumstances where disclosure of non-public information is permitted are in the best interests of the fund. Under no circumstances may any person receive compensation for providing non-public information regarding the fund's holdings to any person.

      The Board is responsible for overseeing the policy and has delegated to the Chief Compliance Officer ("CCO") the responsibility for monitoring the use of nonpublic information and the fund's and the Adviser's compliance with this policy.

      The following defined terms are used in the policy and this summary.

Nonpublic Information. Portfolio holdings are considered Nonpublic Information until such holdings are posted on a publicly available website which is disclosed in the fund prospectus or until filed with the SEC via Edgar on either Form N-CSR or Form N-Q.

"Affiliated Persons" are: (a) persons affiliated with the Funds, (b) the Funds' investment adviser or principal underwriter or any affiliate of either entity,
(c) the investment adviser's ultimate parent, Manulife Financial Corporation ("MFC") or any affiliate thereof, (d) in the case of a particular Fund portfolio, the subadviser to the portfolio, or any affiliate of the subadviser,
(e) the Funds' custodian and (f) the Funds' certified public accountants.

"Nonaffiliated Persons" is any person who is not an Affiliated Person.

Public Disclosure. The Funds' portfolio holdings are disclosed in publicly available filings with the SEC (e.g. Form N-CSR or Form N-Q). The Funds also publish the following information on their website jhfunds.com:

(1) On the fifth business day after month-end, the following information for each fund will be posted on www.jhfunds.com: top ten holdings (% of each position); top ten sector analysis; total return/yield; top ten countries/SIC; average quality/maturity; beta/alpha/r2 (open-end funds only); top ten portfolio composition


(2) The following information regarding portfolio holdings will be posted on www.jhfunds.com each month on a one-month lag (i.e., information as of December 31 will be posted on February 1): security name; cusip; market value; shares/amount; coupon rate; maturity date; number of holdings; turnover; attribution analysis; average credit quality rating; duration for bond funds; currency exposure and currency hedging; AMT exposure; portfolio characteristics

(3) With respect to Money Market Fund and U.S. Government Cash Reserve, the following information regarding portfolio holdings will be posted weekly on www.jhfunds.com: net assets; seven day yield; thirty day yield; % maturing in last seven days; portfolio breakdown by securities type; weighted average maturity

The information referenced in (1), (2), and (3) above will be available on the funds' website until a fund files its next Form N-CSR or Form N-Q with the Securities and Exchange Commission.

Disclosure of Portfolio Holdings to Nonaffiliated Persons

Subject to monitoring and authorization by the CCO, persons subject to the policy may provide Nonpublic Information regarding portfolio holdings to Nonaffiliated Persons in the circumstances listed below. Each Nonaffiliated Person must agree to keep such information confidential and to prohibit its employees from trading on such information for personal or proprietary purposes.


Rating Organizations. Nonpublic Information regarding portfolio holdings is provided to ratings organizations, such as Moodys, S&P, Morningstar and Lipper, for the purpose of reviewing the portfolio, the adviser or, if applicable, subadviser. This information is typically provided on a monthly basis, as soon as practical after the end of each month. The fund generally expects that it will continue to provide these rating organizations with such information.

Risk Management, Attribution, Portfolio Analysis Tools. Nonpublic Information regarding portfolio holdings is provided to Factset, BondEdge, Investools, Salomon Yieldbook, Lehman Brothers Municipal Index Group, Wilshire, or other entities for the purpose of compiling reports and preparing data for use by the fund and its service providers. This information is typically provided on a daily or monthly basis, as soon as practical after the end of each day or month respectively. The fund generally expects that it will continue to provide these service providers with such information.

Proxy Voting Services. Nonpublic Information regarding portfolio holdings is provided to ISS, the fund's proxy voting service, for the purpose of voting proxies relating to portfolio holdings. The proxy voting service has regular access to the fund's portfolio holdings in order to determine if there are any securities held by the fund as to which there is upcoming shareholder action in which the fund is entitled to vote. The provision of this information is necessary in order to carry out the fund's proxy voting policy. The fund expects that it will continue to provide ISS with such information.


Computer Products and Services. Nonpublic Information regarding portfolio holdings may be provided to entities providing computer products and services to the Funds (for example, for the purpose of generating compliance reports or reports relating to proxy voting). These services may require regular, normally daily, access to the fund's portfolio holdings in order to provide the contracted services to the fund.

Institutional Traders. Nonpublic Information regarding portfolio holdings may be provided to institutional traders to assist in research and trade execution. This information, which identifies current holdings without a time lag, is provided on an irregular basis and is normally only used to identify portfolio positions as to which the fund would welcome bids.

Courts and Regulators. Nonpublic Information regarding portfolio holdings may be provided to any court or regulator with appropriate jurisdiction. The frequency and time lag depends upon the request. In providing this information, the fund is merely complying with its legal obligations.

Other Persons. Nonpublic Information regarding portfolio holdings may be provided to other persons or entities if approved by the Chief Compliance Officer of the Fund or his or her designee (collectively, the "CCO"). In determining whether to approve such disclosure the CCO shall consider: (a) the purpose of providing such information, (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon and (c) whether such disclosure is in the best interest of the shareholders of the Fund. In the case of a conflict between (a) the interests of the shareholders of the Fund, on the one hand, and (b) the interests of any affiliated person of the Fund, the Fund's investment adviser (including any subadviser), the Fund's principal underwriter or any of their affiliated persons, on the other, the procedures set forth under "Resolution of Conflicts of Interest" below shall be followed.

The CCO shall report to the Board of Trustees whenever additional disclosures of portfolio holdings are approved. This report shall be at the board meeting following such approval.

Disclosure of Portfolio Holdings to Affiliated Persons

The Board or the CCO may authorize the provision of any Nonpublic Information regarding portfolio holdings to other Affiliated Persons. If authorized by the CCO, the CCO must report such approval to the Board of Trustees. The CCO must pre-approve the provision of any Nonpublic Information regarding portfolio holdings to any Affiliated Persons (other than those listed in Appendix A) and report such approval to the Board of Trustees at the board meeting following such approval. The persons listed in Appendix A have been exempt from such pre-approval. In the case of persons listed in Section II, III and IV of Appendix A, their employers shall provide the CCO reasonable assurances that Nonpublic Information will be kept confidential and that such employees are prohibited from trading on such information.

In determining whether to approve such disclosure of Nonpublic Information regarding portfolio holdings to any Affiliated Persons the CCO shall consider:
(a) the purpose of providing such information, (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon and (c) whether such disclosure is in the best interest of the shareholders of the Fund. In the case of a conflict between (a) the interests of the shareholders of the Fund, on the one hand, and (b) the interests of any affiliated person of the Fund, the Fund's investment adviser (including any subadviser), the Fund's principal underwriter or any of their affiliated persons, on the other, the procedures set forth under "Resolution of Conflicts of Interest" below shall be followed.

Resolution of Conflicts of Interest

If the Fund or its adviser or principal underwriter or any of its subadviser (or any of their affiliates) desire to provide Nonpublic Information regarding Fund portfolio holdings to a Nonaffiliated Person and the CCO believes there is a potential conflict between (a) the interests of the shareholders of the Fund, on the one hand, and (b) the interests of any affiliated person of the Fund, the Fund's investment adviser (including any subadviser), the Fund's principal underwriter or any of their affiliated persons, on the other, the CCO shall refer the conflict to the Board of Trustees of the Fund who shall only permit such disclosure of the Nonpublic Information if in their reasonable business judgment they conclude such disclosure will be in the best interests of Fund shareholders.

Changes to Policy

Any material changes to this policy must be approved by the Fund's Board of Trustees.

Reports to the Trust's Board of Trustees

The CCO shall report any material issues that may arise under this policy to the Board of Trustees no later than the Board meeting following the arising of the issue.

Applicability of Policy to a Fund's Adviser and Subadvisers

This policy shall apply to the Fund's Adviser and each of its subadvisers as applicable.

Appendix A

I. Employees* of John Hancock Advisers, LLC who are subject to the Code of Ethics of the Fund, the Funds' investment adviser, or the Fund's principal underwriter, John Hancock Funds, LLC.

II. Employees* of a Subadviser or any Affiliate of a Subadviser who provide services to a Fund.

III. Employees* of the Funds' custodian who provide services to the Funds.

IV. Employees* and partners of a Fund's certified public accounting firm who provide services to the Fund.

V. Employees* and partners of a Fund's legal counsel who provides services to the Fund.

*     Includes temporary employees

FINANCIAL STATEMENTS

The financial statements listed below are included in the Fund's 2006 Annual Report to Shareholders for the year ended August 31, 2006; (filed electronically on October 27, 2006, accession number 0001010521-06-000891) and are included in and incorporated by reference into Part B of the Registration Statement for John Hancock California Tax-Free Income Fund (file nos. 811-5979 and 33-31675).

John Hancock California Tax-Free Income Fund (the "Trust")
  On behalf of John Hancock California Tax-Free Income Fund (the "Fund")

Statement of Assets and Liabilities as of August 31, 2006.
Statement of Operations for the year ended August 31, 2006.
Statement of Changes in Net Assets for each of the two years in the period ended August 31, 2006.
Notes to Financial Statements.
Financial Highlights for each of the five years in the period ended August 31, 2006
Schedule of Investments as of August 31, 2006.
Report of Independent Registered Public Accounting Firm.


The financial statements listed below are included in John Hancock California Tax-Free Income Fund's 2005 Annual Report to Shareholders for the year ended August 31, 2005; (filed electronically on October 28, 2005, accession number 0001010521-05-000460 and are included in and incorporated by reference into Part B of the Registration Statement for John Hancock Municipal Series Trust with respect to John Hancock Tax-Free Bond Fund (filed nos. 811-5979 and 33-31675).

John Hancock California Tax-Free Income Fund

Statement of Assets and Liabilities as of August 31, 2005.
Statement of Operations for the year ended August 31, 2005.
Statement of Changes in Net Assets for each of the two years in the period ended
 August 31, 2005.
Financial Highlights for the five years in the period ended August 31, 2005. Notes to Financial Statements.
Schedule of Investments as of August 31, 2005.
Report of Independent Registered Public Accounting Firm.

                  JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND

                                     PART C.

                               OTHER INFORMATION

Item 23.  Exhibits:

The exhibits to this Registration Statement are listed in the Exhibit Index hereto and are incorporated herein by reference.

Item 24. Persons Controlled by or under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with Registrant.

Item 25.  Indemnification.

Indemnification provisions relating to the Registrant's Trustees, officers, employees and agents is set forth in Article IV of the Registrant's Declaration of Trust included as Exhibit 1 herein.

Under Section 12 of the Distribution Agreement, John Hancock Funds, LLC ("John Hancock Funds") has agreed to indemnify the Registrant and its Trustees, officers and controlling persons against claims arising out of certain acts and statements of John Hancock Funds.

Section 9(a) of the By-Laws of John Hancock Life Insurance Company ("the Insurance Company") provides, in effect, that the Insurance Company will, subject to limitations of law, indemnify each present and former director, officer and employee of the Insurance Company who serves as a Trustee or officer of the Registrant at the direction or request of the Insurance Company against litigation expenses and liabilities incurred while acting as such, except that such indemnification does not cover any expense or liability incurred or imposed in connection with any matter as to which such person shall be finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Insurance Company. In addition, no such person will be indemnified by the Insurance Company in respect of any final adjudication unless such settlement shall have been approved as in the best interests of the Insurance Company either by vote of the Board of Directors at a meeting composed of directors who have no interest in the outcome of such vote, or by vote of the policyholders. The Insurance Company may pay expenses incurred in defending an action or claim in advance of its final disposition, but only upon receipt of an undertaking by the person indemnified to repay such payment if he should be determined not to be entitled to indemnification.

Article V of the Limited Liability Company Agreement of John Hancock Advisers, LLC ("the Adviser") provide as follows:

"Section 5.06. Indemnity."

1.01     Indemnification and Exculpation.
         -------------------------------

         (a) No Indemnitee, and no shareholder, director, officer, member, manager, partner, agent, representative, employee or Affiliate of an Indemnitee, shall have any liability to the Company or to any Member for any loss suffered by the Company (or the Corporation) which arises out of any action or inaction by such Indemnitee with respect to the Company (or the Corporation) if such Indemnitee so acted or omitted to act (i) in the good faith (A) belief that such course of conduct was in, or was not opposed to, the best interests of the Company (or the Corporation), or (B) reliance on the provisions of this Agreement, and (ii) such course of conduct did not constitute gross negligence or willful misconduct of such Indemnitee.

         (b) The Company shall, to the fullest extent permitted by applicable law, indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was, or has agreed to become, a Director or Officer, or is or was serving, or has agreed to serve, at the request of the Company (or previously at the request of the Corporation), as a director, officer, manager or trustee of, or in a similar capacity with, another corporation, partnership, limited liability company, joint venture, trust or other enterprise (including any employee benefit plan) (all such persons being referred to hereafter as an "Indemnitee"), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by or on behalf of an Indemnitee in connection with such action, suit or proceeding and any appeal therefrom.

         (c) As a condition precedent to his right to be indemnified, the Indemnitee must notify the Company in writing as soon as practicable of any action, suit, proceeding or investigation involving him for which indemnity hereunder will or could be sought. With respect to any action, suit, proceeding or investigation of which the Company is so notified, the Company will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to the Indemnitee.

         (d) In the event that the Company does not assume the defense of any action, suit, proceeding or investigation of which the Company receives notice under this Section 5.06, the Company shall pay in advance of the final disposition of such matter any expenses (including attorneys' fees) incurred by an Indemnitee in defending a civil or criminal action, suit, proceeding or investigation or any appeal therefrom; provided, however, that the payment of such expenses incurred by an Indemnitee in advance of the final disposition of such matter shall be made only upon receipt of an undertaking by or on behalf of the Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the Company as authorized in this Section 5.06, which undertaking shall be accepted without reference to the financial ability of the Indemnitee to make such repayment; and further provided that no such advancement of expenses shall be made if it is determined that (i) the Indemnitee did not act in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Company, or (ii) with respect to any criminal action or proceeding, the Indemnitee had reasonable cause to believe his conduct was unlawful.

         (e) The Company shall not indemnify an Indemnitee seeking indemnification in connection with a proceeding (or part thereof) initiated by such Indemnitee unless the initiation thereof was approved by the Board of Directors. In addition, the Company shall not indemnify an Indemnitee to the extent such Indemnitee is reimbursed from the proceeds of insurance, and in the event the Company makes any indemnification payments to an Indemnitee and such Indemnitee is subsequently reimbursed from the proceeds of insurance, such Indemnitee shall promptly refund such indemnification payments to the Company to the extent of such insurance reimbursement.

         (f) All determinations hereunder as to the entitlement of an Indemnitee to indemnification or advancement of expenses shall be made in each instance by
(a) a majority vote of the Directors consisting of persons who are not at that time parties to the action, suit or proceeding in question ("Disinterested Directors"), whether or not a quorum, (b) a majority vote of a quorum of the outstanding Common Shares, which quorum shall consist of Members who are not at that time parties to the action, suit or proceeding in question, (c) independent legal counsel (who may, to the extent permitted by law, be regular legal counsel to the Company), or (d) a court of competent jurisdiction.

         (g) The indemnification rights provided in this Section 5.06 (i) shall not be deemed exclusive of any other rights to which an Indemnitee may be entitled under any law, agreement or vote of Members or Disinterested Directors or otherwise, and (ii) shall inure to the benefit of the heirs, executors and administrators of the Indemnitees. The Company may, to the extent authorized from time to time by its Board of Directors, grant indemnification rights to other employees or agents of the Company or other persons serving the Company and such rights may be equivalent to, or greater or less than, those set forth in this Section 5.06. Any indemnification to be provided hereunder may be provided although the person to be indemnified is no longer a Director or Officer.

Item 26.  Business and Other Connections of Investment Advisers.

See "Fund Details" in the Prospectuses and "Investment Management Agreements" in the Statement of Additional Information for information regarding the business of the Adviser and the Subadviser. For information as to the business, profession, vocation or employment of a substantial nature of each director, officer or partner of the Adviser and the Subadviser, reference is made to the respective Form ADV, as amended, filed under the Investment Advisers Act of 1940, each of which is incorporated herein by reference.

Item 27.  Principal Underwriters.

(a) John Hancock Funds acts as principal underwriter for the Registrant and also serves as principal underwriter or distributor of shares for John Hancock Bond Trust, John Hancock Current Interest, John Hancock Series Trust, John Hancock Municipal Securities Trust, John Hancock California Tax-Free Income Fund, John Hancock Capital Series, John Hancock Sovereign Bond Fund, John Hancock Tax-Exempt Series, John Hancock Strategic Series, John Hancock World Fund, John Hancock Investment Trust, John Hancock Institutional Series Trust, John Hancock Investment Trust II, John Hancock Equity Trust, John Hancock Investment Trust III, John Hancock Funds II and John Hancock Funds III.

(b) The following table lists, for each director and officer of John Hancock Funds, the information indicated.

  Name and Principal                Positions and Offices                  Positions and Offices
   Business Address                    with Underwriter                       with Registrant
   ----------------                    ----------------                       ---------------

James R. Boyle                     Chairman and Director                           Trustee
601 Congress St.
Boston, Massachusetts

Keith F. Hartstein                    Director, President                      President and
601 Congress Street               and Chief Executive Officer             Chief Executive Officer
Boston, Massachusetts

John G. Vrysen                Director, Executive Vice President
601 Congress Street              and Chief Financial Officer              Chief Financial Officer
Boston, Massachusetts

Arthur E. Creel                      Senior Vice President                          None
601 Congress St.
Boston, Massachusetts

Bruce R. Speca                              None                     Senior Vice President, Investments
601 Congress St.
Boston, Massachusetts

Andrew G. Arnott                     Senior Vice President                          None
601 Congress St.
Boston, Massachusetts

Robert M. Boyda                             None                     Senior Vice President, Investments
601 Congress St.
Boston, Massachusetts

John J. Danello                             None                            Vice President, Law
601 Congress St.
Boston, Massachusetts

Carey Hoch                              Vice President                              None
601 Congress St.
Boston, Massachusetts

Kristine McManus                        Vice President                              None
601 Congress St.
Boston, Massachusetts

Daniel Rollins                          Vice President                              None
601 Congress St.
Boston, Massachusetts

                                       C-3

Steven E. Medina                            None                         Vice President, Investments
601 Congress St.
Boston, Massachusetts

Karen F. Walsh                       Senior Vice President                          None
601 Congress St.
Boston, Massachusetts

Thomas M. Kinzler                           None                                Secretary and
601 Congress St.                                                             Chief Legal Officer
Boston, Massachusetts

Jeffrey H. Long                     Chief Financial Officer                         None
601 Congress St.
Boston, Massachusetts

Peter Copestake                          Treasurer                                  None
200 Bloor Street
Toronto, Ontario

Gordon M. Shone                             None                                 Treasurer
601 Congress St.
Boston, Massachusetts

Michael J. Mahoney                 Assistant Vice President and                     None
601 Congress St.                    Chief Compliance Officer
Boston, Massachusetts

Frank V. Knox                               None                           Chief Compliance Officer
601 Congress St.
Boston, Massachusetts

(c) None.

Item 28.  Location of Accounts and Records

The Registrant maintains the records required to be maintained by it under Rules 31a-1 (a), 31a-a(b), and 31a-2(a) under the Investment Company Act of 1940 at its principal executive offices at 601 Congress Street, Boston Massachusetts 02210-2805 and by MFC Global Investment (U.S.), LLC (formerly known as Sovereign Asset Management LLC) at its principal executive offices at 101 Huntington Avenue, Boston, MA 02199. Certain records, including records relating to Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main office of Registrant's Transfer Agent and Custodian.

Item 29.  Management Services

Not applicable.

Item 30.  Undertakings

Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) uner the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereto duly authorized, in the City of Boston, and The Commonwealth of Massachusetts on the 8th day of January, 2007.

                              JOHN HANCOCK CALIFORNIA TAX-FREE INCOME FUND

                              By:      *
                              -----------------------
                              Keith F. Hartstein
                              President and Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, the Registration has been signed below by the following persons in the capacities and on the dates indicated.



     Signature                                     Title                             Date
     ---------                                     -----                             ----

         *
------------------------                       President and                    January 8, 2007
Keith F. Hartstein                        Chief Executive Officer

         *
------------------------                  Executive Vice President
John G. Vrysen                          and Chief Financial Officer

/s/Gordon M. Shone                               Treasurer
------------------------                  (Chief Accounting Officer)
Gordon M. Shone

         *
------------------------                         Trustee
James R. Boyle

         *
------------------------                         Trustee
James F. Carlin

         *
------------------------                         Trustee
Richard P. Chapman, Jr.

         *
------------------------                         Trustee
William H. Cunningham

         *
------------------------                    Chairman and Trustee
Ronald R. Dion

         *
------------------------                         Trustee
Charles L. Ladner

         *
------------------------                         Trustee
John A. Moore

         *
------------------------                         Trustee
Patti McGill Peterson

         *
------------------------                         Trustee
Steven R. Pruchansky



By:      /s/Alfred P. Ouellette                                                 January 8, 2007
         ----------------------
         Alfred P. Ouellette
         Attorney-in-Fact, under
         Powers of Attorney dated
         June 6, 2006


OPEN END FUNDS:                                               1933 Act Number          1940 Act Number
John Hancock Bond Trust                                           2-66906                 811-3006
John Hancock California Tax-Free Income Fund                     33-31675                 811-5979
John Hancock Capital Series                                       2-29502                 811-1677
John Hancock Current Interest                                     2-50931                 811-2485
John Hancock Equity Trust                                         2-92548                 811-4079
John Hancock Institutional Series Trust                          33-86102                 811-8852
John Hancock Investment Trust                                     2-10156                 811-0560
John Hancock Investment Trust II                                  2-90305                 811-3999
John Hancock Investment Trust III                                 33-4559                 811-4630
John Hancock Municipal Securities Trust                          33-32246                 811-5968
John Hancock Series Trust                                         2-75807                 811-3392
John Hancock Sovereign Bond Fund                                  2-48925                 811-2402
John Hancock Strategic Series                                     33-5186                 811-4651
John Hancock Tax-Exempt Series Trust                             33-12947                 811-5079
John Hancock World Fund                                          33-10722                 811-4932

CLOSED END FUND                                               1933 Act Number          1940 Act Number
John Hancock Bank and Thrift Opportunity Fund                         -                   811-8568
John Hancock Income Securities                                        -                   811-4186
John Hancock Investors Trust                                          -                   811-4173
John Hancock Patriot Global Dividend Fund                             -                   811-06685
John Hancock Patriot Preferred Dividend Fund                          -                   811-7590
John Hancock Patriot Premium Dividend Fund I                          -                   811-5615
John Hancock Patriot Premium Dividend Fund II                         -                   811-05908
John Hancock Patriot Select Dividend Trust                            -                   811-06107
John Hancock Preferred Income Fund                               333-100531               811-21131
John Hancock Preferred Income Fund II                            333-101956               811-21202
John Hancock Preferred Income Fund III                           333-102734               811-21287
John Hancock Tax-Advantaged Dividend Income Fund                 333-108102               811-21416


                                POWER OF ATTORNEY

     The undersigned Trustees or officers of each of the above listed Trusts, each a Massachusetts business trust, does hereby severally constitute and appoint THOMAS M. KINZLER, WILLIAM H. KING, ALFRED P. OUELLETTE and GENEVIEVE D. PLUHOWSKI, and each acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them, and each acting singly, to sign for me, in my name and in the capacity indicated below, any Registration Statement on Form N-1A to be filed by the Trust under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), and any and all amendments to said Registration Statements, with respect to the offering of shares and any and all other documents and papers relating thereto, and generally to do all such things in my name and on my behalf in the capacity indicated to enable the Trust to comply with the 1940 Act and the 1933 Act, and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming my signature as it may be signed by said attorneys or each of them to any such Registration Statements and any and all amendments thereto.

     IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument as of the 6th day of June, 2006.

/s/ James R. Boyle                        /s/ Charles L. Ladner
------------------                        ---------------------
James R. Boyle, as Trustee                Charles L. Ladner, as Trustee

/s/ James F. Carlin                       /s/ John A. Moore
-------------------                       -----------------
James F. Carlin, as Trustee               John A. Moore, as Trustee

/s/ Richard P. Chapman                    /s/ Patti McGill Peterson
----------------------                    -------------------------
Richard P. Chapman, Jr., as Trustee       Patti McGill Peterson, as Trustee


/s/ William H. Cunningham                 /s/ Steven R. Pruchansky
-------------------------                 ------------------------
William H. Cunningham, as Trustee         Steven R. Pruchansky, as Trustee


/s/ Ronald R. Dion                        /s/ John G. Vrysen
------------------                        ------------------
Ronald R. Dion, as Chairman and Trustee   John G. Vrysen, as Executive Vice
                                           President and Chief Financial Officer

/s/ Keith F. Hartstein
----------------------
Keith F. Hartstein, as President and
  Chief Executive Officer

                  John Hancock California Tax-Free Income Fund

                                INDEX TO EXHIBITS

99.(a) Articles of Incorporation. Amended and Restated Declaration of Trust dated March 8, 2005.#####

99.(a).1 Amendment, effective July 1, 2005, to Declaration of Trust dated March
         8, 2005 regarding change of address of principal place of business.######

99.(b)   By-Laws.  Amended and Restated By-Laws dated March 8, 2005.#####

99.(c) Instruments Defining Rights of Security Holders. See Exhibit 99.(a) and 99.(b).

99.(d) Investment Advisory Contracts. Investment Advisory Agreement between John Hancock Advisers, Inc. and the Registrant.*

99.(d).1 Sub-Advisory Agreement dated December 31, 2005 between the Registrant,
         John Hancock Advisers, LLC and Sovereign Asset Management LLC.######

99.(e).1 Form of Financial Institution Sales and Service Agreement.*

99.(e).2 Form of Soliciting Dealer Agreement between John Hancock Broker
         Distribution Services, Inc. and Selected Dealers.####

99.(f)   Bonus or Profit Sharing Contracts. Not Applicable.

99.(g) Custodian Agreements. Custody Agreement between John Hancock Mutual Funds and Bank of New York dated September 10, 2001.********

99.(h) Other Material Contracts. Amended and Restated Master Transfer Agency and Service Agreement between John Hancock Funds and John Hancock Signature Services, Inc. dated June 1, 1998.***

99.(h).1 Amendment to the Amended and Restated Master Transfer Agency and
         Service Agreement between John Hancock Funds and John Hancock Signature Services, Inc. dated June 1, 1998 Anti-Money Laundering and Privacy effective July 1, 2003.##

99.(h).2 Amendment to the Amended and Restated Master Transfer Agency and
         Service Agreement dated June 1, 1998 between John Hancock Funds and John Hancock Signature Services, Inc. effective July 1, 2004.###

99.(h).3 Accounting and Legal Services Agreement between John Hancock Advisers,
         Inc. and Registrant as of January 1, 1996.#####

99.(h).4 Amendment to Accounting and Legal Services Agreement between John
         Hancock Advisers, LLC and Registrant as of March 8, 2005.#####

99.(i)   Legal Opinion.+

99.(j)   Other Opinions. Auditors' Consents.+

99.(k)   Omitted Financial Statements. Not Applicable.

99.(l)   Initial Capital Agreements. None.

99.(m) Rule 12b-1 Plan. Class A Distribution Plan between Registrant and John Hancock Funds, Inc.*

99.(m).1 Rule 12b-1 Plan. Class B Distribution Plan between Registrant and John
         Hancock Funds, Inc.*

99.(m).2 Rule 12-b1 Plan. Amended and Restated Distribution Plan for Class C shares between John Hancock California Tax-Free Income Fund and John Hancock Funds, Inc. dated April 1, 1999.******

99.(n)   Financial Data Schedule. Not Applicable

99.(o) Rule 18f-3 Plan. John Hancock Funds Class A and Class B Multiple Class Plan Pursuant to Rule 18f-3 dated May 1, 1998.***

99.(o).1 John  Hancock  Funds Class A, Class B and Class C amended and restated
         Multiple Class Plan pursuant to Rule 18f-3 for John Hancock California Tax-Free Income Fund dated April 1, 1999.*****

99.(p) Code of Ethics. John Hancock Advisers, LLC, MFC Global Investment Management (U.S.), LLC formerly known as Sovereign Asset Management and each open-end and closed-end fund dated July 1, 2006.######

99.(p).1 Code of  Ethics  for the  Independent  Directors/Trustees  of the John
         Hancock Funds dated December 6, 2005.######

* Previously filed electronically with post-effective amendment no. 9, (file nos. 33-31675 and 811-5979) on April 19, 1995, accession number 0000950135-95-000965.

** Previously filed electronically with post-effective amendment no. 14 (file nos. 33-31675 and 811-5979) on December 20, 1996, accession number 0001010521-96-000223.

*** Previously filed electronically with post-effective amendment no. 16, (file nos. 33-31675 and 811-5979) on October 13, 1998, accession number 0001010521-98-000358.

**** Previously filed electronically with post-effective amendment no. 17, (file nos. 33-31675 and 811-5979) on December 28, 1998, accession number 0001010521-98-000403.

***** Previously filed electronically with post-effective amendment no. 18, (file nos. 33-31675 and 811-5979) on January 25, 1999, accession number 0001010521-99-000055.

****** Previously filed electronically with post-effective amendment no. 19, (file nos. 33-31675 and 811-5979) on December 27, 1999, accession number 0001010521-99-000394.

******* Previously filed electronically with post-effective amendment no. 20, (file nos. 33-31675 and 811-5979) on October 25, 2000, accession number 0001010521-00-000436.

******** Previously filed electronically with post-effective amendment no. 22, (file nos. 33-31675 and 811-5979) on October 30, 2001, accession number 0001010521-01-500239.

# Previously filed electronically with post-effective amendment no. 24, (file nos. 33-31675 and 811-5979) on December 27, 2002, accession number 0001010521-02-000367.

## Previously filed electronically with post-effective amendment no. 25, (file nos. 33-31675 and 811-5979) on December 29, 2003, accession number 0001010521-03-000396.

### Previously filed electronically with post-effective amendment no. 26, (file nos. 33-31675 and 811-5979) on October 26, 2004, accession number 0001010521-04-000264.

#### Previously filed electronically with post-effective amendment no. 27, (file nos. 33-31675 and 811-5979) on December 30, 2004, accession number 0001010521-04-000320.

##### Previously filed electronically with post-effective amendment no. 28, (file nos. 33-31675 and 811-5979) on December 28, 2005, accession number 0001010521-05-000528.

###### Previously filed electronically with post-effective amendment no. 29, (file nos. 33-31675 and 811-5979) on December 27, 2006, accession number 0001010521-06-000988.

+         Filed herewith.